UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq.
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Reports to Shareholders.

roycelnvest.com

ROYCE Investment Partners

TheRoyceFunds

The Royce Fund 2020 Semiannual

Review and Report to Shareholders

June 30, 2020

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.royceinvest.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders | 1

Letter to Our Shareholders

THE LONGEST HALF

Before delving into our usual analysis of the small-cap market, we first want to offer our deepest sympathies to all those affected by the coronavirus and to extend an equal measure of gratitude to the many essential workers who have done so much to help us all in various ways during this period of pandemic-induced difficulties. We are also grateful for all of the extraordinary efforts by our Royce colleagues, as they have been working diligently to keep our company operating at full strength while working from home.

The first half of 2020 was as turbulent a six-month period as we have seen in nearly 50 years of small-cap asset management. The Russell 2000 Index experienced the worst quarter in its own 40-year history in 1Q20, losing 30.6%, before rebounding to enjoy its third best in the second quarter, when it advanced 25.4%. As wide as the distance is between them, these numbers fail to fully capture the extremes. The Russell 2000 fell 41.5% from 2/20/20-3/18/20 before advancing 46.0% from March’s 2020 low through the end of June. Comparable levels of the same volatility could be seen across other capitalization ranges and geographies as the world reeled from the devastating effects of the COVID-19 pandemic, which has wreaked havoc on public health and the global economy.

From our perspective as experienced small-cap specialists, the most interesting element about the market’s V-shaped pattern since mid-February was that stocks behaved in a manner that was simultaneously anomalous and familiar. Like the public health crisis that engendered the initial decline, the speed and depth with which equities fell was indeed unprecedented. The pace and height of the subsequent rebound has been surpassed only once before, in the spring of 2009. Yet the overall pattern is one that we have seen before. Deep bear markets have historically been followed by vibrant comebacks. The range of returns along market cap parameters added to the familiar tenor. After losing more in the first quarter, small- and micro-cap stocks roared back to outpace their large-cap counterparts in the second. Moreover, factors such as cyclicality and perceived riskiness also performed in line with our expectations through most of the first half of 2020.

One notable exception, at least for a short time, was the underperformance of cyclical stocks within small-cap early in the recovery period. This temporary disadvantage may have been an unintended consequence of the Fed’s decision to put enough liquidity into the capital markets to rebuild stability and restore the financial system to something resembling normal operations as the markets were plunging. Yet these moves—which in our view were entirely appropriate and necessary—also appeared to shift higher-growth companies into pole position in small-cap, leaving cyclicals to play catch-up into the middle of May, nearly two months after the nascent upswing. Since cyclicals historically make strong moves off market bottoms (especially when accompanied by improving economic data, as was the case this year), we were somewhat surprised. Cyclicals more than made up for their slow start, however, by nearly doubling the return for defensives from mid-May through the end of June, up 18.1% versus 9.5%. Needless to say, a result in the high teens over six weeks is an impressive move under any circumstances.

2 l This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

DISSECTING THE DISCONNECT

The more immediate, and for many more vexing matter, however, is the disconnect between a weakened economy and a robust, albeit highly volatile, U.S. equity market. It’s always a cause for concern for some when the market appears out of sync with the economy. But in the midst of a public health crisis, one that’s led to sorrow for many and challenges for all, the contrast becomes particularly stark. We understand why many people, including a number of skilled and experienced investors, have serious misgivings about the overall upward direction of the stock market during a pandemic. However, we think these objections ultimately rest on two misconceptions.

The first is the idea that stock prices are a barometer of current corporate health. Yet stocks are almost never priced based on what’s happening today. The market’s tendency is to look forward to what is most likely to happen one, two, or even three years down the road. In other words, the market’s behavior is rooted in expectations of corporate profitability. So in spite of the currently long list of challenges we face, the market is anticipating a recovering economy over the next couple of years. Equally important, investors are confident that most companies’ profits will be higher over the next year or two, which should boost the value of their shares.

The second misconception is that equities are independent of other financial conditions. Yet stocks are, after all, financial assets. As such, conditions in the financial markets affect their prices. With interest rates at all-time lows, it makes sense that stocks would be selling at higher prices. Lower rates typically make equities appear more attractive compared to other investments. The Fed’s decision to provide ample liquidity to the financial markets and maintain interest rates at close to zero should support rising stock prices because plentiful amounts of capital are available for investment, and there are relatively few attractive alternatives. The current strong and stable state of the equity markets helps to explain why “Don’t Fight the Fed” is such a reliable adage.

THE CASE FOR SMALL-CAPS IN FIVE CHARTS

Our overall outlook for small-caps, then, is cautiously optimistic. In large part, this is because we expect the economy will continue to recover over the next few years, spurring profit growth as it does. We also think that small-caps continue to look relatively more attractive than most other areas of the market. Its recent robust run notwithstanding, the Russell 2000 was down 13.0% in 2020’s first half versus a loss of 2.8% for the large-cap Russell 1000 Index. Similarly, the Nasdaq made new all-time highs in this year’s rebound while the small-cap index finished June 2020 14.9% below its August 2018 peak.

Along with relatively more attractive small-cap prices, we also see the financially healthy state of many small-cap companies. We examined performance for the Russell 2000 compared to the index’s trailing 12-month cash flow per share from the peak on 8/31/18 through 6/30/20. Our analysis, seen below, showed that cash flow per share has made steady positive progress that accelerated to a more robust pace near the end of this nearly two-year period, while small-cap performance lagged this metric over the same period.

Russell 2000 Performance vs Trailing 12-month Cash Flow Per Share Percent Change from 8/31/18 Peak as of 6/30/20

Trailing 12-Month Cash Flow Per Share is calculated as the after-tax earnings of a company plus depreciation on a per-share basis. It is often used to measure a company’s financial strength.

Taking a look at the asset class’s longer-term history paints an equally compelling picture. For example, during the subsequent two-year periods following its last major declines—the Internet Bubble and the Financial Crisis—small-caps recovered significantly more than they did during the first half of 2020.

Small-Cap’s Bear-Market Rebounds Russell 2000 subsequent two-year periods following troughs

Also supporting the idea that small-caps have room to run is the five-year average annual total return for the Russell 2000 at the end of June—which was 4.3%. This result is well below both the rolling monthly five-year average of 10.5% for the small-cap index since its inception and its 9.6% average annual five-year return following lower-return periods.

Past performance is no guarantee of future results.	This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

The subsequent five-year returns following periods of low Russell 2000 returns have on average been very attractive. Most important in our view, small-caps averaged a 13.8% subsequent five-year annualized return when trailing performance was in the 0-5% range, as it was at the end of June 2020.

Subsequent 5-Year Returns Based on Prior 5-Year Return Ranges

Russell 2000 Since Inception From 12/31/78 through 6/30/20

Trailing Russell 2000 Five-Year Return Range (12/31/78 through 6/30/20)

Coincident with small-cap’s lower return pattern over the last five years has been relative underperformance versus large-cap stocks. While leadership between small-caps and large-caps has rotated over the last several decades, the degree of current large-cap performance is unusual. (For longer-term studies we use CRSP (Center for Research in Security Prices) indexes, whose small-cap proxy, the CRSP 6-10, has a longer history than the Russell 2000.) Since the end of 1945 through June 30th of this year, the CRSP 6-10 led the CRSP 1-5, its large-cap counterpart, with a rolling monthly average annual five-year return of 12.8% for the former compared with 11.3% for the latter. However, for the five-year period ended 6/30/20, small-cap trailed large-cap by 5.9% as the CRSP 6-10 advanced 4.8% versus a gain of 10.7% for the CRSP 1-5. This degree of small-cap underperformance is notable, as it has happened in only 13%, 107 out of 835, of all five-year periods. What happened next is equally if not more interesting: when the CRSP 6-10 lagged the CRSP 1-5 by at least 5.5%, small-cap subsequently rebounded to beat large-cap in 83% of the subsequent five-year periods—86 out of 103 times. We anticipate a rotation in leadership not simply because extreme performance spreads between asset classes and/or indexes tend to be followed by reversals but also due to small-cap’s longstanding edge over large-caps following bear markets and in particular during economic rebounds.

Further, our chosen asset class was in an even rarer state at the end of June, one that bolsters our confidence in both its absolute and relative performance prospects. For the one-year period ended 6/30/20, the Russell 2000 was down 6.6% versus a gain of 7.5% for the Russell 1000. How unusual is this combination of a negative return for small-cap and a positive result for large-cap over a 12-month span? Over the last 20 years, it’s happened about 10% of the time, in only 23 out of 229 monthly rolling periods. Even more important is what typically happens next.

Small-cap stocks have rebounded resoundingly over the subsequent 12-month periods, beating large-cap 81% of the time and posting an average one-year return of 19.0% versus 16.8% for large-caps.

Small-Caps Have Rebounded Following the Rare Concurrence of a Negative 12-Month Return for Small-Cap with a Positive Return for Large-Cap Trailing 1-Year Periods from 6/30/00 to 6/30/20

% of Periods Small-Cap Outperformed in Subsequent 12-Months	Russell 2000 Russell 1000 Median Return for Subsequent 12-Months (16/226 Periods)

Of course, our strategies each focus selectively, concentrating on more than just the overall small-cap market. Their differences notwithstanding, each has an overall tilt toward economically sensitive cyclical sectors, with most weighted heavily in Industrials and Information Technology while others, such as our dividend-value portfolios, typically have much more exposure to Financials than technology companies. Regardless of each strategy’s areas of focus, we think these three sectors offer a broad and diverse selection of companies with attractive attributes.

As has been the case with small-cap value and growth, cyclicals have been lagging their defensive counterparts over the last several years. However, the U.S. economy appears to have bottomed in April. The monthly ISM (Institute for Supply Management) manufacturing index began to climb again in May and rose by a highly encouraging 9.5 points between May and June, from 43.1 to 52.6. This was also significant in that a number more than 50 indicates expanding growth in manufacturing orders and production. Moreover, the U.S. housing market continues to grow, showing remarkable resilience in the face of the pandemic. The all-important U.S. consumer remains something of a wild card considering the still uncertain state of public health. However, if consumer spending continues to trend positively, as it did during May, then the economy should grow more quickly. In addition to a global economic recovery, cyclicals would benefit from a weaker dollar, a dose of inflation, and earnings growth—as would value stocks.

4	| This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

Within this optimistic scenario, the valuation picture is also critical as it forms an integral part of the case for small-cap cyclicals. As a whole, small-cap valuations appear far more reasonable than those of large-caps. Within small-cap, cyclicals look much cheaper than defensive stocks. To be sure, at the end of June they were at their cheapest in more than 20 years compared to defensives, based on our preferred valuation metric, the Russell 2000’s relative median EV/ EBIT (Enterprise Value divided by Earnings Before Interest & Taxes, excluding companies with negative EBIT).

Russell 2000 Relative Median EV/EBIT (Ex Negative EBIT)

From 6/30/00 to 6/30/20

EV/EBIT: Enterprise Value/Earnings Before Interest and Taxes. Cyclical is defined as follows: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, Utilities. Source: FactSet

Why is all of this data important? While past performance patterns are never sure to repeat themselves, the economic growth periods that have followed recessions have disproportionately rewarded small-cap cyclical stocks throughout history.

IT’S THE VISTA, NOT THE VIEW

As we look forward, we have kept our scope squarely on the long run. However optimistic we are about the years ahead, the view of the next weeks and months remains foggy. Our confidence in an economic recovery and the likely rewards that would flow to small-cap cyclicals and select value stocks is therefore rooted in our perennial long-term perspective. Some market observers argue that equities could tread water through the end of this year before resuming an upward move in an improving economy. As plausible as this case is, we are not entirely convinced that evidence of a recovered economy is the only catalyst that can keep share prices afloat. The second half of 2009 provides what may be an instructive example. After their recovery off the trough in March of that year, equities continued to advance through the end of December. Throughout the entire year of 2009, pessimism reigned, buoyed by anxieties about the seeming contradiction among rising stock prices, the underwhelming state of the global economy, and the fragility of the world’s financial system. Yet the market scaled that wall of worry with relative ease. Our own experience, both then and now, has taught us two lessons that are of particular relevance to the present moment: First, shocks are what have hurt stocks the most historically—known worries are often priced in fully or at least close to it; second, stocks often advance on economic news that is less grim, meaning that even slight improvements in economic data could be more than enough impetus to keep investors buying.

In fact, we think those more fatalistic investors may be surprised by how quickly earnings recover. Our current situation is unique in many ways. This is especially true for the markets and the economy where the struggles have been bred by a public health crisis as opposed to financial excess or economic distress. The resulting short-term uncertainty and attendant market turbulence are allowing us to try taking advantage of two market dynamics that we believe play to the strengths of active management: high volatility and short-term thinking. And our own habit of looking beyond the near term has opened up a brighter vista where we can see both the economy and corporate profits rebounding beyond the next several quarters.

Finally, we want to share the news about three recent additions to our investment staff: Portfolio Manager Miles Lewis, CFA®; Senior Analyst and Director of International Research Mark Fischer; and Senior Analyst and Director of Strategic Research Jag Sriram, CFA®. All joined Royce during the second quarter of 2020, and their respective arrivals highlight the fact that, even in these challenging times, we are committed to adding skilled professionals to our firm. Miles, Mark, and Jag are important additions to our highly experienced investment team. We look forward to them contributing investment insights to our portfolios that benefit our investors.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners

July 31, 2020

Past performance is no guarantee of future results.	This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders | 5

Performance and Expenses

Performance and Expenses
										ANNUAL OPERATING EXPENSES (%)
	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	45-YR/ SINCE INCEPTION	INCEPTION DATE	GROSS	NET
Royce Dividend Value Fund	-15.59	-9.25	1.20	3.61	8.42	7.10	N/A	7.30	5/3/04	1.52	1.34
Royce Global Financial Services Fund	-6.96	-0.63	3.71	4.22	10.46	7.19	N/A	7.35	12/31/03	1.84	1.52
Royce International Premier Fund	-7.41	2.39	7.41	8.92	N/A	N/A	N/A	7.25	12/31/10	1.58	1.44
Royce Micro-Cap Fund	-11.62	-3.17	0.26	1.59	4.50	5.16	7.22	9.74	12/31/91	1.34	1.24
Royce Opportunity Fund	-18.05	-9.13	-1.78	2.70	8.97	6.58	8.42	10.48	11/19/96	1.22	1.22
Royce Pennsylvania Mutual Fund	-13.56	-7.14	3.11	5.16	9.20	6.85	8.97	12.83	N/A	0.94	0.94
Royce Premier Fund	-13.28	-4.41	5.87	7.06	10.03	8.66	9.99	11.00	12/31/91	1.19	1.19
Royce Small-Cap Value Fund	-28.09	-21.93	-4.64	-2.51	4.11	4.41	N/A	6.94	6/14/01	1.55	1.49
Royce Smaller-Companies Growth Fund	2.13	4.31	6.28	5.66	9.74	7.63	N/A	10.60	6/14/01	1.54	1.49
Royce Special Equity Fund	-10.01	-3.09	-0.36	2.80	7.83	6.51	9.44	7.91	5/1/98	1.21	1.21
Royce Total Return Fund	-17.33	-11.49	-0.40	3.32	8.38	6.04	8.24	9.49	12/15/93	1.23	1.23
INDEX
Russell 2000	-12.98	-6.63	2.01	4.29	10.50	7.01	6.69	N/A	N/A	N/A	N/A
Russell Microcap	-11.21	-4.77	0.85	2.86	9.93	5.65	6.53	N/A	N/A	N/A	N/A
Russell 2000 Value	-23.50	-17.48	-4.35	1.26	7.82	4.97	7.65	N/A	N/A	N/A	N/A
Russell 2500	-11.05	-4.70	4.08	5.41	11.46	7.85	7.74	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap	-12.80	-4.34	-0.17	2.50	6.05	5.73	6.11	N/A	N/A	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk—the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

6  |  This page is not part of the The Royce Funds 2020 Semiannual Report to Shareholders

The Royce Funds and Relative Risk-Adjusted Rolling Returns

We have always believed that a long-term perspective is crucial for determining the success of an investment approach.

We prefer to examine results that include up and down market phases—primarily by looking at rolling return periods. Our rationale for doing so is based on the fact that investors buy and sell at many times throughout any given year. In our view, examining performance over a larger series of dates using rolling returns provides a more comprehensive picture of performance, providing a more in-depth measure than calendar-based annualized periods. This allows an investor to evaluate the consistency of performance over time—including the ups and downs of market cycles.

We believe the success of an investment approach is best evaluated by the return it generates compared with the amount of risk taken.

We aim to achieve strong, long-term absolute and relative returns on both a traditional and risk-adjusted basis. We use Sharpe ratios, a widely used measure of return per unit of risk that measures the volatility of returns to gauge how our major domestic strategies with more than 20 years of history have fared versus their respective benchmarks. We calculate the Sharpe Ratio for each relevant Fund and the appropriate index for each rolling five- and 10-year period over the past 20 years and then show both the average Sharpe ratio for these periods as well as each Fund’s batting average—that is, the number and percentage of times the Fund beat the index over the total number of periods—as a measure of that Fund’s success.

Royce Funds Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

5- and 10-Year Monthly Rolling Sharpe Ratios–20 Years through 6/30/20

Included are all Royce Funds with at least 20 years of history.

Royce Micro-Cap Fund’s primary benchmark is the Russell Microcap Index. Royce Opportunity and Special Equity Fund’s primary benchmark is the Russell 2000 Value. Royce Pennsylvania Mutual, Premier, and Total Return Fund’s primary benchmark is the Russell 2000.

The Sharpe Ratio is calculated for a specified period by dividing the fund or index’s average excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund or index’s historical risk-adjusted performance.

Standard deviation is a statistical measure within which a fund or index’s total returns have varied over time. The greater the standard deviation, the greater a fund or index’s volatility. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

Miles Lewis, CFA

Jay Kaplan, CFA

FUND PERFORMANCE

After beating its small- and mid-cap benchmarks in 2019, Royce Dividend Value Fund was down 15.6% for the year-to-date period ended 6/30/20, trailing the Russell 2000 and Russell 2500 Indexes, which fell 13.0% and 11.1%, respectively, for the same period. As was the case in 2019, dividend payers in each index trailed those companies that pay none.

WHAT WORKED… AND WHAT DIDN’T

Eight of the 10 equity sectors in which the Fund held investments detracted from performance for the year-to-date period ended 6/30/20. The portfolio’s two largest weightings—Financials and Industrials—made the most significant negative impact, followed by Consumer Discretionary and Energy. The only two sectors that contributed positively to the Fund’s first-half performance were Materials and Health Care.

The weakness of certain sectors could also be seen at the industry level, where energy equipment & services (Energy) and specialty retail (Consumer Discretionary) were the biggest detractors by a sizable margin. They were followed by airlines (also in Consumer Discretionary) and two groups from Financials: banks and capital markets. The position that detracted most from performance in the first half was TGS-NOPEC Geophysical, the world’s largest provider of seismic data to oil and gas developers. While categorized as an energy services stock, TGS-NOPEC’s business model is closer to that of a data services provider. It’s an asset-light company that doesn’t own the boats used to shoot seismic data; it gains high margins from repackaging the same data and selling it to multiple clients; and it has high variable costs, including vessel rental rates, which have been declining. We also see it as a company built to weather downturns thanks to consistently positive free cash flow. And while spending on seismic is among the first expenses exploration & production (“E&P”) companies cut in downturns, reserves remain the lifeblood of these companies. They must eventually be replenished in order to maintain value and meet demand when supply rebalances. We believe the seismic studies TGS provides are vital to reducing costs and improving success rates of E&P activity.

Our confidence in the potential for TGS-NOPEC’s recovery did not extend to footwear maker and distributor Caleres. We exited our position based on the idea that many retailers—a large number of which were struggling prior to the pandemic—will continue to face daunting challenges in a post-coronavirus environment. This analysis also led us to significantly trim our stake in footwear maker Designer Brands. In addition, we reduced our position in Helmerich & Payne, which provides contract drilling of oil and gas wells and operates land rigs and platform rigs. Although the company is a long-time Royce favorite, we are concerned that the energy industry’s road to recovery is likely to be a long and winding one in the intermediate term. With the airline industry continuing to face substantial restrictions on travel created by the coronavirus, we also exited our position in low-cost carrier Allegiant Travel.

Contributing positively at the industry level were metals & mining, chemicals (both in Materials), pharmaceuticals (Health Care), and two groups from Industrials: road & rail and building products. Two of the Fund’s three top-contributing positions come from the metals & mining industry. Franco-Nevada is a Canadian company that owns royalties and streams in gold mining and other commodity and natural resource investments while Royal Gold is a Denver-based precious metals company with royalty claims on gold, silver, copper, lead, and zinc at mines in more than 20 countries. From the capital markets group, Canada’s Sprott is a global asset manager that specializes in precious metals strategies. Each of these positions benefited from investor expectations that massive central bank interventions will result in a supportive environment for gold prices.

Relative to the Russell 2000, the Fund was hurt by sector allocation—stock selection was positive in 2020’s first half. On a sector basis, our significantly lower exposure to Health Care, particularly market-leading biotechnology stocks, drove relative underperformance most. (There are very few dividend payers in this space.) Relative performance was also hindered by stock selection miscues, our lower weighting in Information Technology, and by stock picks in Consumer Discretionary. On the positive side, stock selection helped in both Materials and Financials while our lower exposure to Real Estate also boosted results versus the benchmark.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]
Franco-Nevada	1.68	TGS-NOPEC Geophysical	-1.24
Sprott	1.31	Caleres	-1.01
Royal Gold	0.57	Helmerich & Payne	-0.94
KKR & Co.	0.53	Allegiant Travel	-0.82
Evercore Cl. A	0.50	Designer Brands Cl. A	-0.81
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are optimistic about the outlook for dividend-paying small-cap stocks. Given that markets usually rotate and mean revert, we think investors may want to ask themselves if what has led the market for the past 10 years seems likely to lead for the next 10. Small-cap value stocks, whose relative valuations are near all-time lows relative to both small-cap growth and large-cap stocks, appear well positioned to benefit from that reversion movement. We believe cyclically oriented businesses with conservatively capitalized balance sheets and strong industry positions look best equipped to survive the current uncertainty and thrive in a recovery.

8  |  The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	-15.59	-9.25	1.20	3.61	8.42	7.10	7.30
Annual Gross Operating Expenses: 1.52%			Annual Net Operating Expenses: 1.34%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

Since Inception Through 6/30/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 81% of all 10-year periods and 50% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG [1]
10-year	60/74	81%	0.55	0.51
5-year	67/134	50%	0.55	0.53

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 5/3/04 as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

Franco-Nevada	4.4
KKR & Co.	3.8
FLIR Systems	3.7
Carlyle Group	3.4
Quaker Chemical	3.4
AptarGroup	3.3
KBR	3.3
HEICO Corporation Cl. A	3.1
Reliance Steel & Aluminum	3.0
Applied Industrial Technologies	3.0

Portfolio Sector Breakdown

% of Net Assets

Financials	29.3
Industrials	24.4
Materials	18.5
Information Technology	10.1
Consumer Discretionary	6.8
Health Care	3.5
Energy	2.7
Utilities	2.3
Consumer Staples	0.6
Real Estate	0.5
Cash and Cash Equivalents	1.3

Calendar Year Total Returns (%)

YEAR	RDV
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5
2007	-0.0
2006	19.9
2005	7.3

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	85	91
From 6/30/04 (Start of Fund’s First Full Quarter)	89	82

Portfolio Diagnostics

Fund Net Assets	$72 million
Number of Holdings	75
Turnover Rate	3%
Average Market Capitalization[1]	$4,578 million
Weighted Average P/E Ratio [2,3]	19.8x
Weighted Average P/B Ratio [2]	2.6x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	67.4%
Non-U.S. Investments (% of Net Assets)	31.3%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders  |  9

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Global Financial Services Fund (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE

Losing less in down markets and gaining more in upswings is a sure route to relative outperformance—and this was precisely the road Royce Global Financial Services Fund traveled in the first half of 2020. The Fund was down 7.0% for the year-to-date period ended 6/30/20 compared to a loss of 13.0% for its primary benchmark, the Russell 2000 Index, and a decline of 12.8% for its global small-cap benchmark, the MSCI ACWI Small Cap Index, for the same period. The Fund held its value better than each of its benchmarks in the bearish first quarter, when it lost 28.8% versus respective declines of 30.6% and 30.2% for the Russell 2000 and MSCI ACWI Small Cap. When stocks recovered in the second quarter, the Fund rose 30.6% compared to a 25.4% gain for the domestic small-cap index and 24.8% for the global small-cap index.

WHAT WORKED... AND WHAT DIDN’T

Three of the portfolio’s four top-detracting positions were banks. Lower interest rates, a global recession, and related concerns about the potential growth of loan defaults were among the factors that hurt performance for the industry in the first half. Popular is the largest bank by both assets and deposits in Puerto Rico, and it ranks as one of the top thrifts by total assets in the U.S. Its stock was specifically hurt by a substantially higher loan loss provision expense in its fiscal first quarter that reflected the newly adopted CECL (Current Expected Credit Losses) accounting pronouncement. BOK Financial is the leading bank based in Oklahoma. Its business suffered from falling oil prices that hurt the energy-dependent economies of Oklahoma and Texas, which drove significant increases in its loan loss provisions. Although its loan business fared relatively better, Capital City Bank Group, which operates in Florida, Georgia, and Alabama, saw its shares fall as its earnings suffered. We held shares in each company at the end of June. On the other hand, we chose to exit our position in Air Lease, which buys and then leases commercial aircraft to airlines around the world. While we like the company’s business model, we were concerned that the airline industry’s likely prolonged road to recovery blunted its prospects.

The Fund’s top-contributing position was global investment management specialist Sprott. The company consolidated its operations to focus solely on hard assets and found itself well positioned to benefit from the recent appreciation in gold prices and investor expectations that massive central bank interventions will continue to provide a supportive environment for the metal. These same developments boosted the stock of Franco-Nevada, which owns royalties and streams in gold mining and other commodity and natural resource investments. MarketAxess Holdings operates an electronic, multi-dealer trading platform for investment grade and high-yield corporate and emerging market bonds. The company benefited from record quarterly volumes for all of its core products, including U.S. high grade, high yield, emerging markets, and eurobonds. The Tel Aviv Stock Exchange was another top contributor. In late May of 2020, the company reported robust growth in revenue and net profits. The exchange has remained fully operational throughout the pandemic and saw a substantial increase in trading volume as well as higher revenue from listing fees and increases in annual levies.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Sprott	2.95	Popular	-1.28
Franco-Nevada	1.75	Air Lease Cl. A	-1.02
MarketAxess Holdings	1.63	BOK Financial	-1.01
Tel Aviv Stock Exchange	1.57	Capital City Bank Group	-0.93
PayPal Holdings	1.10	E-L Financial	-0.91
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We continued to prune the number of positions in the portfolio in the first half of 2020, moving from 68 to 63 holdings, as we focused mostly on the business models in which our conviction is highest. Our industry weights remained largely intact, with the capital markets group remaining by far our largest area of exposure, accounting for more than half of net assets at the end of June. Banks remained our second-largest industry weight, though it followed at a considerable distance. Our largest country weight remained the U.S. at the end of the first half, followed by Canada and the U.K. We think our capital markets holdings together form a diverse group of global businesses, including those involved in traditional, as well as alternative, asset management and securities exchanges. Trading at historically low valuations as of this writing, small-cap bank stocks have been hurt by excess pessimism about the prospects for regional and community banks. We suspect that loan losses may be lower than many investors have been anticipating as higher-risk lending mostly migrated outside of bank lending during the last expansion. Investors may be surprised by how quickly earnings recover as this recession is unique in being caused by a public health crisis as opposed to financial or economic excesses. We believe they will be rewarded by holding businesses with conservatively capitalized balance sheets and strong industry positions. The case is particularly strong in our view for select financial companies whose current valuations do not fully reflect these attributes. Those are the types of stocks we are aiming to hold in the portfolio.

10 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	-6.96	-0.63	3.71	4.22	10.46	7.19	7.35
Annual Gross Operating Expenses: 1.84%			Annual Net Operating Expenses: 1.52%

1 Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 12/31/03 as of 6/30/20 ($)

Top 10 Positions
% of Net Assets

Sprott	5.9
Franco-Nevada	4.6
Ares Management Cl. A	4.6
MarketAxess Holdings	4.4
FirstService Corporation	4.2
Tel Aviv Stock Exchange	4.0
Altus Group	3.2
E-L Financial	2.9
Popular	2.9
Ashmore Group	2.7

Portfolio Industry Breakdown
% of Net Assets

Capital Markets	58.1
Banks	12.8
Real Estate Management & Development	9.4
Metals & Mining	4.6
Software	3.5
IT Services	3.0
Insurance	2.9
Professional Services	1.3
Closed-End Funds	0.8
Diversified Financial Services	0.7
Thrifts & Mortgage Finance	0.7
Consumer Finance	0.4
Hotels, Restaurants & Leisure	0.1
Cash and Cash Equivalents	1.7

Upside/Downside Capture Ratios
Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE

10-Year	90	83

Fund’s First Full Quarter (12/31/03)	87	81

Calendar Year Total Returns (%)

YEAR	RFS
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4
2007	-4.7
2006	24.8
2005	12.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	48.5
Canada	26.8
United Kingdom	5.9
Israel	4.0
Brazil	2.0
New Zealand	1.7
South Africa	1.7
¹ Represents countries that are 1.5% or more of net assets.
² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$30 million
Number of Holdings	63
Turnover Rate	0%
Average Market Capitalization[1]	$2,385 million
Weighted Average P/E Ratio[2,3]	20.6x
Weighted Average P/B Ratio[2]	2.0x
Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 6/30/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders  |  11

MANAGER’S DISCUSSION (UNAUDITED)
Royce International Premier Fund (RIP)

Mark Rayner, CA

FUND PERFORMANCE

The first two quarters of 2020 were highly volatile and extreme periods for international small-caps, so we were particularly pleased that Royce International Premier Fund outperformed its benchmark, the MSCI ACWI ex-USA Small Cap Index, for the year-to-date, one-, three-, five-year, and since inception (12/31/10) periods ended 6/30/20. We were also pleased that the Fund held its value effectively during an overall negative first half of 2020. For the year-to-date period ended 6/30/20, the Fund outpaced its benchmark, down 7.4% versus a decline of 12.8%.

WHAT WORKED... AND WHAT DIDN’T

Six of the nine sectors in which the Fund held investments in 2020’s first half detracted from performance. Industrials made the biggest negative impact by a considerable margin, followed by Energy and Communication Services. Modest positive contributions to first-half results came from Health Care, Information Technology, and Financials. Commercial services & supplies and professional services, both in Industrials, detracted most at the industry level while health care equipment & supplies (Health Care) and software (Information Technology) were the two areas that contributed most.

The leading detractor at the position level was Loomis, a Swedish company active in two primary and related areas: Cash in Transit (CIT)—the collection of cash from retailers and other businesses and its transportation to banks or, increasingly, to Loomis’s own depots—and Cash Management Services (CMS)—the holding and processing of cash on behalf of banks. The economic lockdowns in Europe and North America made a material impact on both activities, which fell by around 25% in April before improving slightly in May and June. Although a number of near-term uncertainties linger, we remain attracted by Loomis’s long-run prospects. The amount of bank notes in circulation continues to grow, contrary to popular belief, and the profitability of market participants is determined by relative share—and Loomis is a leading consolidator in the market. There is also considerable global growth in banks using CMS services. We chose to build our position in 2020’s first half at what we believe were very attractive valuations. We did the same—and for the same reasons—with TGS-NOPEC Geophysical, a Norwegian business that provides geoscience data to oil and gas exploration and production companies worldwide. Its shares suffered a material decline in the first half as oil prices collapsed, with a markedly negative impact on the exploration budgets of TGS-NOPEC’s customers. We have long been aware, of course, of the cyclical nature of its business. We have always sought to manage our position in an effort to take advantage of this cyclicality given the company’s ability to rapidly flex up and down its operating and capital expenditures to continue generating cash in even the most severe downturns.

Japan’s Daifuku made the biggest positive impact on first-half performance. The company develops, manufactures, and provides a wide range of automation and logistics solutions and services. We like its leading global positions in a diverse selection of attractive end markets that range from automated warehousing to semiconductor manufacturing, as well as its large and increasing share of after-market revenues. This supports enduring customer relationships that can generate 15-20 years of repeat revenues. We trimmed our position during the first half as its shares climbed. The next-best contributor was DiaSorin, an Italian company that develops in vitro diagnostic tests (IVDs). We have long been drawn to the IVD market’s structural growth, DiaSorin’s growing array of assays, and the inherently recurring nature of reagent sales. The stock benefited from the company’s specialty in immunodiagnostic testing and the announcement in April that it was launching a test to detect COVID-19. We trimmed our stake when its shares powered to all-time highs based on a combination of valuation and concerns that its non-COVID-19 testing business could be temporarily constrained by disruptions to healthcare systems during the coronavirus pandemic.

Relative to the MSCI ACWI ex-USA Small Cap in the first half, the Fund benefited from both stock selection and sector allocation, with the latter having a larger positive effect. A stock-picking edge helped give Industrials and Financials the portfolio’s largest relative advantage on a sector basis while stock selection hindered relative results in Materials. The portfolio’s lack of exposure to Consumer Staples also hurt relative performance.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Daifuku	1.07	Loomis Cl. B	-1.19
DiaSorin	0.93	TGS-NOPEC Geophysical	-1.16
Fisher & Paykel Healthcare	0.69	Restore	-1.16
VZ Holding	0.54	Hyve Group	-1.03
As One	0.50	Norma Group	-0.89
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

With 2020’s first half marked by so much volatility, so many market extremes, and ample economic uncertainty, we think it’s important to state that our QARP (“Quality at a Reasonable Price”) investment process remains unchanged in face of these challenges. Our approach does not shift with the market environment, and during the tumultuous first half we continued to invest in companies with high returns on invested capital and strong balance sheets. By actively following business developments and speaking with company management teams, we have, in some instances, been able to take advantage of temporary share price dislocations that we believe were unwarranted based on the quality attributes that we see—which we believe should help the Fund in both the uncertain near-term market and in an eventual economic recovery.

12 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)
RIP	-7.41	2.39	7.41	8.92	7.25

Annual Gross Operating Expenses: 1.58%	Annual Net Operating Expenses: 1.44%

1  Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 6/30/20

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 5-year periods; 86% of all 3-year periods; and 73% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
5-year	55/55	100%	8.8	5.5
3-year	68/79	86%	9.3	6.3
1-year	75/103	73%	8.6	5.1

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 12/31/10 as of 6/30/20 ($)

Top 10 Positions
% of Net Assets

Intertrust	3.1
TKC Corporation	2.9
IMCD	2.8
Croda International	2.4
Bravura Solutions	2.3
Victrex	2.3
Spirax-Sarco Engineering	2.3
dormakaba Holding	2.2
IPH	2.2
Meitec Corporation	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	41.9
Information Technology	20.4
Health Care	10.4
Materials	7.2
Financials	5.3
Communication Services	1.8
Consumer Discretionary	1.6
Energy	1.5
Real Estate	1.3
Preferred Stock	1.7
Cash and Cash Equivalents	6.9

Upside/Downside Capture Ratios
Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
Fund’s First Full Quarter
(12/31/10)	108	80

Calendar Year Total Returns (%)

YEAR	RIP
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown [1,2]
% of Net Assets

Japan	18.3
United Kingdom	14.0
Switzerland	11.5
Australia	10.7
Sweden	9.5
Netherlands	5.9
Germany	5.8

¹ Represents countries that are 3% or more of net assets.

² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$853 million
Number of Holdings	58
Turnover Rate	13%
Average Market Capitalization[1]	$1,993 million
Weighted Average P/E Ratio [2,3]	26.4x
Weighted Average P/B Ratio [2]	3.5x
Active Share [4]	98%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel

Brendan Hartman

FUND PERFORMANCE

For the year-to-date period ended 6/30/20, Royce Micro-Cap Fund fell 11.6%, sandwiched between its two small-cap benchmarks: the Russell Microcap Index fell 11.2% while the Russell 2000 Index lost 13.0% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Only two of the 10 equity sectors in which the Fund held investments finished 2020’s first half in the black. Industrials made the largest negative impact on performance, followed by Financials and Consumer Discretionary. Conversely, Information Technology contributed most to performance, with Health Care following. At the industry level, banks (Financials) was the largest detractor, followed by machinery (Industrials) and energy equipment & services (Energy). The two top performing industries were in Information Technology: semiconductors & semiconductor equipment and electronic equipment, instruments & components. Health care equipment & supplies (Health Care) was the third best contributor.

Newpark Resources detracted most at the position level in the first half of 2020. The company, which provides drilling fluid systems and composite matting systems used in oilfield and other commercial markets, was negatively impacted by collapsing oil prices as economic activity declined due to the coronavirus. We exited our position as the company has financial leverage at the top end of our comfort level, though we may reevaluate when we reach a more normalized level of economic activity. Vera Bradley also hurt performance. We view the handbag and luggage design company as being at the heart of the economic damage associated with COVID-19 since many retailers have had to shutter their stores. We selectively added to our position given our belief in the long-term viability and strength of the brand. We also believe the company’s pristine balance sheet will allow it to weather the current economic storms. Investar Holding, which is a Louisiana-based bank holding company, was negatively impacted by a combination of the public health crisis and its exposure to energy, which experienced turmoil in 2020’s first half. We maintained our position because we believe the company’s direct energy exposure is lower than generally perceived and it is well positioned to recover.

The top contributor in 2020’s first half was diagnostic blood testing company Chembio Diagnostics. The company’s strong performance was driven by it being granted FDA Emergency Use Authorization for its rapid COVID-19 antibody finger prick blood test. Also contributing to results was LightPath Technologies, which manufactures optical and infrared components for telecommunications and industrial end markets. Headed by a new CEO, the company benefited from moving their manufacturing to lower-cost countries. We held our position in the stock as we believe the company is in the early stages of harvesting the gains from its restructuring efforts. Global investment management specialist Sprott consolidated its operations to focus solely on hard assets, and found itself well positioned to benefit from the recent appreciation in gold prices. We maintained our position as we believe the company’s position in hard asset investing provides a sustainable competitive advantage.

Relative to the Russell Microcap Index, Financials led as the best performing sector as a result of our lower weighting and savvy stock selection. Our stock picks and higher weighting made Information Technology the next top contributor, and Real Estate followed because of savvy stock selection and our lower exposure to the sector. Conversely, Health Care was the largest detracting sector by a wide margin as a result of our lower weighting and, to a lesser degree, stock selection. Performance was also hampered by Industrials and Consumer Discretionary, both due to our stock selection and overexposure to the sectors.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Chembio Diagnostics	1.11	Newpark Resources	-0.76
LightPath Technologies Cl. A	1.09	Vera Bradley	-0.70
Sprott	0.73	Investar Holding	-0.62
CyberOptics Corporation	0.65	TriState Capital Holdings	-0.58
Ameresco Cl. A	0.59	Century Casinos	-0.57
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Though we are now six months into the COVID-19 global pandemic and face the possibility of multiple additional waves, we believe that policy responses will be more effectively targeted and the overall risks will continue declining as the parameters surrounding coronavirus are becoming better understood. We have not appreciably changed our portfolio positions much since the end of this year’s first quarter when we made strategic investment decisions in the selloff stage. We maintained our higher exposure in Information Technology because we expect permanent shifts in consumer and business behavior to accelerate the transition into digital communication. In addition, we are adding to non-tech positions across industries where we believe a strong balance sheet will provide opportunities for market share gains against weakened competition. Soon, the world will turn its focus to the upcoming U.S. elections where the outcome could have wildly divergent market implications. We think this environment remains highly conducive to sticking with our philosophy of investing in appropriately capitalized, well-managed micro-cap businesses with company-specific growth catalysts. We do not anticipate being immune to short-term volatility but we believe that over time the individual attributes of our investments will win out.

14 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RMC	-11.62	-3.17	0.26	1.59	4.50	5.16	7.22	8.48	9.74
Annual Gross Operating Expenses: 1.34% Annual Net Operating Expenses: 1.24%

1 Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 6/30/20 ($)

Top 10 Positions
% of Net Assets

Ameresco Cl. A	1.5
Sprott	1.5
FormFactor	1.4
Ultra Clean Holdings	1.3
PDF Solutions	1.2
MasterCraft Boat Holdings	1.2
CIRCOR International	1.2
Nova Measuring Instruments	1.2
Construction Partners Cl. A	1.2
B. Riley Financial	1.2

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.8
Industrials	21.6
Financials	14.5
Health Care	12.6
Consumer Discretionary	10.1
Materials	3.4
Energy	2.1
Communication Services	1.7
Real Estate	1.6
Consumer Staples	0.2
Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)

YEAR	RMC
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9
2007	7.1
2006	22.3
2005	11.5

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	76	98
From 6/30/00 (Russell
Microcap Index Inception)	90	83

Portfolio Diagnostics

Fund Net Assets	$277 million
Number of Holdings	134
Turnover Rate	17%
Average Market Capitalization[1]	$436 million
Weighted Average P/B Ratio [2]	1.8x
Active Share [3]	91%
U.S. Investments (% of Net Assets)	83.8%
Non-U.S. Investments (% of Net Assets)	13.8%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Opportunity Fund (ROF)

Bill Hench

Suzanne Franks

Rob Kosowsky, CFA

FUND PERFORMANCE

An impressive second-quarter rebound of 30.4%—the fifth-best quarter in its history—helped Royce Opportunity Fund to solidify its longer-term relative advantages as it beat the Russell 2000 Value Index for the year-to-date, one-, three-, five-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended 6/30/20. In 2020’s turbulent first half, the Fund was down 18.1% versus a 23.5% decline for the small-cap value index and a loss of 13.0% for the Russell 2000 Index for the same period.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/20, nine of the Fund’s 11 equity sectors finished in the red, with Industrials, Energy, and Financials making the biggest negative impacts. Information Technology and Consumer Staples were the only two sectors that contributed positively in the first half, and each did so modestly. At the industry level, the most significant negative impact came from two areas in Energy—oil, gas & consumable fuels and energy equipment & services—and two in Financials—banks and thrifts & mortgage finance.

Hertz Global Holdings was the biggest detractor at the position level in the first half. Our initial analysis showed strong turnaround potential that was significantly impeded by the outbreak of the coronavirus, which exposed the pitfalls of the car and truck rental specialist’s cash-poor balance sheet and its heavy reliance on business at airports. We began to exit our position before the firm filed for Chapter 11. Cross Country Healthcare provides healthcare workforce solutions and staffing services primarily in the form of traveling medical professionals. The moderation in the rates of COVID-19, travel restrictions, and a decline in elective procedures combined to depress its business in the first half, but we added to our stake as we think the company shows considerable growth potential. Walker & Dunlap is a real estate financing company whose shares suffered amid concerns about weak rent collections and high loan forbearance, though results have proven better than initially feared. We think this promising development, along with the company’s experienced management team and strong balance sheet, should help it to emerge in better shape than its peers.

Biotechnology (Health Care) contributed most at the industry level, led by CareDx. The firm provides blood tests that detect heart and kidney transplant rejections and recently launched RemoTraC, which enables remote home-based monitoring of transplant patients. Three of the next four top-contributing industries in the first half come from tech: semiconductors & semiconductor equipment, electronic equipment instruments & components, and IT services. The portfolio’s top-contributing position for the first half was II-VI, which makes lasers and optical components chiefly for telecommunication and data center applications. Like fellow top contributor from the tech sector Limelight Networks, II-VI has been benefiting from accelerated demand for remote and mobile connectivity that was in the ascendant prior to the pandemic. We have also observed that people working from home are increasingly opting for higher-quality devices and services, which has helped the business and share prices of several of our technology holdings.

Relative to the Russell 2000 Value in 2020’s first half, sector allocation gave the Fund its advantage as stock selection was a negative factor. At the sector level, however, stock selection and our substantial overweight in Information Technology combined for a pronounced advantage over the benchmark. The portfolio’s much lower exposure to lagging Financials stocks also boosted relative performance. By contrast, relative results were hampered by our overweight and, to a lesser extent, ineffective stock picks in Energy, as well as by our lower exposure to Consumer Staples stocks.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

II-VI	0.74	Hertz Global Holdings	-0.78
CareDx	0.55	Cross Country Healthcare	-0.60
Limelight Networks	0.54	Walker & Dunlop	-0.56
Atlas Air Worldwide Holdings	0.52	Astronics Corporation	-0.53
MACOM Technology Solutions Holdings	0.51	NMI Holdings Cl. A	-0.49
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The extreme and volatile first half saw us selling certain holdings that either began to exceed 1% of total assets or that in our view had reached their full valuation. We then reallocated funds into more attractive and/or less expensive securities. In many cyclical areas, including consumer, aerospace, and automotive, the market is placing more emphasis on the murky near-term outlook than long-term earnings power. We have seen a similar dynamic in the defensive Health Care sector, where share price dislocations are resulting from procedures that were previously deemed medically necessary but have more recently, and increasingly, become “elective-like.” Taken together, these developments are opening up opportunities to buy stocks at what we think are attractive prices that we believe can rise on an eventual return to something resembling normal. Further, we have been adding to technology stocks that look well positioned for the ever-increasing digitalization of consumer and business behavior, especially those that touch work from home and e-commerce. In our view, two powerful drivers exist in our portfolio for future returns: the healthcare industry getting the upper hand on the coronavirus and the many company-specific growth drivers we’ve identified in our holdings. As challenging and difficult as the current cycle has been, it will eventually pass, and we are positioning the portfolio to maximize returns when the economy recovers.

16 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)
ROF	-18.05	-9.13	-1.78	2.70	8.97	6.58	8.42	10.48

Annual Operating Expenses: 1.22%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 6/30/20

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 71% of all 5-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	120/121	99%	9.4	8.0
5-year	129/181	71%	9.7	8.6
1-year	115/229	50%	11.9	9.7

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 11/19/96 as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

Ameresco Cl. A	1.2
Alpha & Omega Semiconductor	1.0
Forterra	1.0
Limelight Networks	1.0
Air Lease Cl. A	1.0
II-VI	0.9
Owens & Minor	0.9
Emergent BioSolutions	0.9
R1 RCM	0.9
MACOM Technology Solutions Holdings	0.9

Portfolio Sector Breakdown

% of Net Assets

Information Technology	22.0
Industrials	21.9
Health Care	13.5
Consumer Discretionary	13.1
Materials	8.7
Financials	8.4
Energy	3.4
Consumer Staples	1.7
Real Estate	1.6
Communication Services	1.3
Utilities	0.2
Cash and Cash Equivalents	4.2

Calendar Year Total Returns (%)

YEAR	ROF
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7
2007	-2.0
2006	18.8
2005	4.8

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	116	116
From 12/31/96 (Start of Fund’s First Full Quarter)	125	117

Portfolio Diagnostics

Fund Net Assets	$736 million
Number of Holdings	254
Turnover Rate	25%
Average Market Capitalization[1]	$777 million
Weighted Average P/B Ratio [2]	1.4x
Weighted Average P/S Ratio [3]	0.8x
Active Share [4]	89%
U.S. Investments (% of Net Assets)	92.8%
Non-U.S. Investments (% of Net Assets)	3.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce

Jay Kaplan, CFA

Lauren Romeo, CFA

Steven McBoyle

FUND PERFORMANCE

In one of the most turbulent first halves that we have seen in more than 45 years of small-cap investing, our flagship Royce Pennsylvania Mutual Fund retained its superior long-term relative performance record, beating its small-cap benchmark, the Russell 2000 Index, for the three-, five-, 20-, 25-, 30-, 35-, 40-year, and since index inception (12/31/78) periods ended 6/30/20. However, the Fund did lag slightly for the year-to-date period ended 6/30/20, down 13.6% versus a loss of 13.0% for the index.

WHAT WORKED… AND WHAT DIDN’T

The Fund focuses mostly on companies with better balance sheets and current profits. These attributes were critical in limiting losses in the first-quarter decline while they somewhat impeded results in the second-quarter upswing, when non-earners outpaced earners and more highly leveraged small-caps rose faster than their less-leveraged counterparts.

On a sector basis, Industrials, the Fund’s largest weighting, was the biggest detractor for the year-to-date period, with Financials coming next. Information Technology was the largest contributor, followed by Materials. Energy equipment & services (Energy) detracted most at the industry level in 2020’s first half, when most stocks with sizable exposure to energy suffered as the oil price plummeted (before partially recovering in the second quarter). Energy’s woes were a factor in each top-detracting position’s results. Canadian residential mortgage insurance provider Genworth MI Canada saw its shares fall due to concerns about increased mortgage delinquencies and growing losses on claims as investors worried about the economic effects of COVID-19 and increased unemployment in Canada’s western provinces—a key market for Genworth—due to lower oil prices. SEACOR Marine Holdings provides marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide. When reporting fiscal first-quarter results in May, the company said that it expects a deeper impact on revenues through the rest of the year as a result of COVID-19 and reduced activity from its oil and gas customers due to lower commodity prices. Banks (Financials) were the second-largest industry detractor as the global recession, concerns about increased loan losses, and record-low rates conspired to drive investors away.

On the positive side, software (Information Technology) and metals & mining (Materials) were the top industry contributors, boosted in the first case by the accelerating needs for cloud and telecommunications technology in a work-from-home world and in the second by precious metals resuming their historically familiar role as a safe-haven investment during economic slumps. Each of the Fund’s two top-contributing holdings also benefited from these respective trends. Based in Toronto, Alamos Gold explores for, and produces, gold from mines in Canada, Mexico, and the U.S. Bandwidth, which is slotted in the Communication Services sector, offers voice-over Internet, integrated phone systems, smartphones, and business-grade Internet connectivity solutions through cloud-based communications. Bandwidth’s shares were lifted by robust revenue growth, especially through its expertise in CPaaS (Communications Platform as a Service), a cloud-based platform that enables developers to add real-time communications features to their own applications without needing to build back-end infrastructure and interfaces.

On a relative basis, the Fund was negatively, though modestly, impacted by sector allocation—stock selection was additive in 2020’s first half. Health Care was the largest relative sector detractor as underweighting this strongly performing area, along with some stock selection miscues, hurt. Industrials was another source of underperformance as the Fund’s holdings lagged those in the index, most notably in marine, where our three holdings as a group trailed the overall index. In contrast, Financials was a source of outperformance largely due to stock selection, most notably in the capital markets industry. Materials, where metals & mining holdings were the standout performers, was an additional source of relative strength, again owing to stock selection.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Alamos Gold Cl. A	0.73	Genworth MI Canada	-0.71
Bandwidth Cl. A	0.44	SEACOR Marine Holdings	-0.56
Etsy	0.43	TGS-NOPEC Geophysical	-0.45
Virtu Financial Cl. A	0.35	SEACOR Holdings	-0.44
Franco-Nevada	0.32	G-III Apparel Group	-0.43
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are seeking to take advantage of two dynamics in the current market that we believe play to the strengths of active management: high volatility and short-term thinking. While uncertainty about the near-term outlook is real, we expect both the economy and corporate profits to rebound beyond the next several quarters. Our portfolio positioning is still most heavily weighted in cyclical areas, specifically in Industrials and Information Technology. In the former sector, we have several machinery companies and have increased our holdings in construction & engineering and building product stocks. In Information Technology, our largest weightings are primarily in the semiconductors & semiconductor equipment group and the electronic equipment, instruments & components industry. We increased our exposure to the latter area during the second quarter. We are optimistic about the prospects for small-cap stocks over the intermediate term, particularly those companies with cyclical exposure, solid industry positions, and better balance sheets. These are the stocks with which we have sought to populate the portfolio.

18 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	-13.56	-7.14	3.11	5.16	9.20	6.85	8.97	9.61	9.70	10.19	12.83

Annual Operating Expenses: 0.94%

1 Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

Quaker Chemical	1.5
Alamos Gold Cl. A	1.4
HEICO Corporation	1.2
Stella-Jones	1.2
FLIR Systems	1.1
Ares Management Cl. A	1.1
Cabot Microelectronics	1.1
First Citizens BancShares Cl. A	1.1
Tennant Company	1.1
MKS Instruments	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	27.1
Information Technology	24.5
Financials	13.6
Materials	9.8
Consumer Discretionary	8.9
Health Care	7.8
Real Estate	2.4
Energy	1.8
Consumer Staples	1.6
Communication Services	1.2
Cash and Cash Equivalents	1.3

Calendar Year Total Returns (%)

YEAR	PMF
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8
2007	2.8
2006	14.8
2005	12.5

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	91	94
From 12/31/78 (Russell 2000 Inception)	89	73

Portfolio Diagnostics

Fund Net Assets	$1,559 million
Number of Holdings	286
Turnover Rate	14%
Average Market Capitalization[1]	$2,183 million
Weighted Average P/E Ratio [2,3]	20.1x
Weighted Average P/B Ratio [2]	2.3x
Active Share [4]	87%
U.S. Investments (% of Net Assets)	87.0%
Non-U.S. Investments (% of Net Assets)	11.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Chuck Royce

Lauren Romeo, CFA

Steven McBoyle

FUND PERFORMANCE

We were pleased that during one of the more extreme and tumultuous six-month periods we have ever experienced, Royce Premier Fund maintained leadership over its small-cap benchmark, the Russell 2000 Index, outpacing the index for the one-, three-, five-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended 6/30/20. For the year-to-date period ended 6/30/20, the Fund slightly lagged its benchmark, down 13.3% versus a decline of 13.0% for the Russell 2000 as the second quarter’s rebound was not quite enough to make up for the first quarter’s decline.

WHAT WORKED… AND WHAT DIDN’T

Industrials was by far the biggest detractor in 2020’s first half, followed by Financials and Energy. In the case of the second sector, however, the portfolio’s holdings held up noticeably better than those in the index. Information Technology was the largest positive contributor, followed by modest positive impacts from Consumer Discretionary and Health Care. These three were the only equity sectors out of the nine in which the Fund held investments that posted positive performance for the year-to-date period ended 6/30/20.

The position that detracted most from performance was Genworth MI Canada, the second-largest player in an oligopoly of private residential mortgage insurance providers in Canada. Its shares sold off on concerns that the country’s rising unemployment rate and cooling housing market would lead to mortgage delinquencies, keying a rise in Genworth’s insurance loss ratio. Our own analysis shows that Genworth is overcapitalized, has a secure and generous dividend yield, and was trading at approximately 80% of tangible book value at the end of June, making the stock an attractive value in our view. CIRCOR International manufactures flow control products for a broad range of industrial and aerospace applications. The combination of exposure to highly cyclical industries and above-average (though declining) leverage drove investors away in the first quarter before the stock rebounded with improving—that is, less bad—economic data. After reducing our position meaningfully in 2019, we exited fully in 2020’s second quarter. While we believe there remains much to like about CIRCOR’s business, there were other companies in which we had greater conviction.

Manhattan Associates was the top-contributing position in the first half; the firm also boasts the number one share in warehouse management systems software. Accelerating demand for its core product, driven by the launch of its long-awaited cloud version and the disruptions related to the COVID-19 pandemic, has been catalyzed by increases in corporate spending on software that enhances flexibility in, and visibility into, companies’ supply chains. The pandemic has also stoked demand for the company’s Active Omni suite of solutions, which enable retailers to leverage their physical store base for e-commerce options. Bio-Techne, a leading developer and manufacturer of high-quality purified proteins and reagent solutions, has also been experiencing accelerating demand, in its case for reagents, assays, and diagnostic tools that are being used in the development of tests for both the coronavirus and antibodies, in addition to patient monitoring. Its reagents and analytical solutions are critical “picks and shovels” in life sciences research and development, making it far more than what some might call a “COVID play.” Since the arrival of its current CEO in 2013, the company has tripled its revenues via aggressive product development, geographic expansion, and acquisitions.

On a relative basis, the Fund’s narrow underperformance was entirely due to sector allocation as stock selection was positive in 2020’s first half. Our underweight in Health Care, which included no exposure to the market-leading biotechnology industry, hurt relative performance most. Our overweight in the cyclically sensitive and lagging machinery and marine groups resulted in Industrials also detracting from results versus the small-cap index. On the positive side, stock selection in Financials helped, as did our lack of exposure to the sector’s weak bank industry. Both savvy stock selection and overweighting the Information Technology sector also aided relative performance.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Manhattan Associates	0.65	Genworth MI Canada	-1.34
Bio-Techne	0.62	CIRCOR International	-1.14
Ares Management Cl. A	0.59	Pason Systems	-1.10
Cognex Corporation	0.43	Alleghany Corporation	-1.10
Pool Corporation	0.40	Kirby Corporation	-1.08
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

In these turbulent times, we are looking closely at how management teams are adjusting to adversity. We want to see that they can execute effectively through uncertain periods because our experience shows that the ability to cope well with difficulties and enjoy success when more stable conditions return are closely correlated. We have also been making changes to better position the portfolio, which included exiting three holdings in the second quarter in which we no longer had sufficient confidence in their business models and/or management. We added a new holding, one that has, in our view, a distinctive position among infrastructure construction services and a second that provides core banking and other services to small regional and community banks. We are very mindful of the extraordinary amount of worldwide monetary and fiscal stimulus, with signals that more is on the way. These efforts seem likely to be successful in spurring an economic recovery. With the expectation that cyclicals will outpace defensives in a re-energized global economy (as they have historically), we continue to lean the portfolio towards high-quality cyclical stocks.

20 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/20
	JAN-JUN 20201	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RPR	-13.28	-4.41	5.87	7.06	10.03	8.66	9.99	10.50	11.00
Annual Operating Expenses: 1.19%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 6/30/20

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 76% of all 10-year periods; 59% of all 5-year periods; and 65% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)1	INDEX AVG (%)1
10-year	92/121	76%	10.2	8.5
5-year	106/181	59%	10.4	8.8
1-year	148/229	65%	11.5	9.1

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 12/31/91 as of 6/30/20 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	3.1
MKS Instruments	3.1
Manhattan Associates	2.9
Ares Management Cl. A	2.9
Fair Isaac	2.8
Morningstar	2.7
Cabot Microelectronics	2.7
Lincoln Electric Holdings	2.5
Coherent	2.4
Colfax Corporation	2.4

Portfolio Sector Breakdown

% of Net Assets
Industrials	33.4
Information Technology	25.9
Financials	13.5
Materials	9.2
Health Care	5.7
Consumer Discretionary	4.6
Energy	3.3
Consumer Staples	1.1
Real Estate	0.9
Cash and Cash Equivalents	2.4

Calendar Year Total Returns (%)

YEAR	RPR
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3
2007	12.7
2006	8.8
2005	17.1

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	90	86
From 12/31/91 (Start of Fund’s First Full Quarter)	93	73

Portfolio Diagnostics

Fund Net Assets	$1,505 million
Number of Holdings	56
Turnover Rate	16%
Average Market Capitalization[1]	$3,291 million
Weighted Average P/E Ratio [2,3]	24.5x
Weighted Average P/B Ratio [2]	2.6x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	85.5%
Non-U.S. Investments (% of Net Assets)	12.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 21

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE

Royce Small-Cap Value Fund, which uses a disciplined contrarian value approach, had a difficult first half of 2020. The Fund was down 28.1% for the year-to-date period ended 6/30/20 and underperformed both of its small-caps benchmarks: the Russell 2000 Value Index fell 23.5% and the Russell 2000 Index lost 13.0% for the same period.

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/20, six of the nine equity sectors in which the Fund had investments finished in the red, with three sectors—Financials, Industrials, and Consumer Discretionary—making substantial negative impacts on results. Communication Services, Health Care, and Consumer Staples made positive, yet very modest, contributions to performance. Banks (Financials) detracted most at the industry level, followed by airlines (Industrials) and specialty retail (Consumer Discretionary). The holding that detracted most in the first half was discount carrier Spirit Airlines as its industry continued to be hit especially hard by substantial restrictions on travel created by the coronavirus. These same developments caused problems for the business of low-cost carrier Allegiant Travel. We exited both positions during the first half.

Retailers have been suffering markedly from contracting economic activity, and this led us to sell our position in footwear manufacturer Caleres. We chose to significantly reduce, rather than sell off, our shares of Designer Brands, whose core business in women’s dress shoes looks capable of an eventual recovery. Throughout the first half, that line was out of step with work-from-home trends which have been more favorable for casual and/or athletic footwear. We acted along similar lines by reducing our position in G-III Apparel Group, which makes and distributes clothing and other items under its own and licensed brand names. We believe the company has been managing its way through the pandemic effectively, even as its exposure to a large multiline retailer remains a concern for us. We also liked its decision in January to reduce the number of retail outlets it manages on behalf of other brands, a move that looks wiser with hindsight.

The top two contributing industries in 2020’s first half were from Industrials: road & rail and construction & engineering. Global infrastructure, IT, and logistics support service company Vectrus was the top-contributing position for 2020’s first half as it moved full steam ahead on its significant Logcap-V contract with the U.S. army as well as expanding its business into other branches of the military. Recreational boat dealer OneWater Marine benefited from strong sales as outdoor activities that can encompass physical distance saw vibrant consumer demand in the first half. Trucking business Saia expanded its regional reach from the southeastern U.S. into the Northeast, which helped its business to accelerate.

Stock selection drove first-half underperformance versus the Russell 2000 Value as sector allocation was moderately additive. Our stock selection and, to a lesser degree, higher weighting made Consumer Discretionary the largest-detracting sector. Industrials followed, also primarily due to stock selection while Health Care hurt performance via stock selection and our lower exposure, with the former having a greater impact. By contrast, Financials was the top relative performing sector, mostly because of stock selection, though our lower exposure was also modestly additive. Finally, our underweight in Real Estate helped as did the Fund’s cash holdings.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Vectrus	0.84	Spirit Airlines	-2.60
OneWater Marine Cl. A	0.61	Designer Brands Cl. A	-1.99
Saia	0.55	Caleres	-1.70
MasTec	0.52	Allegiant Travel	-1.54
Werner Enterprises	0.44	G-III Apparel Group	-1.50
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We continue to see the effects of COVID-19 on the market and the economy, along with the uncertain outlook created by the lack of a vaccine or effective treatment. The Fed has reacted quickly and effectively to keep the financial system liquid, which led the market to price in a relatively quick, ‘V-shaped’ recovery. Yet companies are providing little guidance, if any, and we continue to see cases of the virus growing and spreading in many locations. So while the market is reacting in a manner that indicates 2021 will be similar to 2019, we are anticipating more volatility in the coming months, especially as the election nears. In this unsettled climate, most stocks look expensive to us. Our focus is therefore on companies that appear likely to participate in a sustainable economic recovery. Certain companies that were doing well in 2019 should be able to tread water until either a vaccine or an effective treatment is available. We have been adding names in engineering & construction companies that we think look underpriced, as well as purchasing some property & casualty insurance companies that are showing fewer and more short-lived adverse effects from the pandemic. The downturn also provided an opportunity to buy a software company and a handful of contract manufacturers in the tech space. By contrast, we sold positions in airlines and energy while also cutting back on retail and banks as these areas appear less likely to rebound in the intermediate term.

22 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses
Average Annual Total Return (%) Through 6/30/20
	JAN JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION 6/14/01
RVV	-28.09	-21.93	-4.64	-2.51	4.11	4.41	6.94
Annual Gross Operating Expenses: 1.55% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/20 ($)

Top 10 Positions
% of Net Assets

Rent-A-Center	2.5
Evercore Cl. A	2.5
PC Connection	2.4
Miller Industries	2.4
Insight Enterprises	2.1
Korn Ferry	2.1
ArcBest	2.0
James River Group Holdings	2.0
Heidrick & Struggles International	2.0
Sanmina Corporation	2.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.1
Financials	25.2
Information Technology	16.0
Consumer Discretionary	15.1
Health Care	4.4
Real Estate	1.7
Communication Services	1.5
Energy	0.8
Consumer Staples	0.5
Cash and Cash Equivalents	2.7

Calendar Year Total Returns (%)

YEAR	RVV
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8
2006	16.8
2005	17.2

Upside/Downside Capture Ratios
Periods Ended 6/30/20 (%)
	UPSIDE	DOWNSIDE
10-Year	85	105
From 6/30/01 (Start of Fund’s First Full Quarter)	95	92

Portfolio Diagnostics

Fund Net Assets	$107 million
Number of Holdings	89
Turnover Rate	34%
Average Market Capitalization[1]	$1,074 million
Weighted Average P/E Ratio [2,3]	11.6x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	95%
U.S. Investments (% of Net Assets)	90.2%
Non-U.S. Investments (% of Net Assets)	7.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/20).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders | 23

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE

A positive first half of 2020 helped Royce Smaller-Companies Growth Fund to gain longer-term relative advantages over its small-cap benchmark. The Fund advanced 2.1% for the year-to-date period ended 6/30/20, significantly ahead of the 13.0% decline for the Russell 2000 Index for the same period. We were especially pleased that the portfolio beat the benchmark during both the bearish first quarter (-23.8% versus -30.6%) and the bullish second quarter (+34.0% versus +25.4%). The Fund also outpaced the small-cap index for the one-, three-, five-, 15-year, and since inception (6/14/01) periods ended 6/30/20.

WHAT WORKED… AND WHAT DIDN’T

While only four of the Fund’s nine equity sectors finished the first half in the black, the positive contributions from two—Information Technology and Communication Services—were particularly strong. The largest detractors from performance on the sector level were Industrials and Financials. At the industry level, two areas from tech made outsized positive impacts: software and semiconductors & semiconductor equipment while banks (Financials) and professional services (Industrials) detracted most, as each was hurt by the recessionary environment.

At the position level, the Fund’s two top contributors were Sea and Lovesac Company, which each benefited from rising e-commerce penetration during the current work- and stay-at-home period. Sea is a U.S.-listed stock headquartered in Singapore that operates two business segments: a mobile gaming site, Garena, and a burgeoning e-commerce site, Shopee, which some have compared to Amazon and Alibaba. Both businesses target Taiwan and ASEAN (Association of Southeast Asian Nations) locales such as Indonesia, Vietnam, Thailand, Singapore, Malaysia, and the Philippines. Each segment has been growing rapidly, with the profitable gaming segment funding a portion of the currently loss-making e-commerce site. Interestingly, Asian e-commerce sites often offer free gaming to draw customers to their site. Lovesac is a sofa and beanbag furniture retailer with a strong online presence. Following its successful IPO in 2018, its shares fell steeply in late 2019-early 2020. Lovesac then reported positive overall sales growth rooted in the strength of its e-commerce business and despite having closed all of its retail showrooms during the early stage of the pandemic.

GP Strategies, an online and classroom-based corporate training services provider, detracted most at the position level. GP has struggled to turn its business around after several years of acquisitions, though the company recently appointed a new CEO. We held shares at the end of June after trimming our position. We also reduced our stake in Paylocity, a cloud-based payroll processor and service provider that has been a long-term success in the portfolio since its IPO. However, its concentration on smaller businesses, which are seen as most vulnerable to the pandemic, hurt its stock. Paylocity’s business model is also based on a company’s number of employees, making it likely that layoffs or business failures will crimp its organic growth rate.

Both sector allocation and stock selection contributed to the Fund’s relative outperformance, with the latter having a marginally larger impact. On a sector basis, the portfolio benefited the most by far from an almost equal combination of stock picking and an overweight in Information Technology while stock selection hindered relative performance in Health Care.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Sea Cl. A ADR	1.70	GP Strategies	-1.47
Lovesac Company (The)	1.70	Paylocity Holding Corporation	-1.10
CryoPort	1.39	Lawson Products	-0.84
RingCentral Cl. A	1.12	Apyx Medical	-0.83
Bandwidth Cl. A	0.95	TriState Capital Holdings	-0.72
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

It is becoming increasingly clear that the U.S. economy will not experience a V-shaped economic recovery, as some states see sharp growth in the number of COVID-19 cases, we have no firm timeline for vaccination approval and rollout, and we face the risk that winter will bring a second wave of infections. While the pandemic will almost certainly recede by some point in early 2021, we may not see a meaningful economic recovery until later next year. In this context, the market’s own V-shaped bounce-back may result in equities marking time until there is more evidence supporting a recovery. We suspect that public health concerns will continue to hit retail and restaurant establishments hard—and many have already permanently closed their doors. Demand for commercial office space is also almost certain to suffer, as more companies will encourage remote work now that we have reliable technologies such as Zoom and faster home internet speeds. Our view is that we will continue to see a slow, steady climb back to some type of normalcy in 2021, and the equity markets will march higher over the next few years due to improved earnings outlooks and near zero interest rates, which have forced investors out of fixed income and into equities for any semblance of positive returns. The markets may actually view a change in presidential leadership as a net positive, notwithstanding the fact that this is also likely to bring higher taxes. While inflation does not seem to be a concern in the intermediate term, the unprecedented fiscal and monetary stimulus rolled out to keep the economy and financial market afloat will undoubtedly have longer-lasting negative consequences for the U.S., as we seldom seem to be motivated to pay down the federal debt during economic expansions.

24 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)
RVP	2.13	4.31	6.28	5.66	9.74	7.63	10.60
Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 6/14/01 as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

Unisys Corporation	4.0
Iteris	3.5
CryoPort	2.9
Lawson Products	2.2
USA Technologies	2.1
MagnaChip Semiconductor	1.8
LivePerson	1.8
Lumentum Holdings	1.5
STAAR Surgical	1.4
Sea Cl. A ADR	1.3

Portfolio Sector Breakdown

% of Net Assets

Information Technology	34.7
Health Care	29.6
Industrials	8.9
Consumer Discretionary	8.0
Financials	6.3
Communication Services	3.5
Real Estate	2.2
Consumer Staples	1.3
Energy	0.4
Cash and Cash Equivalents	5.1

Calendar Year Total Returns (%)

YEAR	RVP
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2
2006	19.3
2005	13.2

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	99	104
From 6/30/01 (Start of Fund’s First Full Quarter)	115	99

Portfolio Diagnostics

Fund Net Assets	$235 million
Number of Holdings	109
Turnover Rate	31%
Average Market Capitalization[1]	$1,161 million
Weighted Average P/B Ratio [2]	3.8x
3-5 Year EPS Growth (est.)[3]	20.6%
Active Share [4]	95%
U.S. Investments (% of Net Assets)	83.6%
Non-U.S. Investments (% of Net Assets)	11.3%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2021. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders  |  25

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle

FUND PERFORMANCE

We were pleased that Royce Special Equity Fund maintained its longer-term relative advantages as it outpaced its primary benchmark, the Russell 2000 Value Index, for the year-to-date, one-, three-, five-, 10-, 15-, 20-year, and since inception (5/1/98) periods ended 6/30/20. The Fund was down 10.0% in the first half of 2020, losing far less than the small-cap value index, which fell 23.5% and also outperforming the Russell 2000 Index, which declined 13.0% for the same period.

The Fund’s first-half results were in line with our expectations for any period of high volatility and market extremes, particularly one that saw most stocks finish the semiannual period in the red. During the steep and sudden first-quarter downturn, the Fund was down 24.6%. It held its value better than both the Russell 2000 Value, which slid 35.7%, and the Russell 2000, which lost 30.6%. (The Fund’s first-quarter resilience was even more notable given how historically rare it is for the small-cap value index to underperform in a bearish period.) When stocks stormed back in the second quarter, the Fund was up 19.4%, again outpacing the Russell 2000 Value (+18.9%) while trailing the small-cap index (+25.4%).

WHAT WORKED… AND WHAT DIDN’T

For the year-to-date period ended 6/30/20, five of the Fund’s eight equity sectors detracted from performance, with Communication Services, Materials, and Consumer Discretionary detracting most. The positive contributions from Information Technology, Financials, and Consumer Staples were far more modest. The media group (Communication Services) detracted most at the industry level due to disappointing results from two holdings: Media conglomerate Meredith Corporation, which had the biggest negative effect on first-half results on the position level, and children’s publishing, education, and media company Scholastic Corporation. Paper & forest products (Materials) followed as the second-largest detractor at the industry level, led by Verso Corporation, which produces coated freesheet, coated ground wood, and uncoated super calendered papers and pulp, and Mercer International, which makes bleached softwood kraft pulp for use in tissues, hygiene products, and high end printing and writing paper. Standard Motor Products, which manufactures replacement automotive items, detracted most in Consumer Discretionary’s auto components industry, the portfolio’s third-biggest detractor at the industry level. Rounding out the top five detractors at the position level were Marcus & Millichap, a national brokerage firm that specializes in commercial real estate investment sales and financing, and apparel retailer Children’s Place.

The three industries that made the biggest positive impact on performance in 2020’s first half were leisure products, automobiles, and IT services. The first two are part the Consumer Discretionary sector while the third is in Information Technology. Recreational product manufacturer Johnson Outdoors made the largest positive impact at the position level in the first half, followed at second by RV maker Winnebago Industries and third by Computer Services, which provides banking, payment processing, and related services. Diversified manufacturing company National Presto Industries and manufactured and modular home builder Skyline Champion also made notable positive impacts during the first half of 2020.

First-half relative outperformance was driven primarily by sector allocation, though stock selection also contributed. The Fund’s substantially lower weighting in Financials, at less than 2% of the portfolio’s total assets, created a sizable advantage over the Russell 2000 Value. A combination of savvy stock selection and a portfolio overweight resulted in a relative advantage in Industrials while the Fund’s cash position also had a measurable positive impact on first-half relative performance. By contrast, the Fund was hurt by its lack of exposure to Health Care, the least bad sector performer in the small-cap value index in the first half. Ineffective stock picking and greater sector exposure combined to give the Fund a relative disadvantage in Communication Services while poor stock selection in Materials also detracted from performance versus the benchmark.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Johnson Outdoors Cl. A	1.08	Meredith Corporation	-3.56
Winnebago Industries	0.91	Standard Motor Products	-1.21
Computer Services	0.84	Marcus & Millichap	-1.16
National Presto Industries	0.41	Children’s Place	-1.05
Skyline Champion	0.39	Scholastic Corporation	-1.03
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The longer-term outlook remains uncertain. Month-over-month improvements will show advances off their recent severely depressed levels, but the sugar high could end once investors see how difficult it will be to return to pre-coronavirus levels. Valuation would seem not to be an issue currently, with the Fed playing an active role not only in risk-free asset pricing but also in pricing risky assets. There will come a time, likely with no warning, that the Fed’s prop will no longer support lofty valuations, which only bolsters our feeling of being justifiably comforted by our perennial practice of investing in absolute, rather than relative, value. Indeed, valuation is critical in the long run, and I have always held that rate of return is a function of entry level. Moreover, value investing might be particularly double blessed in the currently unsettled climate. If deaths do not accelerate, and physical distancing helps contain the spikes in cases and hospitalizations, a rebound for value seems likely. If not, the surge in new cases increases the odds of ongoing easier monetary policy and a new, larger fiscal package, which would also favor value.

26 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	-10.01	-3.09	-0.36	2.80	7.83	6.51	9.44	7.91
Annual Operating Expenses: 1.21%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 89% of all 10-year periods and 61% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	108/121	89%	0.57	0.44
5-year	111/181	61%	0.59	0.52

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 5/1/98 as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

Computer Services	7.0
Standard Motor Products	4.3
Marcus & Millichap	3.9
Johnson Outdoors Cl. A	3.8
Cooper Tire & Rubber	3.7
National Presto Industries	3.7
Scholastic Corporation	3.7
Huntsman Corporation	3.7
Hubbell Incorporated	3.4
Gentex Corporation	2.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	23.4
Consumer Discretionary	23.0
Information Technology	14.6
Materials	8.3
Communication Services	6.2
Real Estate	3.9
Consumer Staples	2.4
Financials	1.9
Cash and Cash Equivalents	16.3

Calendar Year Total Returns (%)

YEAR	RSE
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7
2006	14.0
2005	-1.0

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	84	76
From 6/30/98 (Start of Fund’s First Full Quarter)	82	66

Portfolio Diagnostics

Fund Net Assets	$814 million
Number of Holdings	42
Turnover Rate	21%
Average Market Capitalization[1]	$1,009 million
Weighted Average P/E Ratio [2,3]	16.8x
Weighted Average P/B Ratio [2]	1.7x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	79.5%
Non-U.S. Investments (% of Net Assets)	4.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders  |  27

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Total Return Fund (RTR)

Chuck Royce Miles Lewis, CFA Jay Kaplan, CFA

FUND PERFORMANCE

For the year-to-date period ended 6/30/20, the Fund fell 17.3%, sandwiched between its two small-cap benchmarks: the Russell 2000 Index declined 13.0% while the Russell 2000 Value Index lost 23.5% for the same period. A similar relative performance pattern held for longer-term periods: the Fund led the Russell 2000 Value for the one-, three-, five-, 10-, 15-, 20-, 25-year, and since inception (12/15/93) periods ended 6/30/20, while it trailed the Russell 2000 for all but the 20-, 25-year, and since inception periods.

WHAT WORKED… AND WHAT DIDN’T

Only three of the 12 equity sectors in which the Fund held investments finished 2020’s first half in the black. Financials and Industrials made the biggest negative impacts, followed by the Energy sector, where we had a much lower weighting. Decidedly modest positive contributions came from Health Care, Materials, and Communication Services. Banks and insurance, each in Financials, were the largest industry detractors. Perhaps surprising to some, another industry in the same sector—capital markets—was the leading industry contributor, demonstrating our longstanding view that the Financial sector contains greater diversity than is often appreciated. Building products (Industrials) followed in second place among positive contributors while automobiles (Consumer Discretionary) was the third largest.

CIT Group, a financial holding company that operates CIT Bank, detracted most at the position level in the first half of 2020. Challenging economic conditions resulting from the coronavirus hurt its fiscal first-quarter results, which also included goodwill impairment charges, primarily related to an acquisition. Optimistic about its long-term prospects, we held our stake at the end of June. On the positive side, Canada’s Sprott, a global asset manager that specializes in precious metals strategies, was the top contributor, primarily due to investor expectations that massive central bank interventions will maintain a supportive environment for gold prices.

Relative to the Russell 2000, the Fund suffered as the negative impact from sector allocation overwhelmed our relatively more successful stock selection efforts. Health Care was the largest detractor, which was entirely due to our underweight in the only sector to post a positive return in the first half. The success of Health Care was largely due to strong performance from biotechnology, where the Fund rarely has holdings as dividend payers are scarce in that space. Our underweight in Information Technology, another sector with relatively few dividend payers, also helped drive underperformance, though the Fund’s holdings also lagged those in the index. Conversely, Materials was a source of relative strength due to savvy stock selection, notable in both the chemicals and the metals & mining industries. Real Estate also contributed to relative results due to our lower exposure to this lagging sector.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/20 (%)[1]		Year-to-Date Through 6/30/20 (%)[2]

Sprott	0.58	CIT Group	-0.66
Ares Management Cl. A	0.43	Assured Guaranty	-0.64
Gold Fields ADR	0.39	Genworth MI Canada	-0.62
TMX Group	0.34	ProAssurance Corporation	-0.58
Virtu Financial Cl. A	0.30	TGS-NOPEC Geophysical	-0.56
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We are optimistic about the outlook for dividend-paying small-cap stocks. Given that markets usually rotate and mean revert, we think investors may want to ask themselves if what has led the market for the past 10 years seems likely to lead for the next 10. Small-cap value stocks, whose relative valuations are near all-time lows relative to both small-cap growth and large-cap stocks, appear well positioned to benefit from that reversion movement.

While uncertainty about the pace and shape of an overall economic recovery continues to linger, trends within specific industries seem clearer. We have been reducing our exposure to specialty retail in favor of high-quality branded apparel businesses with durable, iconic brands and strong balance sheets because we see opportunities for these companies to take market share as the economy emerges from the pandemic. We have also reduced our weighting in Industrials in favor of increasing our exposure to select Information Technology holdings. The strong performance of holdings in capital markets, coupled with lagging results for banks and insurance companies, led us to reposition our industry weights in Financials. Trading at historically low valuations as of this writing, small-cap bank stocks have been hurt by excess pessimism about the prospects for regional and community banks. We suspect that loan losses may be lower than many investors have been anticipating as higher-risk lending mostly migrated outside of bank lending during the last expansion. In addition, we believe that property & casualty insurers may be at the onset of one of the strongest pricing cycles we’ve seen in several decades, a scenario not reflected in their valuations at the end of June. Finally, we began taking profits in certain equity exchange holdings that have outperformed most other areas of Financials.

Investors may be surprised by how quickly earnings recover as this recession is unique in being caused by a public health crisis as opposed to financial or economic excesses. We believe they will be rewarded by holding cyclically oriented businesses with conservatively capitalized balance sheets and strong industry positions. The case is particularly strong in our view for select dividend payers in the small-cap space where current valuations do not fully reflect these attributes. Those are the types of stocks we are aiming to hold in the portfolio.

28 | The Royce Funds 2020 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/20

	JAN-JUN 2020[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	-17.33	-11.49	-0.40	3.32	8.38	6.04	8.24	9.30	9.49
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 6/30/20

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 88% of all 10-year periods and 76% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG[1]	INDEX AVG[1]
10-year	107/121	88%	0.51	0.46
5-year	137/181	76%	0.60	0.51

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 6/30/20

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 95 for additional information.

Value of $10,000

Invested on 12/15/93 as of 6/30/20 ($)

Top 10 Positions

% of Net Assets

James River Group Holdings	1.7
Ares Management Cl. A	1.6
First Citizens BancShares Cl. A	1.6
Home BancShares	1.6
Watsco	1.5
Hubbell Incorporated	1.3
Independent Bank Group	1.3
Signature Bank	1.3
TMX Group	1.3
Sprott	1.3

Portfolio Sector Breakdown

% of Net Assets

Financials	41.6
Industrials	20.4
Materials	9.7
Consumer Discretionary	7.3
Information Technology	6.6
Utilities	3.0
Real Estate	1.9
Consumer Staples	1.9
Energy	1.7
Health Care	1.6
Communication Services	0.8
Diversified Investment Companies	0.1
Corporate Bonds & Preferred Stock	0.2
Cash and Cash Equivalents	3.2

Calendar Year Total Returns (%)

YEAR	RTR
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2
2007	2.4
2006	14.5
2005	8.2

Upside/Downside Capture Ratios

Periods Ended 6/30/20 (%)

	UPSIDE	DOWNSIDE
10-Year	80	81
From 12/31/93 (Start of Fund’s First Full Quarter)	81	62

Portfolio Diagnostics

Fund Net Assets	$1,190 million
Number of Holdings	160
Turnover Rate	33%
Average Market Capitalization[1]	$2,118 million
Weighted Average P/E Ratio [2,3]	14.4x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	94%
U.S. Investments (% of Net Assets)	82.0%
Non-U.S. Investments (% of Net Assets)	14.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 6/30/20).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2020. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2020 Semiannual Report to Shareholders  |  29

Schedules of Investments

Royce Dividend Value Fund

Common Stocks – 98.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 6.8%
AUTO COMPONENTS - 0.8%
Gentex Corporation	8,101	$208,763
Nokian Renkaat	18,000	394,566
		603,329
HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	3,129	71,717
HOUSEHOLD DURABLES - 2.1%
Hunter Douglas [1]	20,000	1,066,753
La-Z-Boy	2,615	70,762
†PulteGroup	10,900	370,927
		1,508,442
SPECIALTY RETAIL - 3.7%
American Eagle Outfitters	38,945	424,500
Designer Brands Cl. A	53,015	358,912
Rent-A-Center	36,466	1,014,484
USS	56,000	894,658
		2,692,554
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Steven Madden	2,378	58,713
Total (Cost $4,753,426)		4,934,755

CONSUMER STAPLES – 0.6%
FOOD & STAPLES RETAILING - 0.5%
FamilyMart	19,200	329,491
HOUSEHOLD PRODUCTS - 0.1%
Spectrum Brands Holdings	1,496	68,666
Total (Cost $254,551)		398,157

ENERGY – 2.7%
ENERGY EQUIPMENT & SERVICES - 0.8%
Helmerich & Payne	2,704	52,755
TGS-NOPEC Geophysical	36,000	522,259
		575,014
OIL, GAS & CONSUMABLE FUELS - 1.9%
Cimarex Energy	6,200	170,438
Gaztransport Et Technigaz	15,600	1,187,677
		1,358,115
Total (Cost $2,375,196)		1,933,129

FINANCIALS – 29.3%
BANKS - 2.3%
Bank of Georgia Group [1]	39,500	525,259
BOK Financial	15,414	869,967
City Holding Company	4,089	266,480
		1,661,706
CAPITAL MARKETS - 24.5%
Ashmore Group	349,000	1,801,399
AURELIUS Equity Opportunities [1]	7,200	118,623
B3-Brasil, Bolsa, Balcao	112,200	1,136,628
Bolsa Mexicana de Valores	444,000	831,999
Carlyle Group	88,000	2,455,200
Coronation Fund Managers	153,700	354,191
Evercore Cl. A	13,500	795,420
Federated Hermes Cl. B	25,900	613,830
Houlihan Lokey Cl. A	2,846	158,352
Jupiter Fund Management	225,700	716,139
KKR & Co.	89,400	2,760,672
Moelis & Company Cl. A	19,359	603,226
SEI Investments	37,900	2,083,742
Sprott	58,860	2,115,335
State Street	16,800	1,067,640
		17,612,396
INSURANCE - 0.8%
Reinsurance Group of America	7,605	596,536
THRIFTS & MORTGAGE FINANCE - 1.7%
Genworth MI Canada	23,648	578,484
WSFS Financial	23,301	668,739
		1,247,223
Total (Cost $15,203,994)		21,117,861

HEALTH CARE – 3.5%
HEALTH CARE PROVIDERS & SERVICES - 0.4%
Ensign Group (The)	6,251	261,604
PHARMACEUTICALS - 3.1%
Recordati	29,900	1,491,830
Santen Pharmaceutical	41,600	764,710
		2,256,540
Total (Cost $678,622)		2,518,144

INDUSTRIALS – 24.4%
AEROSPACE & DEFENSE - 3.1%
HEICO Corporation Cl. A	27,220	2,211,353
BUILDING PRODUCTS - 0.9%
Geberit	800	399,964
†UFP Industries	5,500	272,305
		672,269
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Herman Miller	3,976	93,873
CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	9,559	389,529
ELECTRICAL EQUIPMENT - 2.1%
Hubbell Incorporated	12,065	1,512,468
MACHINERY - 9.0%
Alamo Group	588	60,352
Federal Signal	4,729	140,593
Graco	40,860	1,960,872
Lincoln Electric Holdings	10,550	888,732
Lindsay Corporation	17,400	1,604,454
Spirax-Sarco Engineering	14,976	1,848,967
		6,503,970
MARINE - 1.9%
Clarkson [1]	48,600	1,355,193
PROFESSIONAL SERVICES - 2.9%
Korn Ferry	11,401	350,353
ManpowerGroup	20,300	1,395,625
Robert Half International	6,694	353,644
		2,099,622
ROAD & RAIL - 0.8%
Old Dominion Freight Line	1,050	178,069
Werner Enterprises	8,643	376,230
		554,299
TRADING COMPANIES & DISTRIBUTORS - 3.0%
Applied Industrial Technologies	34,675	2,163,373
Total (Cost $7,989,361)		17,555,949

INFORMATION TECHNOLOGY – 10.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.5%
FLIR Systems	65,800	2,669,506
Methode Electronics	20,838	651,396

30 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Vishay Intertechnology	42,497	$648,929
		3,969,831
IT SERVICES - 3.4%
†CSG Systems International	400	16,556
KBR	106,200	2,394,810
		2,411,366
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
MKS Instruments	2,808	317,978
SOFTWARE - 0.8%
SimCorp	5,600	603,329
Total (Cost $5,213,553)		7,302,504

MATERIALS – 18.5%
CHEMICALS - 3.4%
Quaker Chemical	13,120	2,435,728
CONTAINERS & PACKAGING - 3.3%
AptarGroup	21,470	2,404,211
METALS & MINING - 11.8%
Franco-Nevada	22,572	3,151,954
Reliance Steel & Aluminum	22,900	2,173,897
Royal Gold	11,600	1,442,112
Worthington Industries	46,800	1,745,640
		8,513,603
Total (Cost $4,900,108)		13,353,542

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Relo Group	18,400	346,052
Total (Cost $85,795)		346,052

UTILITIES – 2.3%
WATER UTILITIES - 2.3%
Essential Utilities	39,800	1,681,152
Total (Cost $953,083)		1,681,152

TOTAL COMMON STOCKS
(Cost $42,407,689)		71,141,245

REPURCHASE AGREEMENT– 1.4%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $989,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $1,008,887)
(Cost $989,000)		989,000

TOTAL INVESTMENTS – 100.1%
(Cost $43,396,689)		72,130,245

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(67,073)

NET ASSETS – 100.0%		$72,063,172

Royce Global Financial Services Fund

Common Stocks – 98.3%
	SHARES	VALUE

BANKS - 12.8%
BOK Financial	10,450	$589,798
Bryn Mawr Bank	10,000	276,600
Cadence Bancorporation Cl. A	15,887	140,759
Capital City Bank Group	16,988	355,899
First Citizens BancShares Cl. A	1,828	740,376
First Republic Bank	5,198	550,936
Popular	23,465	872,194
TriState Capital Holdings [1]	11,600	182,236
Umpqua Holdings	17,400	185,136
Total (Cost $3,341,036)		3,893,934

CAPITAL MARKETS - 58.1%
Ares Management Cl. A	35,055	1,391,683
Ashmore Group	157,000	810,372
Associated Capital Group Cl. A	7,000	256,830
B3-Brasil, Bolsa, Balcao	61,000	617,953
Bolsa Mexicana de Valores	174,000	326,054
Canaccord Genuity Group	133,000	676,952
Carlyle Group	22,300	622,170
Charles Schwab	8,400	283,416
Coronation Fund Managers	61,200	141,031
CRISIL	14,000	303,235
Egyptian Financial Group-Hermes Holding Company [1]	307,987	263,809
Garrison Capital	50,000	169,000
GMP Capital	108,000	104,213
Great Elm Capital Group [1]	115,545	269,220
Hellenic Exchanges - Athens Stock Exchange	50,000	178,722
Intermediate Capital Group	39,111	623,634
IOOF Holdings	55,000	187,871
JSE	51,000	358,270
Jupiter Fund Management	106,900	339,190
KKR & Co.	23,900	738,032
MarketAxess Holdings	2,657	1,330,944
NZX	580,000	525,751
Rothschild & Co [1]	13,900	335,482
SEI Investments	7,950	437,091
Silvercrest Asset Management Group Cl. A	20,800	264,368
Sprott	50,000	1,796,921
StoneX Group [1]	12,870	707,850
TD Ameritrade Holding Corporation	5,787	210,531
Tel Aviv Stock Exchange	273,000	1,224,111
TMX Group	3,700	365,830
U.S. Global Investors Cl. A	183,900	347,571
Value Partners Group	772,000	394,594
Virtu Financial Cl. A	23,700	559,320
Warsaw Stock Exchange	19,000	200,686
Westaim Corporation [1]	105,000	160,099
WisdomTree Investments	27,100	94,037
Total (Cost $12,543,583)		17,616,843

CLOSED-END FUNDS - 0.8%
Eagle Point Income	19,341	250,466
Total (Cost $384,693)		250,466

CONSUMER FINANCE - 0.4%
Currency Exchange International [1]	13,000	116,345
Total (Cost $268,728)		116,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 31

Schedules of Investments

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

DIVERSIFIED FINANCIAL SERVICES - 0.7%
ECN Capital	75,000	$213,244
Total (Cost $231,044)		213,244

HOTELS, RESTAURANTS & LEISURE - 0.1%
Thomas Cook (India)	94,000	33,277
Total (Cost $117,326)		33,277

INSURANCE - 2.9%
E-L Financial	1,820	887,880
Total (Cost $974,780)		887,880

IT SERVICES - 3.0%
Cass Information Systems	5,016	195,775
PayPal Holdings [1]	4,054	706,328
Total (Cost $357,571)		902,103

METALS & MINING - 4.6%
Franco-Nevada	10,024	1,399,751
Total (Cost $460,996)		1,399,751

PROFESSIONAL SERVICES - 1.3%
People Corporation [1]	45,300	301,311
Quess Corp [1]	17,756	86,126
Total (Cost $349,177)		387,437

REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.4%
Altus Group	32,000	961,461
FirstService Corporation	12,600	1,269,450
FRP Holdings [1]	7,957	322,895
RMR Group (The) Cl. A	10,000	294,700
Total (Cost $1,804,823)		2,848,506

SOFTWARE - 3.5%
Benefitfocus [1]	10,600	114,056
Bottomline Technologies [1]	9,800	497,546
Envestnet [1]	6,000	441,240
Total (Cost $836,700)		1,052,842

THRIFTS & MORTGAGE FINANCE - 0.7%
Provident Bancorp	25,000	196,500
Total (Cost $313,394)		196,500

TOTAL COMMON STOCKS
(Cost $21,983,851)		29,799,128

REPURCHASE AGREEMENT– 1.8%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $546,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $556,975)
(Cost $546,000)		546,000

TOTAL INVESTMENTS – 100.1%
(Cost $22,529,851)		30,345,128

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(35,431)

NET ASSETS – 100.0%		$30,309,697

Royce International Premier Fund

Common Stocks – 91.4%

	SHARES	VALUE

AUSTRALIA – 10.7%
Bravura Solutions	6,342,190	$19,899,639
Cochlear	79,800	10,412,302
Hansen Technologies	8,047,755	16,179,044
IPH	3,571,527	18,433,263
†IRESS	1,880,900	14,267,042
Technology One	1,912,100	11,626,725
Total (Cost $81,111,376)		90,818,015

BRAZIL – 2.5%
OdontoPrev	4,182,400	10,944,181
TOTVS	2,481,000	10,561,621
Total (Cost $24,320,713)		21,505,802

CANADA – 2.6%
Altus Group	378,400	11,369,281
Morneau Shepell	458,400	10,700,277
Total (Cost $16,321,111)		22,069,558

DENMARK – 2.3%
†Chr. Hansen Holding	80,800	8,328,927
SimCorp	107,600	11,592,542
Total (Cost $13,805,491)		19,921,469

GERMANY – 4.1%
Amadeus Fire [1]	94,398	11,702,413
Carl Zeiss Meditec [1]	99,600	9,704,829
Norma Group	501,700	13,338,016
Total (Cost $35,971,005)		34,745,258

ICELAND – 2.3%
†Marel	1,864,170	9,646,449
†Ossur	1,474,500	9,776,843
Total (Cost $16,711,752)		19,423,292

INDIA – 1.4%
AIA Engineering	542,411	11,555,636
Total (Cost $12,812,039)		11,555,636

ITALY – 1.3%
DiaSorin	46,900	8,971,430
†GVS [1]	200,000	2,325,644
Total (Cost $5,234,263)		11,297,074

JAPAN – 18.3%
As One	120,200	13,127,863
Benefit One	676,500	13,587,817
Cosel	1,122,700	9,757,010
Daifuku	207,600	18,137,462
Fukui Computer Holdings	470,200	12,001,470
Medikit	286,000	9,371,995
Meitec Corporation	380,400	18,312,505
NSD	749,200	12,776,983
TechnoPro Holdings	180,700	10,461,870
TKC Corporation	473,000	25,040,290
USS	829,100	13,245,731
Total (Cost $131,858,473)		155,820,996

NETHERLANDS – 5.9%
IMCD	258,200	24,239,865
Intertrust [1]	1,556,100	26,471,501
Total (Cost $47,315,942)		50,711,366

32 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce International Premier Fund (continued)

	SHARES	VALUE

NEW ZEALAND – 1.6%
Fisher & Paykel Healthcare	605,000	$13,990,686
Total (Cost $4,868,369)		13,990,686

NORWAY – 1.5%
TGS-NOPEC Geophysical	897,600	13,021,672
Total (Cost $20,734,370)		13,021,672

SINGAPORE – 1.9%
XP Power [1]	358,516	15,821,870
Total (Cost $10,390,267)		15,821,870

SWEDEN – 9.5%
Alimak Group	1,215,000	13,131,705
Bravida Holding [1]	1,715,528	16,372,950
Hexpol [1]	1,679,800	12,421,711
Karnov Group	2,601,585	15,488,554
Lagercrantz Group	521,000	8,067,392
Loomis Cl. B [1]	653,900	15,600,505
Total (Cost $83,248,183)		81,082,817

SWITZERLAND – 11.5%
Bossard Holding	108,640	16,586,971
dormakaba Holding	34,000	18,510,512
Kardex Holding	86,800	15,809,348
LEM Holding	9,800	14,474,401
Partners Group Holding	16,700	15,122,695
VZ Holding	238,285	17,793,211
Total (Cost $84,517,633)		98,297,138

UNITED KINGDOM – 14.0%
Ashmore Group	2,296,350	11,852,845
AVEVA Group	83,760	4,240,439
Croda International	318,300	20,710,042
Diploma [1]	143,380	3,199,328
FDM Group Holdings [1]	1,181,638	13,310,362
Marlowe [1]	2,020,006	12,613,102
Restore [1]	3,178,739	14,199,178
Spirax-Sarco Engineering	157,400	19,432,917
Victrex	805,900	19,508,401
Total (Cost $113,555,943)		119,066,614

TOTAL COMMON STOCKS
(Cost $702,776,930)		779,149,263

PREFERRED STOCK – 1.7%
GERMANY – 1.7%
FUCHS PETROLUB	358,000	14,361,344
(Cost $15,331,627)	358,000	14,361,344

REPURCHASE AGREEMENT– 6.9%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $59,246,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $60,430,976)
(Cost $59,246,000)	59,246,000

TOTAL INVESTMENTS – 100.0%
(Cost $777,354,557)	852,756,607

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%	208,037

NET ASSETS – 100.0%	$852,964,644

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund

Common Stocks – 97.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.7%
ENTERTAINMENT - 0.9%
†Chicken Soup For The Soul Entertainment Cl. A [1]	32,100	$221,811
Gaia Cl. A [1]	249,000	2,086,620
		2,308,431
INTERACTIVE MEDIA & SERVICES - 0.8%
QuinStreet [1]	218,146	2,281,807
Total (Cost $4,746,118)		4,590,238

CONSUMER DISCRETIONARY – 10.1%
AUTO COMPONENTS - 2.1%
Fox Factory Holding [1,2]	23,400	1,933,074
Stoneridge [1]	134,100	2,770,506
Unique Fabricating [1]	372,441	1,188,087
		5,891,667
DIVERSIFIED CONSUMER SERVICES - 0.7%
Collectors Universe	56,400	1,933,392
HOTELS, RESTAURANTS & LEISURE - 1.4%
Century Casinos [1]	412,100	1,710,215
†GAN [1]	37,900	964,555
Lindblad Expeditions Holdings [1]	178,400	1,377,248
		4,052,018
INTERNET & DIRECT MARKETING RETAIL - 0.9%
Rubicon Project (The) [1]	358,500	2,391,195
LEISURE PRODUCTS - 1.2%
MasterCraft Boat Holdings [1]	180,000	3,429,000
SPECIALTY RETAIL - 3.2%
Citi Trends	147,224	2,976,869
†OneWater Marine Cl. A [1]	106,500	2,585,820
Shoe Carnival	103,911	3,041,475
Zumiez [1]	10,200	279,276
		8,883,440
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Vera Bradley [1,2]	356,100	1,581,084
Total (Cost $24,735,159)		28,161,796

CONSUMER STAPLES – 0.2%
BEVERAGES - 0.2%
Eastside Distilling [1]	376,800	550,128
Total (Cost $1,232,617)		550,128

ENERGY – 2.1%
ENERGY EQUIPMENT & SERVICES - 1.6%
Natural Gas Services Group [1]	314,187	1,969,953
Pason Systems	230,750	1,261,170
Profire Energy [1]	1,389,432	1,157,536
		4,388,659
OIL, GAS & CONSUMABLE FUELS - 0.5%
Ardmore Shipping	319,875	1,388,257
Total (Cost $10,285,927)		5,776,916

FINANCIALS – 14.5%
BANKS - 5.6%
Allegiance Bancshares	74,300	1,886,477
BayCom Corporation [1,2]	159,000	2,052,690
Caribbean Investment Holdings	1,858,138	932,614
County Bancorp	92,400	1,933,932
HarborOne Bancorp [1,2]	261,253	2,231,101
HomeTrust Bancshares	88,200	1,411,200
Investar Holding	164,200	2,380,900
Midway Investments [1,2]	1,858,170	0
TriState Capital Holdings [1]	175,257	2,753,287
		15,582,201
CAPITAL MARKETS - 5.5%
B. Riley Financial	149,900	3,261,824
Canaccord Genuity Group	520,500	2,649,274
Silvercrest Asset Management Group Cl. A	204,000	2,592,840
Sprott	112,480	4,042,354
StoneX Group [1]	50,200	2,761,000
		15,307,292
DIVERSIFIED FINANCIAL SERVICES - 0.3%
Waterloo Investment Holdings [1,3]	2,760,000	690,000
INSURANCE - 0.2%
Benefytt Technologies Cl. A [1,2]	23,200	474,672
THRIFTS & MORTGAGE FINANCE - 2.9%
Meridian Bancorp	197,500	2,291,000
PCSB Financial	144,900	1,837,332
Territorial Bancorp	75,900	1,805,661
Western New England Bancorp	384,100	2,223,939
		8,157,932
Total (Cost $44,509,901)		40,212,097

HEALTH CARE – 12.6%
BIOTECHNOLOGY - 3.1%
BioSpecifics Technologies [1]	25,900	1,587,152
†CareDx [1]	46,800	1,658,124
Dynavax Technologies [1]	261,300	2,317,731
Zealand Pharma [1]	83,000	2,857,012
		8,420,019
HEALTH CARE EQUIPMENT & SUPPLIES - 5.8%
Apyx Medical [1]	230,900	1,281,495
AtriCure [1]	52,400	2,355,380
Chembio Diagnostics [1]	240,253	780,822
CryoLife [1]	106,355	2,038,825
Mesa Laboratories	4,700	1,018,960
†Misonix [1]	84,300	1,143,951
OrthoPediatrics Corporation [1,2]	57,400	2,511,824
Profound Medical [1]	117,700	1,993,167
Surmodics [1]	65,822	2,846,143
		15,970,567
HEALTH CARE PROVIDERS & SERVICES - 0.4%
†Sharps Compliance [1]	171,000	1,202,130
LIFE SCIENCES TOOLS & SERVICES - 2.8%
Harvard Bioscience [1]	850,779	2,637,415
NeoGenomics [1]	86,300	2,673,574
Quanterix Corporation [1]	92,400	2,530,836
		7,841,825
PHARMACEUTICALS - 0.5%
Axsome Therapeutics [1,2]	17,400	1,431,672
Total (Cost $19,629,295)		34,866,213

INDUSTRIALS – 21.6%
AEROSPACE & DEFENSE - 1.5%
Astronics Corporation [1]	90,391	954,529
CPI Aerostructures [1]	373,984	1,230,407
Kratos Defense & Security Solutions [1]	122,100	1,908,423
		4,093,359
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Acme United	49,800	1,144,404

34 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Heritage-Crystal Clean [1]	101,774	$1,776,974
		2,921,378
CONSTRUCTION & ENGINEERING - 5.4%
Ameresco Cl. A [1]	149,200	4,144,776
Construction Partners Cl. A [1]	187,100	3,322,896
IES Holdings [1]	95,900	2,222,003
Northwest Pipe [1]	128,500	3,221,495
†NV5 Global [1]	39,500	2,007,785
		14,918,955
ELECTRICAL EQUIPMENT - 0.9%
American Superconductor [1]	266,600	2,167,458
Power Solutions International [1,4]	99,900	399,600
		2,567,058
INDUSTRIAL CONGLOMERATES - 0.3%
Raven Industries	37,000	795,870
MACHINERY - 5.8%
Alimak Group	103,200	1,115,384
CIRCOR International [1]	133,200	3,393,936
Graham Corporation	168,588	2,147,811
Luxfer Holdings	129,900	1,838,085
Porvair	315,700	2,183,630
Shyft Group	142,100	2,392,964
Wabash National	218,300	2,318,346
Westport Fuel Systems [1]	535,200	663,648
		16,053,804
MARINE - 0.9%
Clarkson [1]	89,831	2,504,904
PROFESSIONAL SERVICES - 4.3%
CRA International	52,483	2,073,079
Forrester Research [1]	37,900	1,214,316
GP Strategies [1]	264,418	2,268,706
Heidrick & Struggles International	99,540	2,152,055
Kforce	64,232	1,878,786
Resources Connection	200,252	2,397,016
		11,983,958
TRADING COMPANIES & DISTRIBUTORS - 1.5%
Lawson Products [1]	77,500	2,500,150
Transcat [1]	65,100	1,683,486
		4,183,636
Total (Cost $53,972,363)		60,022,922

INFORMATION TECHNOLOGY – 29.8%
COMMUNICATIONS EQUIPMENT - 2.0%
Digi International [1]	205,900	2,398,735
EMCORE Corporation [1]	481,100	1,529,898
Harmonic [1]	306,600	1,456,350
		5,384,983
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.0%
Fabrinet [1]	27,249	1,700,883
FARO Technologies [1]	49,500	2,653,200
LightPath Technologies Cl. A [1]	846,584	2,827,590
Luna Innovations [1]	369,700	2,159,048
nLIGHT [1,2]	119,500	2,660,070
Novanta [1]	18,042	1,926,344
PAR Technology [1]	105,500	3,157,615
PC Connection	52,300	2,424,628
Vishay Precision Group [1]	112,100	2,755,418
		22,264,796
IT SERVICES - 0.3%
Cass Information Systems	24,216	945,150
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 17.2%
Aehr Test Systems [1,2]	869,700	1,695,915
Axcelis Technologies [1]	95,400	2,656,890
AXT [1]	528,300	2,514,708
Brooks Automation	39,882	1,764,380
Camtek	233,600	2,938,688
Cirrus Logic [1]	31,600	1,952,248
Cohu	136,000	2,358,240
CyberOptics Corporation [1]	87,200	2,808,712
Everspin Technologies [1,2]	332,900	2,336,958
FormFactor [1]	133,500	3,915,555
Ichor Holdings [1]	97,200	2,583,576
Inphi Corporation [1]	23,000	2,702,500
NeoPhotonics Corporation [1]	318,600	2,829,168
Nova Measuring Instruments [1]	69,200	3,334,748
PDF Solutions [1]	176,800	3,458,208
Photronics [1]	284,800	3,169,824
Silicon Motion Technology ADR	25,800	1,258,266
Ultra Clean Holdings [1]	154,800	3,503,124
		47,781,708
SOFTWARE - 1.9%
Agilysys [1]	124,500	2,233,530
QAD Cl. A	72,213	2,980,953
		5,214,483
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
AstroNova	150,400	1,197,184
Total (Cost $56,058,938)		82,788,304

MATERIALS – 3.4%
CHEMICALS - 0.6%
Trecora Resources [1]	282,301	1,770,028
METALS & MINING - 2.8%
Altius Minerals	165,400	1,186,650
Ferroglobe (Warranty Insurance Trust) [1,3]	205,763	0
Haynes International	63,330	1,479,389
Major Drilling Group International [1]	732,300	2,314,059
†Seabridge Gold [1]	33,200	582,328
Universal Stainless & Alloy Products [1]	238,800	2,053,680
		7,616,106
Total (Cost $14,251,598)		9,386,134

REAL ESTATE – 1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
Postal Realty Trust Cl. A	120,100	1,915,595
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
FRP Holdings [1]	38,975	1,581,606
Marcus & Millichap [1]	33,800	975,468
		2,557,074
Total (Cost $3,874,102)		4,472,669

TOTAL COMMON STOCKS
(Cost $233,296,018)		270,827,417

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 35

Schedules of Investments

Royce Micro-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 2.4%

Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $6,529,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $6,659,630)

(Cost $6,529,000)	$6,529,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $1,382,135)	1,382,135

TOTAL INVESTMENTS – 100.5%
(Cost $241,207,153)	278,738,552

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%	(1,385,193)

NET ASSETS – 100.0%	$277,353,359

Royce Opportunity Fund

Common Stocks – 95.8%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
Iridium Communications [1,2]	91,293	$2,322,494
Ooma [1,2]	250,078	4,121,285
		6,443,779
INTERACTIVE MEDIA & SERVICES - 0.3%
Eventbrite Cl. A [1]	84,300	722,451
QuinStreet [1]	146,400	1,531,344
		2,253,795
MEDIA - 0.1%
comScore [1,2]	308,500	956,350
Total (Cost $7,549,886)		9,653,924

CONSUMER DISCRETIONARY – 13.1%
AUTO COMPONENTS - 1.3%
Cooper Tire & Rubber	91,700	2,531,837
Horizon Global [1,2]	956,780	2,104,916
Modine Manufacturing [1]	527,237	2,910,348
Shiloh Industries [1]	124,313	201,387
†Stoneridge [1]	77,200	1,594,952
		9,343,440
AUTOMOBILES - 0.4%
Winnebago Industries	44,500	2,964,590
DIVERSIFIED CONSUMER SERVICES - 0.6%
frontdoor [1,2]	96,799	4,291,100
†Regis Corporation [1]	49,700	406,546
		4,697,646
HOTELS, RESTAURANTS & LEISURE - 2.1%
Carrols Restaurant Group [1]	1,030,563	4,987,925
Century Casinos [1]	241,140	1,000,731
†Chuy's Holdings [1,2]	107,800	1,604,064
Dine Brands Global	19,900	837,790
†Dunkin' Brands Group	36,100	2,354,803
Kura Sushi USA Cl. A [1,2]	76,297	1,089,521
Noodles & Company Cl. A [1]	396,054	2,396,127
Scientific Games [1,2]	35,541	549,464
†Texas Roadhouse	9,000	473,130
		15,293,555
HOUSEHOLD DURABLES - 5.2%
Beazer Homes USA [1]	524,641	5,283,135
†Cavco Industries [1]	23,400	4,512,690
Century Communities [1,2]	78,500	2,406,810
Installed Building Products [1,2]	18,600	1,279,308
LGI Homes [1,2]	67,070	5,904,172
M.D.C. Holdings	78,794	2,812,946
M/I Homes [1]	87,448	3,011,709
New Home [1]	378,059	1,270,278
Skyline Champion [1]	139,000	3,383,260
†Taylor Morrison Home [1,2]	162,354	3,131,809
Toll Brothers	51,486	1,677,929
TRI Pointe Group [1]	181,206	2,661,916
VOXX International Cl. A [1]	112,620	650,943
		37,986,905
INTERNET & DIRECT MARKETING RETAIL - 0.8%
Leaf Group [1]	66,726	244,884
Rubicon Project (The) [1]	906,719	6,047,816
		6,292,700
SPECIALTY RETAIL - 2.3%
†America's Car-Mart [1]	42,600	3,743,262
Conn's [1]	196,100	1,978,649
†Hudson Cl. A [1]	244,400	1,190,228

36 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
Lithia Motors Cl. A	25,400	$3,843,782
Lumber Liquidators Holdings [1,2]	448,666	6,218,511
		16,974,432
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Jerash Holdings (US)	59,179	288,202
Unifi [1]	214,654	2,764,743
		3,052,945
Total (Cost $83,100,069)		96,606,213

CONSUMER STAPLES – 1.7%
BEVERAGES - 0.6%
Eastside Distilling [1]	80,400	117,384
MGP Ingredients	95,903	3,520,120
Reed's [1]	732,867	702,086
		4,339,590
FOOD & STAPLES RETAILING - 0.6%
†Chefs Warehouse [1,2]	103,600	1,406,888
Natural Grocers by Vitamin Cottage	53,574	797,181
†Rite Aid [1,2]	143,400	2,446,404
		4,650,473
FOOD PRODUCTS - 0.5%
Landec Corporation [1]	141,397	1,125,520
SunOpta [1]	544,327	2,558,337
		3,683,857
Total (Cost $13,459,350)		12,673,920

ENERGY – 3.4%
ENERGY EQUIPMENT & SERVICES - 1.1%
Archrock	442,000	2,868,580
Aspen Aerogels [1]	249,970	1,644,802
DMC Global	8,800	242,880
KLX Energy Services Holdings [1]	48,726	104,761
Newpark Resources [1]	408,526	911,013
Patterson-UTI Energy	201,085	697,765
Ranger Energy Services Cl. A [1]	258,852	763,613
TETRA Technologies [1]	379,730	202,966
U.S. Silica Holdings	234,801	847,632
		8,284,012
OIL, GAS & CONSUMABLE FUELS - 2.3%
Ardmore Shipping	279,799	1,214,328
Baytex Energy [1]	1,155,300	582,733
Dorian LPG [1]	496,393	3,842,082
Earthstone Energy Cl. A [1]	59,704	169,559
GasLog	179,504	504,406
Matador Resources [1]	403,183	3,427,056
Montage Resources [1,2]	209,974	829,397
Navigator Holdings [1]	487,384	3,133,879
Scorpio Tankers	7,087	90,785
Teekay LNG Partners L.P.	264,643	3,085,737
		16,879,962
Total (Cost $49,834,757)		25,163,974

FINANCIALS – 8.4%
BANKS - 2.0%
First Foundation	148,400	2,424,856
Franklin Financial Network	53,514	1,377,985
Hilltop Holdings	276,948	5,109,691
Seacoast Banking Corporation of Florida [1]	61,900	1,262,760
South State	38,762	1,847,397
Southern National Bancorp of Virginia	42,986	416,534
TriState Capital Holdings [1]	111,261	1,747,910
		14,187,133
CAPITAL MARKETS - 2.5%
B. Riley Financial	268,317	5,838,578
Evercore Cl. A	85,400	5,031,768
†Houlihan Lokey Cl. A	49,600	2,759,744
†Moelis & Company Cl. A	150,800	4,698,928
		18,329,018
INSURANCE - 2.1%
HCI Group	94,376	4,358,284
Heritage Insurance Holdings	460,091	6,022,591
Stewart Information Services	157,840	5,131,378
		15,512,253
THRIFTS & MORTGAGE FINANCE - 1.8%
Axos Financial [1]	76,300	1,684,704
NMI Holdings Cl. A [1,2]	168,163	2,704,061
Radian Group	175,798	2,726,627
Walker & Dunlop	124,028	6,301,863
		13,417,255
Total (Cost $65,526,782)		61,445,659

HEALTH CARE – 13.5%
BIOTECHNOLOGY - 2.3%
CareDx [1]	174,596	6,185,936
Emergent BioSolutions [1]	83,781	6,625,401
Flexion Therapeutics [1,2]	311,751	4,099,526
		16,910,863
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
Accuray [1,2]	918,308	1,864,165
Alphatec Holdings [1]	303,400	1,425,980
AngioDynamics [1]	165,857	1,686,766
Chembio Diagnostics [1]	43,686	141,979
IntriCon Corporation [1,2]	332,510	4,495,535
Invacare Corporation	656,444	4,181,548
Orthofix Medical [1,2]	141,096	4,515,072
Ra Medical Systems [1,2]	241,323	118,852
RTI Surgical Holdings [1]	552,428	1,756,721
SmileDirectClub Cl. A [1,2]	426,494	3,369,303
Varex Imaging [1,2]	188,246	2,851,927
†ViewRay [1]	871,000	1,951,040
		28,358,888
HEALTH CARE PROVIDERS & SERVICES - 6.2%
Acadia Healthcare [1,2]	154,472	3,880,337
BioTelemetry [1]	105,700	4,776,583
Community Health Systems [1]	1,454,314	4,377,485
Cross Country Healthcare [1,2]	720,320	4,437,171
Option Care Health [1,2]	338,471	4,697,978
Owens & Minor	908,929	6,926,039
R1 RCM [1],[2]	593,143	6,613,544
RadNet [1]	99,700	1,582,239
Select Medical Holdings [1]	213,300	3,141,909
Surgery Partners [1,2]	429,870	4,973,596
		45,406,881
HEALTH CARE TECHNOLOGY - 0.6%
Allscripts Healthcare Solutions [1]	211,028	1,428,660
Castlight Health Cl. B [1]	1,082,342	898,344
Evolent Health Cl. A [1,2]	338,800	2,412,256
		4,739,260

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 37

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS - 0.5%
†Pacira BioSciences [1,2]	76,400	$4,008,708
Total (Cost $114,114,552)		99,424,600

INDUSTRIALS – 21.9%
AEROSPACE & DEFENSE - 1.3%
AAR Corporation	23,600	487,812
Astronics Corporation [1]	182,900	1,931,424
Ducommun [1]	57,900	2,018,973
Hexcel Corporation	54,100	2,446,402
Spirit AeroSystems Holdings Cl. A	57,800	1,383,732
Triumph Group	122,801	1,106,437
		9,374,780
AIR FREIGHT & LOGISTICS - 0.8%
Atlas Air Worldwide Holdings [1,2]	126,998	5,464,724
†Radiant Logistics [1,2]	184,850	726,461
		6,191,185
AIRLINES - 1.1%
†Allegiant Travel	36,092	3,941,607
JetBlue Airways [1]	274,600	2,993,140
Mesa Air Group [1,2]	394,035	1,355,481
		8,290,228
BUILDING PRODUCTS - 3.3%
American Woodmark [1]	64,400	4,871,860
Builders FirstSource [1]	78,895	1,633,126
Gibraltar Industries [1]	45,300	2,174,853
Griffon Corporation	208,559	3,862,513
Insteel Industries	170,350	3,248,575
†JELD-WEN Holding [1,2]	139,000	2,239,290
†Patrick Industries	38,800	2,376,500
PGT Innovations [1]	247,043	3,873,634
		24,280,351
COMMERCIAL SERVICES & SUPPLIES - 1.0%
ABM Industries	65,500	2,377,650
†Covanta Holding Corporation	194,000	1,860,460
Interface	100,672	819,470
Pitney Bowes	739,594	1,922,945
		6,980,525
CONSTRUCTION & ENGINEERING - 4.2%
Aegion Corporation [1]	137,216	2,177,618
Ameresco Cl. A [1]	306,230	8,507,069
Arcosa	146,225	6,170,695
Concrete Pumping Holdings [1,2]	260,438	906,324
Construction Partners Cl. A [1,2]	244,855	4,348,625
Great Lakes Dredge & Dock [1]	66,616	616,864
Northwest Pipe [1]	231,001	5,791,195
Primoris Services	148,980	2,645,885
		31,164,275
ELECTRICAL EQUIPMENT - 1.8%
Bloom Energy Cl. A [1]	384,600	4,184,448
Encore Wire	54,270	2,649,461
Generac Holdings [1]	18,316	2,233,270
LSI Industries	454,953	2,943,546
Power Solutions International [1,4]	231,020	924,080
		12,934,805
MACHINERY - 5.7%
Astec Industries	98,035	4,540,001
Commercial Vehicle Group [1]	430,674	1,244,648
EnPro Industries	30,900	1,523,061
Gencor Industries [1]	30,599	386,771

Hurco Companies	71,765	2,007,267
Hyster-Yale Materials Handling Cl. A	92,964	3,593,988
LiqTech International [1,2]	337,300	1,841,658
Lydall [1]	290,326	3,936,821
Manitex International [1]	354,272	1,760,732
Meritor [1]	105,108	2,081,138
Mueller Water Products	208,672	1,967,777
Park-Ohio Holdings	93,044	1,543,600
Shyft Group [2]	246,738	4,155,068
TriMas Corporation [1]	110,310	2,641,924
Trinity Industries	159,200	3,389,368
Wabash National	207,100	2,199,402
Westport Fuel Systems [1]	2,276,233	2,822,529
		41,635,753
MARINE - 0.0%
Eagle Bulk Shipping [1]	126,168	276,308
PROFESSIONAL SERVICES - 0.6%
GP Strategies [1]	272,245	2,335,862
Mistras Group [1]	440,900	1,741,555
		4,077,417
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Air Lease Cl. A	238,738	6,992,636
Fortress Transportation & Infrastructure
Investors	49,200	639,108
General Finance [1]	241,184	1,618,345
Herc Holdings [1]	209,798	6,447,092
		15,697,181
Total (Cost $159,847,233)		160,902,808

INFORMATION TECHNOLOGY – 22.0%
COMMUNICATIONS EQUIPMENT - 4.2%
†ADTRAN	94,500	1,032,885
Aviat Networks [1]	96,389	1,759,099
CalAmp Corporation [1]	509,842	4,083,834
†Ceragon Networks [1]	81,800	175,870
Ciena Corporation [1]	25,073	1,357,954
CommScope Holding Company [1]	68,100	567,273
Comtech Telecommunications	211,496	3,572,168
DASAN Zhone Solutions [1]	313,204	2,796,912
Digi International [1,2]	347,302	4,046,068
Infinera Corporation [1,2]	830,646	4,917,424
†InterDigital	65,900	3,731,917
PCTEL	413,002	2,758,853
		30,800,257
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.5%
Fabrinet [1]	32,205	2,010,236
Frequency Electronics [1]	324,193	2,839,931
Identiv [1]	433,120	2,208,912
II-VI [1]	147,268	6,953,995
†Iteris [1,2]	264,828	1,259,257
Perceptron [1]	135,418	448,234
Vishay Intertechnology	180,624	2,758,128
		18,478,693
IT SERVICES - 1.3%
Limelight Networks [1]	979,524	7,209,297
Perspecta	100,759	2,340,631
		9,549,928
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.9%
Advanced Energy Industries [1]	88,161	5,976,434

38 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Alpha & Omega Semiconductor [1],[2]	699,217	$7,607,481
Amkor Technology [1,2]	443,840	5,463,670
Amtech Systems [1]	247,275	1,204,229
AXT [1]	144,604	688,315
Brooks Automation	58,120	2,571,229
Cohu	184,076	3,191,878
FormFactor [1]	172,113	5,048,074
Ichor Holdings [1,2]	97,494	2,591,391
Kulicke & Soffa Industries	223,365	4,652,693
MACOM Technology Solutions Holdings [1],[2]	190,434	6,541,408
†MKS Instruments	29,200	3,306,608
Onto Innovation [1],[2]	187,519	6,383,147
Ultra Clean Holdings [1]	271,727	6,149,182
Veeco Instruments [1]	307,887	4,153,396
		65,529,135
SOFTWARE - 3.5%
A10 Networks [1]	758,326	5,164,200
Asure Software [1]	15,637	100,546
Avaya Holdings [1,2]	473,154	5,848,183
Cloudera [1,2]	387,900	4,934,088
Ebix	184,300	4,120,948
†Kaleyra [1,2]	365,042	1,474,770
†MobileIron [1]	77,000	379,610
SecureWorks Corporation Cl. A [1,2]	307,330	3,512,782
		25,535,127
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Avid Technology [1]	829,619	6,031,330
Intevac [1]	619,062	3,380,079
NCR Corporation [1]	42,365	733,762
3D Systems [1]	280,087	1,957,808
		12,102,979
Total (Cost $128,951,568)		161,996,119

MATERIALS – 8.7%
CHEMICALS - 3.2%
American Vanguard	105,000	1,444,800
Ferro Corporation [1]	195,367	2,332,682
Huntsman Corporation	216,300	3,886,911
Intrepid Potash [1]	876,000	867,240
Kraton Corporation [1]	304,842	5,267,670
Livent Corporation [1,2]	572,800	3,528,448
Olin Corporation	314,600	3,614,754
Trecora Resources [1]	341,466	2,140,992
		23,083,497
CONSTRUCTION MATERIALS - 1.8%
Forterra [1]	676,190	7,546,281
U.S. Concrete [1,2]	227,919	5,652,391
		13,198,672
METALS & MINING - 3.1%
Allegheny Technologies [1]	208,114	2,120,682
Carpenter Technology	46,512	1,129,311
Century Aluminum [1]	646,710	4,611,042
Cleveland-Cliffs	687,849	3,796,926
Commercial Metals	149,409	3,047,944
Ferroglobe [1]	1,079,378	535,263
Haynes International	119,788	2,798,248
Noranda Aluminum Holding Corporation [1,4]	488,157	1,806
Synalloy Corporation [1]	374,221	2,799,173

Universal Stainless & Alloy Products [1]	237,941	2,046,293
		22,886,688
PAPER & FOREST PRODUCTS - 0.6%
Louisiana-Pacific	50,600	1,297,890
P H Glatfelter Company	209,300	3,359,265
		4,657,155
Total (Cost $73,674,969)		63,826,012

REAL ESTATE – 1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.0%
Armada Hoffler Properties	296,333	2,948,513
CatchMark Timber Trust Cl. A	199,200	1,762,920
Ryman Hospitality Properties	71,800	2,484,280
		7,195,713
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Realogy Holdings [1]	295,020	2,186,098
Tejon Ranch [1]	167,106	2,406,327
		4,592,425
Total (Cost $15,591,972)		11,788,138

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	114,999	1,056,841
Total (Cost $480,696)		1,056,841

TOTAL COMMON STOCKS
(Cost $712,131,834)		704,538,208

REPURCHASE AGREEMENT– 4.8%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $35,661,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $36,374,252)
(Cost $35,661,000)		35,661,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $19,991,302)		19,991,302

TOTAL INVESTMENTS – 103.3%
(Cost $767,784,136)		760,190,510

LIABILITIES LESS CASH AND OTHER ASSETS – (3.3)%		(24,378,181)

NET ASSETS – 100.0%		$735,812,329

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund

Common Stocks – 98.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Bandwidth Cl. A [1]	78,435	$9,961,245
Liberty Latin America Cl. C [1]	281,143	2,653,990
		12,615,235
ENTERTAINMENT - 0.1%
†SciPlay Corporation Cl. A [1]	67,123	995,434
MEDIA - 0.3%
Media General (Rights) [1,3]	102,272	0
Meredith Corporation	93,723	1,363,670
Saga Communications Cl. A	111,361	2,850,841
		4,214,511
Total (Cost $20,465,494)		17,825,180

CONSUMER DISCRETIONARY – 8.9%
AUTO COMPONENTS - 2.2%
Dorman Products [1]	92,680	6,216,048
Fox Factory Holding [1,2]	48,300	3,990,063
Gentex Corporation	247,252	6,371,684
LCI Industries	128,870	14,817,473
Stoneridge [1]	116,469	2,406,249
		33,801,517
AUTOMOBILES - 0.7%
Winnebago Industries	158,610	10,566,598
DISTRIBUTORS - 0.2%
LKQ Corporation [1]	101,823	2,667,763
HOTELS, RESTAURANTS & LEISURE - 0.5%
Century Casinos [1]	615,967	2,556,263
Cheesecake Factory	31,900	731,148
Hilton Grand Vacations [1]	191,499	3,743,806
		7,031,217
HOUSEHOLD DURABLES - 0.4%
La-Z-Boy	39,906	1,079,856
Legacy Housing [1,2]	189,025	2,687,936
†PulteGroup	93,800	3,192,014
		6,959,806
INTERNET & DIRECT MARKETING RETAIL - 0.7%
Etsy [1]	108,283	11,502,903
LEISURE PRODUCTS - 1.1%
†Brunswick Corporation	109,700	7,021,897
Johnson Outdoors Cl. A	28,015	2,549,925
†Malibu Boats Cl. A [1]	25,200	1,309,140
MasterCraft Boat Holdings [1,2]	363,701	6,928,504
		17,809,466
SPECIALTY RETAIL - 2.6%
American Eagle Outfitters	193,866	2,113,139
America's Car-Mart [1]	95,046	8,351,692
Asbury Automotive Group [1]	49,743	3,846,626
Designer Brands Cl. A	167,483	1,133,860
Monro	50,639	2,782,107
†OneWater Marine Cl. A [1]	208,159	5,054,100
Rent-A-Center	391,372	10,887,969
Shoe Carnival	206,691	6,049,846
		40,219,339
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Canada Goose Holdings [1,2]	158,179	3,665,008
G-III Apparel Group [1]	148,032	1,967,345
Movado Group [1]	14,923	161,765
Wolverine World Wide	117,215	2,790,889
		8,585,007
Total (Cost $97,982,885)		139,143,616

CONSUMER STAPLES – 1.6%
FOOD PRODUCTS - 0.4%
Nomad Foods [1,2]	154,056	3,304,501
Seneca Foods Cl. A [1]	104,533	3,534,261
		6,838,762
PERSONAL PRODUCTS - 1.2%
BellRing Brands Cl. A [1]	190,076	3,790,115
†e.l.f. Beauty [1,2]	318,900	6,081,423
Inter Parfums	177,526	8,547,877
		18,419,415
Total (Cost $14,604,090)		25,258,177

ENERGY – 1.8%
ENERGY EQUIPMENT & SERVICES - 1.7%
Bristow Group [1]	145,300	2,024,029
Pason Systems	1,246,349	6,811,955
SEACOR Holdings [1]	388,358	10,998,298
TGS-NOPEC Geophysical	494,470	7,173,380
		27,007,662
OIL, GAS & CONSUMABLE FUELS - 0.1%
EQT Corporation	49,787	592,465
Penn Virginia [1,2]	25,665	244,588
		837,053
Total (Cost $39,576,668)		27,844,715

FINANCIALS – 13.6%
BANKS - 3.0%
BOK Financial	38,819	2,190,944
Camden National	61,991	2,141,169
CIT Group	100,000	2,073,000
City Holding Company	26,680	1,738,736
CNB Financial	121,381	2,176,361
Financial Institutions	93,167	1,733,838
First Citizens BancShares Cl. A	41,586	16,843,162
National Bankshares	112,189	3,208,606
Northrim BanCorp	40,774	1,025,058
Popular	204,049	7,584,501
TriState Capital Holdings [1,2]	102,161	1,604,949
Unity Bancorp	88,673	1,268,024
Webster Financial	129,186	3,696,012
		47,284,360
CAPITAL MARKETS - 6.2%
Ares Management Cl. A	436,221	17,317,974
Artisan Partners Asset Management Cl. A	134,502	4,371,315
B. Riley Financial	69,658	1,515,758
Evercore Cl. A	48,741	2,871,820
Houlihan Lokey Cl. A	247,630	13,778,133
Lazard Cl. A	269,200	7,707,196
Moelis & Company Cl. A	96,024	2,992,108
Morningstar	96,994	13,673,244
SEI Investments	178,119	9,792,982
Sprott	171,694	6,170,411
TMX Group	73,600	7,277,054
Tradeweb Markets Cl. A	3,030	176,164
Virtu Financial Cl. A	360,823	8,515,423
		96,159,582
INSURANCE - 3.0%
Alleghany Corporation	8,775	4,292,204
Assured Guaranty	193,882	4,732,660
†CNO Financial Group	145,231	2,261,247
E-L Financial	25,518	12,448,859

40 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
FBL Financial Group Cl. A	86,812	$3,115,683
James River Group Holdings	20,000	900,000
†Kemper Corporation	38,500	2,792,020
Kingstone Companies	123,213	544,601
ProAssurance Corporation	98,621	1,427,046
RLI Corp.	68,753	5,644,621
Selective Insurance Group	44,700	2,357,478
Trupanion [1,2]	142,551	6,085,502
		46,601,921
THRIFTS & MORTGAGE FINANCE - 1.4%
Axos Financial [1,2]	122,961	2,714,979
Genworth MI Canada	488,429	11,948,090
Southern Missouri Bancorp	57,383	1,394,407
Timberland Bancorp	97,337	1,772,507
TrustCo Bank Corp. NY	334,330	2,116,309
WSFS Financial	76,379	2,192,077
		22,138,369
Total (Cost $181,756,714)		212,184,232

HEALTH CARE – 7.8%
BIOTECHNOLOGY - 0.5%
BioSpecifics Technologies [1]	54,858	3,361,698
CareDx [1]	38,820	1,375,393
†Coherus BioSciences [1,2]	66,403	1,185,957
Zealand Pharma [1]	63,722	2,193,428
		8,116,476
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
AtriCure [1]	33,343	1,498,768
Atrion Corporation	8,442	5,377,638
BioLife Solutions [1]	283,716	4,638,757
CryoLife [1]	63,358	1,214,573
Haemonetics [1]	87,969	7,878,504
Hill-Rom Holdings	45,576	5,003,333
Masimo Corporation [1]	10,000	2,279,900
Mesa Laboratories	60,145	13,039,436
†Misonix [1,2]	31,400	426,098
OrthoPediatrics Corporation [1,2]	13,500	590,760
STAAR Surgical [1,2]	86,141	5,301,117
Tandem Diabetes Care [1]	23,586	2,333,127
		49,582,011
HEALTH CARE PROVIDERS & SERVICES - 1.9%
AMN Healthcare Services [1,2]	60,558	2,739,644
Encompass Health	139,160	8,618,179
Ensign Group (The)	68,108	2,850,320
National Research	125,963	7,332,306
Pennant Group [1,2]	24,527	554,310
†Sharps Compliance [1]	47,600	334,628
U.S. Physical Therapy	94,684	7,671,298
		30,100,685
HEALTH CARE TECHNOLOGY - 0.3%
Simulations Plus	89,380	5,346,711
LIFE SCIENCES TOOLS & SERVICES - 1.7%
Bio-Techne	57,270	15,123,289
†Harvard Bioscience [1]	85,500	265,050
ICON [1]	31,848	5,365,114
NeoGenomics [1]	62,083	1,923,331
PRA Health Sciences [1]	9,949	967,938
Quanterix Corporation [1,2]	108,199	2,963,571
		26,608,293
PHARMACEUTICALS - 0.2%
Supernus Pharmaceuticals [1]	95,317	2,263,779
Total (Cost $71,219,471)		122,017,955

INDUSTRIALS – 27.1%
AEROSPACE & DEFENSE - 1.7%
HEICO Corporation	140,087	13,959,670
HEICO Corporation Cl. A	63,610	5,167,676
Magellan Aerospace	265,771	1,413,426
Vectrus [1]	129,619	6,368,181
		26,908,953
AIR FREIGHT & LOGISTICS - 0.6%
Forward Air	100,469	5,005,366
Hub Group Cl. A [1]	107,918	5,164,955
		10,170,321
BUILDING PRODUCTS - 1.9%
†Advanced Drainage Systems	20,000	988,000
Apogee Enterprises	73,798	1,700,306
Gibraltar Industries [1]	180,027	8,643,096
Patrick Industries	158,191	9,689,199
Simpson Manufacturing	82,299	6,942,744
UFP Industries	21,100	1,044,661
		29,008,006
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Harsco Corporation [1]	318,800	4,306,988
Healthcare Services Group	163,811	4,006,817
Heritage-Crystal Clean [1]	154,283	2,693,781
Kimball International Cl. B	269,136	3,111,212
Mobile Mini	82,807	2,442,807
PICO Holdings [1]	260,026	2,192,019
UniFirst Corporation	39,285	7,030,051
		25,783,675
CONSTRUCTION & ENGINEERING - 2.6%
Arcosa	303,917	12,825,297
Comfort Systems USA	128,531	5,237,638
Construction Partners Cl. A [1,2]	144,891	2,573,264
Great Lakes Dredge & Dock [1]	276,625	2,561,547
MasTec [1]	69,900	3,136,413
MYR Group [1]	87,188	2,782,169
†Primoris Services	122,672	2,178,655
Sterling Construction [1]	8,968	93,895
Valmont Industries	76,725	8,717,495
		40,106,373
ELECTRICAL EQUIPMENT - 0.8%
Bloom Energy Cl. A [1,2]	50,000	544,000
EnerSys	13,401	862,756
Preformed Line Products	201,075	10,055,761
Sensata Technologies Holding [1]	28,700	1,068,501
		12,531,018
INDUSTRIAL CONGLOMERATES - 1.0%
Carlisle Companies	34,913	4,178,039
Raven Industries	505,204	10,866,938
		15,044,977
MACHINERY - 8.9%
Alamo Group	10,001	1,026,503
Colfax Corporation [1],[2]	519,634	14,497,789
ESCO Technologies	79,509	6,720,896
Federal Signal	29,651	881,524
Graco	180,999	8,686,142
Graham Corporation	72,292	921,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Helios Technologies	327,410	$12,196,022
John Bean Technologies	116,550	10,025,631
Kadant	121,255	12,084,273
Lincoln Electric Holdings	148,880	12,541,651
Lindsay Corporation	118,390	10,916,742
Meritor [1]	500,214	9,904,237
Miller Industries	205,051	6,104,368
Nordson Corporation	48,336	9,169,823
RBC Bearings [1]	54,522	7,308,129
Tennant Company	253,280	16,465,733
		139,450,463
MARINE - 0.9%
Clarkson [1]	350,000	9,759,619
Eagle Bulk Shipping [1]	278,399	609,694
Kirby Corporation [1]	70,297	3,765,107
		14,134,420
PROFESSIONAL SERVICES - 2.7%
Exponent	74,566	6,034,626
Forrester Research [1]	199,608	6,395,440
GP Strategies [1]	103,013	883,852
Heidrick & Struggles International	310,433	6,711,562
Kforce	134,300	3,928,275
Korn Ferry	197,319	6,063,613
ManpowerGroup	42,747	2,938,856
Morneau Shepell	53,600	1,251,167
Resources Connection	257,762	3,085,411
Robert Half International	8,000	422,640
Upwork [1]	298,460	4,309,762
		42,025,204
ROAD & RAIL - 2.2%
ArcBest	157,947	4,187,175
Landstar System	134,378	15,091,993
Saia [1]	75,762	8,423,219
Universal Logistics Holdings	365,775	6,357,170
		34,059,557
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Air Lease Cl. A	84,312	2,469,498
Applied Industrial Technologies	121,091	7,554,868
BMC Stock Holdings [1]	214,285	5,387,125
EVI Industries [1,2]	409,609	8,892,611
Lawson Products [1]	18,200	587,132
Richelieu Hardware	310,641	6,608,215
†Transcat [1]	8,600	222,396
Watsco	9,849	1,750,167
		33,472,012
Total (Cost $287,196,035)		422,694,979

INFORMATION TECHNOLOGY – 24.5%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	61,465	671,813
Digi International [1]	287,193	3,345,798
		4,017,611
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.4%
Badger Meter	77,200	4,857,424
Cognex Corporation	104,493	6,240,322
Coherent [1]	90,691	11,878,707
Dolby Laboratories Cl. A	84,640	5,575,237
ePlus [1]	47,321	3,344,648
Fabrinet [1]	179,832	11,225,113

FARO Technologies [1]	218,398	11,706,133
FLIR Systems	427,601	17,347,773
HollySys Automation Technologies	71,531	951,362
Insight Enterprises [1]	181,473	8,928,472
IPG Photonics [1]	42,231	6,773,430
Kimball Electronics [1]	186,492	2,525,102
Littelfuse	28,833	4,919,775
†Luna Innovations [1,2]	631,089	3,685,560
Methode Electronics	35,648	1,114,356
National Instruments	261,316	10,115,542
PAR Technology [1]	354,789	10,618,835
PC Connection	175,249	8,124,544
Plexus Corporation [1,2]	23,500	1,658,160
Rogers Corporation [1]	58,300	7,264,180
Sanmina Corporation [1]	152,060	3,807,582
Vishay Intertechnology	138,090	2,108,634
Vishay Precision Group [1]	75,915	1,865,991
		146,636,882
INTERNET SOFTWARE & SERVICES - 0.3%
IAC/InterActiveCorp [1]	16,300	5,271,420
IT SERVICES - 1.4%
Computer Services [4]	42,975	2,277,675
CSG Systems International	6,500	269,035
Hackett Group (The)	70,584	955,707
KBR	566,361	12,771,441
MAXIMUS	53,150	3,744,417
Switch Cl. A	8,556	152,468
WEX [1]	7,900	1,303,579
		21,474,322
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.2%
Advanced Energy Industries [1]	35,601	2,413,392
Axcelis Technologies [1]	169,516	4,721,020
Brooks Automation	187,913	8,313,271
Cabot Microelectronics	120,757	16,850,432
Cirrus Logic [1]	197,140	12,179,309
Cohu	122,418	2,122,728
Diodes [1]	195,294	9,901,406
Entegris	164,616	9,720,575
FormFactor [1]	179,666	5,269,604
Kulicke & Soffa Industries	322,151	6,710,405
Lattice Semiconductor [1]	165,771	4,706,239
MKS Instruments	140,280	15,885,307
Nova Measuring Instruments [1,2]	84,054	4,050,562
Onto Innovation [1,2]	75,220	2,560,489
Photronics [1]	142,794	1,589,297
Silicon Motion Technology ADR	60,370	2,944,245
Ultra Clean Holdings [1]	89,571	2,026,992
		111,965,273
SOFTWARE - 6.0%
ACI Worldwide [1]	237,597	6,412,743
Agilysys [1]	93,087	1,669,981
†Avalara [1]	34,600	4,604,914
Cloudflare Cl. A [1]	127,311	4,576,830
Descartes Systems Group (The) [1]	132,247	6,995,866
†Dropbox Cl. A [1]	138,400	3,012,968
†Elastic [1,2]	64,600	5,956,766
Envestnet [1,2]	10,000	735,400
Everbridge [1,2]	19,400	2,684,184
Fair Isaac [1]	28,168	11,775,351

42 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Five9 [1]	30,718	$3,399,561
j2 Global [1]	78,677	4,973,173
Manhattan Associates [1]	110,764	10,433,969
QAD Cl. A	42,941	1,772,605
Qualys [1,2]	20,927	2,176,827
SPS Commerce [1]	45,305	3,403,312
SVMK [1]	369,645	8,701,443
Upland Software [1]	277,015	9,629,041
		92,914,934
Total (Cost $233,697,205)		382,280,442

MATERIALS – 9.8%
CHEMICALS - 4.4%
Balchem Corporation	122,572	11,627,180
Element Solutions [1]	1,076,749	11,682,727
Huntsman Corporation	74,005	1,329,870
Innospec	137,742	10,640,569
Minerals Technologies	215,484	10,112,664
Quaker Chemical	122,606	22,761,804
		68,154,814
CONSTRUCTION MATERIALS - 0.1%
Imerys	36,000	1,225,191
CONTAINERS & PACKAGING - 0.6%
AptarGroup	91,232	10,216,159
METALS & MINING - 3.5%
Alamos Gold Cl. A	2,396,335	22,346,495
Franco-Nevada	92,738	12,949,934
Haynes International	37,450	874,832
IAMGOLD Corporation [1]	795,894	3,143,781
Pretium Resources [1]	89,241	746,743
Reliance Steel & Aluminum	147,832	14,033,692
		54,095,477
PAPER & FOREST PRODUCTS - 1.2%
Stella-Jones	737,201	18,538,629
Total (Cost $80,333,717)		152,230,270

REAL ESTATE – 2.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
FRP Holdings [1]	244,688	9,929,439
Jones Lang LaSalle [1]	16,515	1,708,642
Kennedy-Wilson Holdings	471,521	7,176,549
Marcus & Millichap [1]	325,485	9,393,497
St. Joe Company (The) [1]	246,454	4,786,137
Tejon Ranch [1]	294,307	4,238,021
Total (Cost $34,156,555)		37,232,285

TOTAL COMMON STOCKS
(Cost $1,060,988,834)		1,538,711,851

REPURCHASE AGREEMENT– 1.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $18,811,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $19,187,285)
(Cost $18,811,000)	18,811,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $14,623,754)	14,623,754

TOTAL INVESTMENTS – 100.8%
(Cost $1,094,423,588)	1,572,146,605

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%	(12,705,554)

NET ASSETS – 100.0%	$1,559,441,051

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 43

Schedules of Investments

Royce Premier Fund

Common Stocks – 97.6%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 4.6%
AUTO COMPONENTS - 2.8%
Dorman Products [1]	218,295	$14,641,046
LCI Industries	242,819	27,919,328
		42,560,374
DISTRIBUTORS - 1.8%
Pool Corporation	99,991	27,184,553
Total (Cost $28,590,645)		69,744,927

CONSUMER STAPLES – 1.1%
PERSONAL PRODUCTS - 1.1%
†Inter Parfums	344,994	16,611,461
Total (Cost $16,100,708)		16,611,461

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 3.3%
Pason Systems	3,080,600	16,837,104
SEACOR Holdings [1]	613,895	17,385,506
TGS-NOPEC Geophysical	1,089,100	15,799,803
Total (Cost $92,691,196)		50,022,413

FINANCIALS – 13.5%
CAPITAL MARKETS - 10.3%
Ares Management Cl. A	1,081,378	42,930,707
Ashmore Group	6,302,900	32,533,063
Lazard Cl. A	475,483	13,613,078
Morningstar	289,544	40,817,018
TMX Group	255,194	25,231,799
		155,125,665
INSURANCE - 1.7%
Alleghany Corporation	50,600	24,750,484
THRIFTS & MORTGAGE FINANCE - 1.5%
Genworth MI Canada	919,565	22,494,662
Total (Cost $102,600,707)		202,370,811

HEALTH CARE – 5.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
Haemonetics [1]	288,000	25,793,280
Mesa Laboratories	126,079	27,333,927
		53,127,207
LIFE SCIENCES TOOLS & SERVICES - 2.2%
Bio-Techne	125,178	33,055,755
Total (Cost $68,595,447)		86,182,962

INDUSTRIALS – 33.4%
AIR FREIGHT & LOGISTICS - 1.5%
Forward Air	442,763	22,058,453
BUILDING PRODUCTS - 1.8%
Simpson Manufacturing	322,651	27,218,838
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Ritchie Bros. Auctioneers	601,646	24,577,239
CONSTRUCTION & ENGINEERING - 2.1%
†Arcosa	250,000	10,550,000
Valmont Industries	188,849	21,457,023
		32,007,023
INDUSTRIAL CONGLOMERATES - 1.1%
Raven Industries	742,995	15,981,822
MACHINERY - 18.0%
Colfax Corporation [1]	1,307,282	36,473,168
†ESCO Technologies	240,100	20,295,653
Helios Technologies	434,765	16,194,996
John Bean Technologies	411,270	35,377,445
Kadant	237,371	23,656,394
Lincoln Electric Holdings	453,910	38,237,378
Lindsay Corporation	382,185	35,241,279
RBC Bearings [1]	131,875	17,676,525
Tennant Company	347,073	22,563,216
Woodward	315,439	24,462,295
		270,178,349
MARINE - 2.6%
Clarkson [1]	499,906	13,939,691
Kirby Corporation [1]	472,819	25,324,186
		39,263,877
PROFESSIONAL SERVICES - 1.1%
Forrester Research [1]	513,330	16,447,093
ROAD & RAIL - 1.8%
Landstar System	247,125	27,754,609
TRADING COMPANIES & DISTRIBUTORS - 1.8%
Air Lease Cl. A	900,347	26,371,164
Total (Cost $356,568,155)		501,858,467

INFORMATION TECHNOLOGY – 25.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.9%
Cognex Corporation	544,670	32,527,692
Coherent [1]	278,657	36,498,494
FARO Technologies [1]	451,463	24,198,417
IPG Photonics [1]	110,712	17,757,098
National Instruments	842,075	32,596,723
†Rogers Corporation [1]	166,600	20,758,360
		164,336,784
IT SERVICES - 2.2%
†Computer Services [4]	247,574	13,121,422
Jack Henry & Associates	108,678	20,000,012
		33,121,434
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
Cabot Microelectronics	287,464	40,112,727
Cirrus Logic [1]	300,562	18,568,720
MKS Instruments	411,048	46,547,076
		105,228,523
SOFTWARE - 5.8%
Fair Isaac [1]	100,805	42,140,522
Manhattan Associates [1]	468,374	44,120,831
		86,261,353
Total (Cost $176,825,657)		388,948,094

MATERIALS – 9.2%
CHEMICALS - 5.2%
Innospec	397,410	30,699,922
Quaker Chemical	253,580	47,077,127
		77,777,049
METALS & MINING - 2.0%
Reliance Steel & Aluminum	320,331	30,409,022
PAPER & FOREST PRODUCTS - 2.0%
Stella-Jones	1,198,500	30,139,062
Total (Cost $109,593,948)		138,325,133

44 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Premier Fund (continued)

	SHARES	VALUE

REAL ESTATE – 0.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Kennedy-Wilson Holdings	905,299	$13,778,651
Total (Cost $17,080,613)		13,778,651

TOTAL COMMON STOCKS
(Cost $968,647,076)		1,467,842,919

REPURCHASE AGREEMENT– 2.5%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $37,961,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $38,720,226)
(Cost $37,961,000)		37,961,000

TOTAL INVESTMENTS – 100.1%
(Cost $1,006,608,076)		1,505,803,919

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(952,722)

NET ASSETS – 100.0%		$1,504,851,197

Royce Small-Cap Value Fund

Common Stocks – 97.3%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.5%
ENTERTAINMENT - 0.5%
†SciPlay Corporation Cl. A [1]	34,164	$506,652
MEDIA - 1.0%
Saga Communications Cl. A	43,799	1,121,254
Total (Cost $2,169,926)		1,627,906

CONSUMER DISCRETIONARY – 15.1%
AUTO COMPONENTS - 0.9%
Gentex Corporation	36,027	928,416
HOTELS, RESTAURANTS & LEISURE - 1.7%
Cheesecake Factory	17,100	391,932
Hilton Grand Vacations [1]	74,301	1,452,585
		1,844,517
HOUSEHOLD DURABLES - 2.2%
La-Z-Boy	22,102	598,080
†PulteGroup	51,900	1,766,157
		2,364,237
LEISURE PRODUCTS - 1.7%
†Malibu Boats Cl. A [1]	12,700	659,765
†MasterCraft Boat Holdings [1]	60,335	1,149,382
		1,809,147
SPECIALTY RETAIL - 7.7%
American Eagle Outfitters	148,345	1,616,960
Designer Brands Cl. A	82,648	559,527
†OneWater Marine Cl. A [1]	56,557	1,373,204
Rent-A-Center	97,568	2,714,342
Shoe Carnival	69,238	2,026,596
		8,290,629
TEXTILES, APPAREL & LUXURY GOODS - 0.9%
G-III Apparel Group [1]	32,402	430,622
Steven Madden	19,249	475,258
		905,880
Total (Cost $17,408,249)		16,142,826

CONSUMER STAPLES – 0.5%
FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	18,200	504,504
Total (Cost $404,826)		504,504

ENERGY – 0.8%
ENERGY EQUIPMENT & SERVICES - 0.5%
Helmerich & Payne	24,484	477,683
OIL, GAS & CONSUMABLE FUELS - 0.3%
Dorchester Minerals L.P.	19,034	243,255
Penn Virginia [1,2]	12,840	122,365
		365,620
Total (Cost $1,225,496)		843,303

FINANCIALS – 25.2%
BANKS - 8.1%
Ames National	52,439	1,035,146
Camden National	31,188	1,077,234
City Holding Company	14,976	975,986
CNB Financial	60,817	1,090,449
Financial Institutions	31,466	585,582
Landmark Bancorp	16,382	404,799
MidWestOne Financial Group	27,986	559,720
National Bankshares	53,357	1,526,010
Northrim BanCorp	20,199	507,803

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
Unity Bancorp	62,958	$900,299
		8,663,028
CAPITAL MARKETS - 5.1%
Evercore Cl. A	44,644	2,630,424
Houlihan Lokey Cl. A	24,595	1,368,466
Moelis & Company Cl. A	48,619	1,514,968
		5,513,858
INSURANCE - 7.1%
†CNO Financial Group	73,600	1,145,952
†Heritage Insurance Holdings	14,405	188,562
James River Group Holdings	47,005	2,115,225
†Kemper Corporation	19,800	1,435,896
Kingstone Companies	62,229	275,052
Reinsurance Group of America	16,236	1,273,552
†Selective Insurance Group	22,300	1,176,102
		7,610,341
THRIFTS & MORTGAGE FINANCE - 4.9%
Genworth MI Canada	64,114	1,568,375
Southern Missouri Bancorp	29,049	705,891
Timberland Bancorp	43,671	795,249
TrustCo Bank Corp. NY	168,747	1,068,168
WSFS Financial	38,026	1,091,346
		5,229,029
Total (Cost $27,307,659)		27,016,256

HEALTH CARE – 4.4%
BIOTECHNOLOGY - 1.9%
Catalyst Pharmaceuticals [1,2]	293,542	1,356,164
†Coherus BioSciences [1,2]	36,500	651,890
		2,008,054
HEALTH CARE PROVIDERS & SERVICES - 1.6%
Ensign Group (The)	34,965	1,463,285
Pennant Group [1]	10,313	233,074
		1,696,359
PHARMACEUTICALS - 0.9%
Supernus Pharmaceuticals [1]	40,800	969,000
Total (Cost $3,828,998)		4,673,413

INDUSTRIALS – 32.1%
AEROSPACE & DEFENSE - 2.6%
Magellan Aerospace	145,200	772,204
Vectrus [1]	41,201	2,024,205
		2,796,409
BUILDING PRODUCTS - 0.5%
†UFP Industries	10,600	524,806
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Herman Miller	14,499	342,322
Kimball International Cl. B	127,954	1,479,148
		1,821,470
CONSTRUCTION & ENGINEERING - 8.0%
Comfort Systems USA	39,438	1,607,098
†Great Lakes Dredge & Dock [1]	150,818	1,396,575
†MasTec [1]	35,000	1,570,450
MYR Group [1]	45,500	1,451,905
†Northwest Pipe [1]	55,230	1,384,616
†Primoris Services	62,300	1,106,448
		8,517,092
MACHINERY - 4.3%
Alamo Group	5,063	519,667
Federal Signal	17,510	520,572
Meritor [1]	49,584	981,763
Miller Industries	85,157	2,535,124
		4,557,126
PROFESSIONAL SERVICES - 7.9%
Heidrick & Struggles International	96,662	2,089,832
Kforce	50,010	1,462,793
Korn Ferry	72,960	2,242,061
Resources Connection	100,388	1,201,644
Robert Half International	27,916	1,474,802
		8,471,132
ROAD & RAIL - 5.7%
ArcBest	79,923	2,118,759
Old Dominion Freight Line	6,246	1,059,259
Saia [1]	13,241	1,472,134
Werner Enterprises	34,154	1,486,724
		6,136,876
TRADING COMPANIES & DISTRIBUTORS - 1.4%
BMC Stock Holdings [1]	60,355	1,517,325
Total (Cost $30,844,845)		34,342,236

INFORMATION TECHNOLOGY – 16.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 12.2%
†ePlus [1]	23,609	1,668,684
Fabrinet [1]	22,654	1,414,063
Insight Enterprises [1]	46,523	2,288,932
Methode Electronics	13,100	409,506
PC Connection	56,179	2,604,458
†Plexus Corporation [1]	14,071	992,850
Sanmina Corporation [1]	83,441	2,089,363
Vishay Intertechnology	106,439	1,625,323
		13,093,179
IT SERVICES - 0.7%
†CSG Systems International	3,700	153,143
†Hackett Group (The)	42,344	573,338
		726,481
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Advanced Energy Industries [1]	11,765	797,549
Kulicke & Soffa Industries	81,558	1,698,853
MKS Instruments	7,780	881,007
		3,377,409
Total (Cost $13,227,081)		17,197,069

REAL ESTATE – 1.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Marcus & Millichap [1]	63,764	1,840,229
Total (Cost $1,880,606)		1,840,229

TOTAL COMMON STOCKS
(Cost $98,297,686)		104,187,742

46 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Small-Cap Value Fund (continued)

VALUE

REPURCHASE AGREEMENT– 2.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $2,368,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $2,415,365)
(Cost $2,368,000)	$2,368,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $579,431)	579,431

TOTAL INVESTMENTS – 100.0%
(Cost $101,245,117)	107,135,173

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(3,193)

NET ASSETS – 100.0%	$107,131,980

Royce Smaller-Companies Growth Fund

Common Stocks – 94.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
Bandwidth Cl. A [1]	20,000	$2,540,000
ENTERTAINMENT - 1.3%
Sea Cl. A ADR [1,2]	29,000	3,109,960
INTERACTIVE MEDIA & SERVICES - 0.7%
†Enthusiast Gaming Holdings [1]	150,000	192,251
EverQuote Cl. A [1]	23,000	1,337,680
		1,529,931
MEDIA - 0.4%
†Cardlytics [1,2]	14,000	979,720
Total (Cost $2,886,830)		8,159,611

CONSUMER DISCRETIONARY – 8.0%
DIVERSIFIED CONSUMER SERVICES - 0.9%
†Aspen Group [1]	225,000	2,036,250
HOTELS, RESTAURANTS & LEISURE - 3.0%
Allied Esports Entertainment [1,2]	201,000	424,110
†DraftKings Cl. A [1]	27,000	898,020
†GAN [1,2]	109,900	2,796,955
Papa John's International	22,000	1,747,020
Texas Roadhouse	23,000	1,209,110
		7,075,215
HOUSEHOLD DURABLES - 1.3%
Lovesac Company (The) [1,2]	113,666	2,981,459
INTERNET & DIRECT MARKETING RETAIL - 0.5%
†Trxade Group [1]	197,300	1,207,476
LEISURE PRODUCTS - 0.8%
Callaway Golf	113,000	1,978,630
SPECIALTY RETAIL - 1.5%
Carvana Cl. A [1,2]	10,000	1,202,000
Monro	40,000	2,197,600
		3,399,600
Total (Cost $13,100,817)		18,678,630

CONSUMER STAPLES – 1.3%
BEVERAGES - 0.8%
†Celsius Holdings [1]	159,000	1,871,430
FOOD PRODUCTS - 0.5%
Freshpet [1,2]	13,000	1,087,580
Total (Cost $1,489,024)		2,959,010

ENERGY – 0.4%
OIL, GAS & CONSUMABLE FUELS - 0.4%
†International Seaways	64,000	1,045,760
Total (Cost $1,659,310)		1,045,760

FINANCIALS – 6.3%
BANKS - 2.9%
Enterprise Financial Services	48,500	1,509,320
Seacoast Banking Corporation of Florida [1]	120,000	2,448,000
Southern National Bancorp of Virginia	104,000	1,007,760
TriState Capital Holdings [1]	124,057	1,948,936
		6,914,016
CAPITAL MARKETS - 1.4%
MarketAxess Holdings	4,000	2,003,680
PJT Partners Cl. A	24,000	1,232,160
		3,235,840
CONSUMER FINANCE - 1.0%
LendingTree [1]	8,000	2,316,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE - 0.5%
eHealth [1]	13,000	$1,277,120
INVESTMENT COMPANIES - 0.2%
†Landcadia Holdings II (Units) [1]	30,000	518,400
THRIFTS & MORTGAGE FINANCE - 0.3%
†Meridian Bancorp	51,000	591,600
Total (Cost $13,388,360)		14,853,216

HEALTH CARE – 29.6%
BIOTECHNOLOGY - 7.4%
Avid Bioservices [1,2]	257,000	1,687,205
bluebird bio [1,2]	25,000	1,526,000
CareDx [1]	57,000	2,019,510
†Castle Biosciences [1]	29,000	1,093,010
†Coherus BioSciences [1,2]	88,000	1,571,680
Natera [1]	37,000	1,844,820
Oxford Biomedica [1]	224,000	1,950,614
REGENXBIO [1,2]	60,000	2,209,800
uniQure [1]	54,000	2,433,240
Veracyte [1,2]	40,150	1,039,885
		17,375,764
HEALTH CARE EQUIPMENT & SUPPLIES - 12.0%
Alphatec Holdings [1]	304,000	1,428,800
†Axonics Modulation Technologies [1,2]	28,000	983,080
†BioLife Solutions [1]	77,000	1,258,950
CONMED Corporation	30,000	2,159,700
CryoPort [1]	222,198	6,721,490
†CytoSorbents [1]	117,000	1,158,300
†InMode [1,2]	87,000	2,463,840
Itamar Medical ADR [1,2]	120,000	2,232,000
Penumbra [1]	12,000	2,145,840
Profound Medical [1]	99,000	1,676,495
†SI-BONE [1,2]	50,000	797,000
STAAR Surgical [1],[2]	54,000	3,323,160
West Pharmaceutical Services	8,000	1,817,360
		28,166,015
HEALTH CARE PROVIDERS & SERVICES - 6.5%
Addus HomeCare [1,2]	25,000	2,314,000
Joint Corp. (The) [1]	126,000	1,924,020
†Ontrak [1]	48,000	1,187,520
Pennant Group [1]	134,000	3,028,400
PetIQ Cl. A [1,2]	61,000	2,125,240
†Progyny [1]	41,000	1,058,210
†Sharps Compliance [1]	257,000	1,806,710
Viemed Healthcare [1]	185,000	1,772,871
		15,216,971
HEALTH CARE TECHNOLOGY - 0.2%
†MTBC [1,2]	67,000	555,430
LIFE SCIENCES TOOLS & SERVICES - 2.8%
Harvard Bioscience [1]	413,600	1,282,160
Medpace Holdings [1]	15,000	1,395,300
PureTech Health [1]	696,000	2,304,683
Quanterix Corporation [1]	60,600	1,659,834
		6,641,977
PHARMACEUTICALS - 0.7%
Emisphere Technologies [1,4]	35,000	194,600
†Liquidia Technologies [1]	170,000	1,431,400
		1,626,000
Total (Cost $52,946,704)		69,582,157

INDUSTRIALS – 8.9%
AEROSPACE & DEFENSE - 2.8%
AeroVironment [1]	31,000	2,468,530
BWX Technologies	46,000	2,605,440
Kratos Defense & Security Solutions [1]	101,000	1,578,630
		6,652,600
ELECTRICAL EQUIPMENT - 2.2%
American Superconductor [1]	205,349	1,669,487
EnerSys	21,000	1,351,980
Vicor Corporation [1]	29,000	2,086,550
		5,108,017
MACHINERY - 0.4%
Manitowoc Company [1]	98,000	1,066,240
PROFESSIONAL SERVICES - 1.3%
ASGN [1,2]	18,000	1,200,240
GP Strategies [1]	212,588	1,824,005
		3,024,245
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Lawson Products [1]	157,000	5,064,820
Total (Cost $20,263,052)		20,915,922

INFORMATION TECHNOLOGY – 34.7%
COMMUNICATIONS EQUIPMENT - 2.1%
Lumentum Holdings [1],[2]	42,000	3,420,060
Viavi Solutions [1]	125,000	1,592,500
		5,012,560
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.4%
Iteris [1],[2]	1,732,000	8,235,660
Rogers Corporation [1]	16,000	1,993,600
		10,229,260
IT SERVICES - 6.0%
Unisys Corporation [1]	852,000	9,295,320
USA Technologies [1,4]	701,996	4,913,972
		14,209,292
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.5%
Advanced Energy Industries [1]	41,000	2,779,390
Ambarella [1]	43,000	1,969,400
AXT [1]	278,000	1,323,280
CEVA [1]	53,000	1,983,260
CyberOptics Corporation [1]	49,000	1,578,290
†Impinj [1,2]	72,000	1,977,840
Lattice Semiconductor [1]	51,000	1,447,890
MagnaChip Semiconductor [1]	403,461	4,155,648
Onto Innovation [1]	61,000	2,076,440
Silicon Laboratories [1,2]	29,000	2,907,830
		22,199,268
SOFTWARE - 12.7%
†Agilysys [1]	99,000	1,776,060
Alarm.com Holdings [1,2]	32,000	2,073,920
Avalara [1]	22,000	2,927,980
Blue Prism Group [1]	82,000	1,153,829
Cerence [1]	73,000	2,981,320
†Cloudera [1,2]	132,000	1,679,040
Coupa Software [1,2]	11,000	3,047,440
Descartes Systems Group (The) [1]	50,033	2,646,746
†Intelligent Systems [1]	17,000	579,360
LivePerson [1,2]	100,000	4,143,000
Materialise ADR [1,2]	74,577	1,682,457
Paylocity Holding Corporation [1]	12,786	1,865,350
RingCentral Cl. A [1]	9,000	2,565,090

48 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
Rosetta Stone [1]	37,000	$623,820
		29,745,412
Total (Cost $63,710,450)		81,395,792

REAL ESTATE – 2.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.2%
Community Healthcare Trust	59,000	2,413,100
Postal Realty Trust Cl. A	170,000	2,711,500
Total (Cost $3,800,353)		5,124,600

TOTAL COMMON STOCKS
(Cost $173,244,900)		222,714,698

REPURCHASE AGREEMENT– 4.6%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $10,697,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $10,910,942)
(Cost $10,697,000)		10,697,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.07%)
(Cost $13,921,904)		13,921,904

TOTAL INVESTMENTS – 105.4%
(Cost $197,863,804)		247,333,602

LIABILITIES LESS CASH AND OTHER ASSETS – (5.4)%		(12,689,672)

NET ASSETS – 100.0%		$234,643,930

Royce Special Equity Fund

Common Stocks – 83.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 6.2%
MEDIA - 6.2%
Meredith Corporation	1,385,000	$20,151,750
Scholastic Corporation	1,015,000	30,389,100
Total (Cost $83,642,487)		50,540,850

CONSUMER DISCRETIONARY – 23.0%
AUTO COMPONENTS - 11.0%
Cooper Tire & Rubber	1,105,000	30,509,050
Gentex Corporation	905,000	23,321,850
Standard Motor Products	857,500	35,329,000
		89,159,900
AUTOMOBILES - 2.2%
Winnebago Industries	267,500	17,820,850
HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [5]	345,728	3,252,471
HOUSEHOLD DURABLES - 4.0%
Flexsteel Industries [5]	725,000	9,156,750
Hooker Furniture [5]	1,072,500	20,860,125
Skyline Champion [1]	121,000	2,945,140
		32,962,015
LEISURE PRODUCTS - 3.8%
Johnson Outdoors Cl. A	338,500	30,810,270
SPECIALTY RETAIL - 1.6%
Children’s Place [1]	260,000	9,729,200
Haverty Furniture	220,000	3,520,000
		13,249,200
Total (Cost $175,879,499)		187,254,706

CONSUMER STAPLES – 2.4%
FOOD PRODUCTS - 2.4%
John B Sanfilippo & Son	234,600	20,018,418
Total (Cost $15,785,910)		20,018,418

FINANCIALS – 1.9%
CAPITAL MARKETS - 1.9%
†Diamond Hill Investment Group	70,500	8,013,735
Waddell & Reed Financial Cl. A	480,000	7,444,800
Total (Cost $13,874,703)		15,458,535

INDUSTRIALS – 23.4%
AEROSPACE & DEFENSE - 3.7%
National Presto Industries	348,900	30,490,371
BUILDING PRODUCTS - 1.7%
†Gibraltar Industries [1]	95,000	4,560,950
Insteel Industries	479,000	9,134,530
		13,695,480
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Ennis	835,210	15,150,709
UniFirst Corporation	12,500	2,236,875
		17,387,584
CONSTRUCTION & ENGINEERING - 0.5%
Argan	80,500	3,814,090
ELECTRICAL EQUIPMENT - 3.4%
Hubbell Incorporated	218,000	27,328,480
MACHINERY - 5.7%
Gencor Industries [1,5]	1,062,500	13,430,000
Hurco Companies [5]	580,000	16,222,600
Miller Industries	487,000	14,497,990
†Oshkosh Corporation	36,500	2,614,130
		46,764,720

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 49

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES - 2.2%
Resources Connection	1,479,000	$17,703,630
TRADING COMPANIES & DISTRIBUTORS - 4.1%
BMC Stock Holdings [1]	585,000	14,706,900
MSC Industrial Direct Cl. A	255,000	18,566,550
		33,273,450
Total (Cost $153,051,661)		190,457,805

INFORMATION TECHNOLOGY – 14.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.1%
Vishay Intertechnology	1,205,000	18,400,350
†Vishay Precision Group [1]	280,000	6,882,400
		25,282,750
IT SERVICES - 7.6%
Computer Services [4]	1,083,000	57,399,000
†International Money Express [1]	355,000	4,423,300
		61,822,300
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Axcelis Technologies [1]	300,000	8,355,000
Kulicke & Soffa Industries	1,115,000	23,225,450
		31,580,450
Total (Cost $74,065,695)		118,685,500

MATERIALS – 8.3%
CHEMICALS - 3.7%
Huntsman Corporation	1,665,000	29,920,050
CONSTRUCTION MATERIALS - 0.3%
†United States Lime & Minerals	30,330	2,561,065
METALS & MINING - 0.7%
†Materion Corporation	90,000	5,534,100
PAPER & FOREST PRODUCTS - 3.6%
Mercer International	1,424,700	11,625,552
Verso Corporation Cl. A	1,507,400	18,028,504
		29,654,056
Total (Cost $86,220,898)		67,669,271

REAL ESTATE – 3.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.9%
Marcus & Millichap [1]	1,108,000	31,976,880
Total (Cost $30,442,545)		31,976,880

TOTAL COMMON STOCKS
(Cost $632,963,398)		682,061,965

REPURCHASE AGREEMENT– 16.4%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $133,238,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $135,902,771)
(Cost $133,238,000)		133,238,000

TOTAL INVESTMENTS – 100.1%
(Cost $766,201,398)		815,299,965

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,011,945)

NET ASSETS – 100.0%		$814,288,020

Royce Total Return Fund

Common Stocks – 96.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ATN International	151,229	$9,159,941
Total (Cost $4,152,633)		9,159,941

CONSUMER DISCRETIONARY – 7.3%
AUTO COMPONENTS - 2.1%
Gentex Corporation	331,889	8,552,780
LCI Industries	85,091	9,783,763
Nokian Renkaat	142,529	3,124,287
Standard Motor Products	74,475	3,068,370
		24,529,200
AUTOMOBILES - 0.8%
Thor Industries	94,110	10,025,538
HOTELS, RESTAURANTS & LEISURE - 0.4%
Cheesecake Factory	190,882	4,375,015
HOUSEHOLD DURABLES - 1.5%
Ethan Allen Interiors	379,714	4,492,017
La-Z-Boy	102,457	2,772,486
Leggett & Platt	100,000	3,515,000
PulteGroup	211,200	7,187,136
		17,966,639
SPECIALTY RETAIL - 1.3%
Rent-A-Center	337,851	9,399,015
Shoe Carnival	203,866	5,967,158
		15,366,173
TEXTILES, APPAREL & LUXURY GOODS - 1.2%
J G Boswell Company [4]	966	471,408
†Levi Strauss & Co. Cl. A	362,600	4,858,840
Ralph Lauren Cl. A	121,400	8,803,928
		14,134,176
Total (Cost $73,423,074)		86,396,741

CONSUMER STAPLES – 1.9%
FOOD PRODUCTS - 1.2%
Flowers Foods	335,782	7,508,086
Fresh Del Monte Produce	179,033	4,407,792
Hershey Creamery [4]	666	1,868,130
		13,784,008
HOUSEHOLD PRODUCTS - 0.5%
Spectrum Brands Holdings	122,263	5,611,872
PERSONAL PRODUCTS - 0.2%
Nu Skin Enterprises Cl. A	67,870	2,594,670
Total (Cost $18,047,881)		21,990,550

DIVERSIFIED INVESTMENT COMPANIES – 0.1%
CLOSED-END FUNDS - 0.1%
Eagle Point Income	121,333	1,571,262
Total (Cost $2,413,313)		1,571,262

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 1.5%
Computer Modelling Group	970,000	3,393,857
Helmerich & Payne	190,511	3,716,870
†Liberty Oilfield Services Cl. A	280,738	1,538,444
Pason Systems	380,700	2,080,726
TGS-NOPEC Geophysical	530,159	7,691,128
		18,421,025
OIL, GAS & CONSUMABLE FUELS - 0.2%
HollyFrontier Corporation	75,641	2,208,717
Total (Cost $25,293,041)		20,629,742

50 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS – 41.6%
BANKS - 18.4%
Ames National	250,300	$4,940,922
Associated Banc-Corp	265,361	3,630,139
Bank of Hawaii	106,020	6,510,688
Bank of N.T. Butterfield & Son	380,312	9,275,810
Bank OZK	88,719	2,082,235
†BankUnited	359,000	7,269,750
Bar Harbor Bankshares	55,452	1,241,570
BOK Financial	262,464	14,813,468
Camden National	175,111	6,048,334
Canadian Western Bank	498,441	8,683,066
†CIT Group	318,000	6,592,140
City Holding Company	98,650	6,429,021
CNB Financial	271,327	4,864,893
Farmers & Merchants Bank of Long Beach [4]	397	2,353,019
Financial Institutions	167,653	3,120,022
First Citizens BancShares Cl. A	47,001	19,036,345
†First Hawaiian	616,700	10,631,908
First National Bank Alaska [4]	23,922	4,497,336
First of Long Island (The)	56,485	922,965
†Home BancShares	1,209,014	18,594,635
†Independent Bank Group	383,200	15,527,264
National Bankshares	133,982	3,831,885
Northrim BanCorp	122,880	3,089,203
†OceanFirst Financial	492,000	8,673,960
Peapack-Gladstone Financial	377,260	7,066,080
Popular	161,514	6,003,475
†Prosperity Bancshares	55,200	3,277,776
†Signature Bank	142,200	15,204,024
†United Bankshares	100,000	2,766,000
Unity Bancorp	218,173	3,119,874
†Valley National Bancorp	1,184,339	9,261,531
		219,359,338
CAPITAL MARKETS - 10.7%
AllianceBernstein Holding L.P.	371,187	10,111,134
Ares Management Cl. A	484,041	19,216,428
Artisan Partners Asset Management Cl. A	313,800	10,198,500
Ashmore Group	1,545,796	7,978,784
Associated Capital Group Cl. A	129,062	4,735,285
Cohen & Steers	109,026	7,419,219
Federated Hermes Cl. B	152,258	3,608,515
†Fiera Capital Cl. A	262,000	1,833,383
Houlihan Lokey Cl. A	135,769	7,554,187
Lazard Cl. A	280,251	8,023,586
Moelis & Company Cl. A	322,544	10,050,471
Sprott	415,896	14,946,645
TMX Group	151,373	14,966,704
Virtu Financial Cl. A	268,875	6,345,450
		126,988,291
DIVERSIFIED FINANCIAL SERVICES - 1.0%
†Compass Diversified Holdings	670,581	11,560,816
INSURANCE - 9.3%
AMERISAFE	56,000	3,424,960
Assured Guaranty	343,310	8,380,197
Axis Capital Holdings	280,900	11,393,304
E-L Financial	29,727	14,502,204
Erie Indemnity Cl. A	49,927	9,580,991
First American Financial	106,758	5,126,519
†Hanover Insurance Group	59,913	6,070,984
James River Group Holdings	456,081	20,523,645
ProAssurance Corporation	978,848	14,163,931
Reinsurance Group of America	58,285	4,571,876
RenaissanceRe Holdings	78,700	13,460,061
		111,198,672
THRIFTS & MORTGAGE FINANCE - 2.2%
Genworth MI Canada	375,950	9,196,597
Southern Missouri Bancorp	136,381	3,314,058
Timberland Bancorp	148,829	2,710,176
TrustCo Bank Corp. NY	910,510	5,763,528
WSFS Financial	175,050	5,023,935
		26,008,294
Total (Cost $433,444,384)		495,115,411

HEALTH CARE – 1.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Hill-Rom Holdings	90,528	9,938,164
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Patterson Companies	394,884	8,687,448
Total (Cost $8,908,233)		18,625,612

INDUSTRIALS – 20.4%
AEROSPACE & DEFENSE - 0.3%
Magellan Aerospace	644,121	3,425,570
BUILDING PRODUCTS - 1.3%
†Fortune Brands Home & Security	131,500	8,406,795
UFP Industries	135,600	6,713,556
		15,120,351
COMMERCIAL SERVICES & SUPPLIES - 4.2%
ABM Industries	330,578	11,999,982
Deluxe Corporation	350,491	8,250,558
Ennis	26,278	476,683
Healthcare Services Group	242,200	5,924,212
Herman Miller	92,146	2,175,567
Kimball International Cl. B	772,839	8,934,019
McGrath RentCorp	218,505	11,801,455
		49,562,476
CONSTRUCTION & ENGINEERING - 1.2%
Arcosa	156,792	6,616,622
Argan	172,454	8,170,871
		14,787,493
ELECTRICAL EQUIPMENT - 1.5%
Hubbell Incorporated	124,699	15,632,266
Preformed Line Products	33,370	1,668,834
		17,301,100
INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	339,720	7,307,377
MACHINERY - 6.1%
Gorman-Rupp Company (The)	285,118	8,861,467
Lincoln Electric Holdings	123,105	10,370,365
Lindsay Corporation	110,331	10,173,622
Miller Industries	274,418	8,169,424
Mueller Industries	250,381	6,655,127
Tennant Company	170,063	11,055,796
Timken Company (The)	160,900	7,319,341
Trinity Industries	470,377	10,014,326
		72,619,468
MARINE - 1.0%
Clarkson [1]	426,371	11,889,195

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES - 1.1%
ManpowerGroup	140,298	$9,645,488
Resources Connection	306,988	3,674,646
		13,320,134
ROAD & RAIL - 0.6%
Werner Enterprises	173,596	7,556,634
TRADING COMPANIES & DISTRIBUTORS - 2.5%
MSC Industrial Direct Cl. A	122,400	8,911,944
Systemax	172,950	3,552,393
Watsco	100,000	17,770,000
		30,234,337
Total (Cost $153,016,724)		243,124,135

INFORMATION TECHNOLOGY – 6.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.9%
Avnet	396,000	11,042,460
Methode Electronics	393,526	12,301,623
National Instruments	207,379	8,027,641
PC Connection	160,704	7,450,237
Vishay Intertechnology	479,138	7,316,437
		46,138,398
IT SERVICES - 1.5%
†EVERTEC	121,100	3,402,910
†Hackett Group (The)	163,700	2,216,498
KBR	568,316	12,815,526
		18,434,934
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Kulicke & Soffa Industries	323,358	6,735,547
MKS Instruments	61,490	6,963,128
		13,698,675
Total (Cost $57,289,776)		78,272,007

MATERIALS – 9.7%
CHEMICALS - 3.8%
Albemarle Corporation	107,195	8,276,526
Chase Corporation	90,597	9,286,192
FutureFuel Corporation	110,466	1,320,069
Minerals Technologies	256,270	12,026,751
Quaker Chemical	74,012	13,740,328
		44,649,866
CONTAINERS & PACKAGING - 2.7%
AptarGroup	68,943	7,720,237
†Graphic Packaging Holding Company	166,400	2,327,936
Packaging Corporation of America	50,000	4,990,000
†Silgan Holdings	67,000	2,170,130
Sonoco Products	276,601	14,463,466
		31,671,769
METALS & MINING - 3.1%
Carpenter Technology	106,301	2,580,988
Ferroglobe (Warranty Insurance Trust) [1,3]	569,803	0
Franco-Nevada	17,835	2,490,480
Gold Fields ADR	1,219,523	11,463,516
Haynes International	222,084	5,187,882
Royal Gold	28,833	3,584,519
Worthington Industries	322,124	12,015,225
		37,322,610
PAPER & FOREST PRODUCTS - 0.1%
Domtar Corporation	65,691	1,386,737
Total (Cost $71,530,641)		115,030,982

REAL ESTATE – 1.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Lexington Realty Trust	279,902	2,952,966
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
Kennedy-Wilson Holdings	779,088	11,857,720
†RMR Group (The) Cl. A	275,500	8,118,985
		19,976,705
Total (Cost $25,976,708)		22,929,671

UTILITIES – 3.0%
ELECTRIC UTILITIES - 0.6%
ALLETE	123,805	6,760,991
WATER UTILITIES - 2.4%
Essential Utilities	263,603	11,134,591
SJW Group	209,394	13,005,461
York Water	101,867	4,885,541
		29,025,593
Total (Cost $12,611,042)		35,786,584

TOTAL COMMON STOCKS
(Cost $886,107,450)		1,148,632,638

PREFERRED STOCK - 0.1%
Chicken Soup For The Soul Entertainment
9.75% Ser. A	78,724	1,794,120
(Cost $1,981,326)		1,794,120

	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS– 0.1%
Meritor 6.25%
due 2/15/24	$811,839	817,928
Unit Corporation 6.625%
due 5/15/21	4,269,155	564,510
TOTAL CORPORATE BONDS
(Cost $4,879,850)		1,382,438

REPURCHASE AGREEMENT– 3.7%
Fixed Income Clearing Corporation, 0.00% dated 6/30/20, due 7/1/20, maturity value $44,100,000 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 11/30/24, valued at $44,982,048)
(Cost $44,100,000)		44,100,000

TOTAL INVESTMENTS – 100.5%
(Cost $937,068,626)		1,195,909,196

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(6,307,883)

NET ASSETS – 100.0%		$1,189,601,313

52 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2020 (unaudited)

ADR - American Depository Receipt

†	New additions in 2020.

[1]	Non-income producing.

[2]	All or a portion of these securities were on loan at June 30, 2020.

[3]	Securities for which market quotations are not readily available represent 0.2%, 0.0% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

[5]	At June 30, 2020, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2020, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 53

Statements of Assets and Liabilities

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$71,141,245	$29,799,128	$793,510,607	$272,209,552
Repurchase agreements (at cost and value)	989,000	546,000	59,246,000	6,529,000
Cash and foreign currency[2]	–	5,959	112,518	15,341
Receivable for investments sold	31,495	–	–	1,071,343
Receivable for capital shares sold	5,832	1,382	2,031,224	7,888
Receivable for dividends	75,501	68,795	1,392,699	56,678
Receivable for securities lending income	–	–	–	2,114
Prepaid expenses and other assets	2,554	898	13,683	8,345
Total Assets	72,245,627	30,422,162	856,306,731	279,900,261
LIABILITIES:
Payable for collateral on loaned securities	–	–	–	1,382,135
Payable to custodian for cash overdrawn	1,514	–	–	–
Payable for investments purchased	–	–	1,611,953	543,103
Payable for capital shares redeemed	43,363	40,933	809,582	201,775
Payable for investment advisory fees	51,625	24,863	647,190	225,000
Payable for trustees' fees	3,487	1,195	19,744	10,296
Accrued expenses	82,466	45,474	253,618	184,593
Total Liabilities	182,455	112,465	3,342,087	2,546,902
Net Assets	$72,063,172	$30,309,697	$852,964,644	$277,353,359
ANALYSIS OF NET ASSETS: Paid-in capital	$43,061,387	$22,198,570	$833,625,689	$223,895,451
Total distributable earnings (loss)	29,001,785	8,111,127	19,338,955	53,457,908
Net Assets	$72,063,172	$30,309,697	$852,964,644	$277,353,359
Investment Class	$52,622,620		$379,074,985	$134,762,353
Service Class	17,792,456	$24,054,025	63,429,797	131,052,364
Consultant Class	1,017,147		8,299,491	11,538,642
Institutional Class	630,949	6,255,672	402,160,371
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	10,123,013		26,821,653	13,830,054
Service Class	3,303,849	2,608,830	3,757,254	13,746,110
Consultant Class	165,469		459,320	1,559,170
Institutional Class	123,432	524,200	28,437,230
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[3]	$5.20		$14.13	$9.74
Service Class[3]	5.39	$9.22	16.88	9.53
Consultant Class[4]	6.15		18.07	7.40
Institutional Class[5]	5.11	11.93	14.14
Investments at identified cost	$42,407,689	$21,983,851	$718,108,557	$234,678,153
Market value of loaned securities[6]	–	–	–	10,154,800

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Royce Global Financial Services Fund includes $582 in cash and $5,377 (cost $5,345) in foreign currency and Royce International Premier Fund includes $226 in cash and $112,292 (cost $112,720) in foreign currency.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

54 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

 June 30, 2020 (unaudited)

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
ASSETS: Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$724,529,510	$1,553,335,605	$1,467,842,919	$104,767,173
Repurchase agreements (at cost and value)	35,661,000	18,811,000	37,961,000	2,368,000
Cash and foreign currency	178	17,640	460	10,335
Receivable for investments sold	2,327,964	1,631,169	964,395	1,055,338
Receivable for capital shares sold	581,309	211,262	604,557	158,254
Receivable for dividends	137,458	743,146	1,587,421	66,117
Receivable for securities lending income	130,650	16,927	–	68
Prepaid expenses and other assets	21,763	3,310,243	42,965	4,301
Total Assets	763,389,832	1,578,076,992	1,509,003,717	108,429,586
LIABILITIES:
Payable for collateral on loaned securities	19,991,302	14,623,754	–	579,431
Payable for investments purchased	3,792,006	1,064,753	249,505	234,111
Payable for capital shares redeemed	2,677,311	945,916	1,686,334	255,047
Payable for investment advisory fees	597,852	975,720	1,249,782	88,770
Payable for trustees' fees	29,335	60,605	57,781	5,737
Accrued expenses	489,697	965,193	909,118	134,510
Total Liabilities	27,577,503	18,635,941	4,152,520	1,297,606
Net Assets	$735,812,329	$1,559,441,051	$1,504,851,197	$107,131,980
ANALYSIS OF NET ASSETS: Paid-in capital	$774,677,421	$1,070,888,666	$908,376,386	$118,136,616
Total distributable earnings (loss)	(38,865,092)	488,552,385	596,474,811	(11,004,636)
Net Assets	$735,812,329	$1,559,441,051	$1,504,851,197	$107,131,980
Investment Class	$468,093,019	$1,109,983,328	$1,240,345,784	$32,127,592
Service Class	35,096,074	114,586,452	25,798,399	65,346,073
Consultant Class	6,922,024	205,066,322	13,583,619	3,979,174
Institutional Class	199,687,751	123,206,256	216,832,608
R Class	26,013,461	6,598,693	8,290,787	5,679,141
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	45,609,091	136,049,335	111,010,247	4,661,144
Service Class	3,692,037	14,079,517	2,375,267	9,520,323
Consultant Class	842,288	31,922,420	1,560,775	659,721
Institutional Class	19,024,795	15,046,130	19,107,885
R Class	2,854,342	867,725	808,866	864,117
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[2]	$10.26	$8.16	$11.17	$6.89
Service Class[2]	9.51	8.14	10.86	6.86
Consultant Class[3]	8.22	6.42	8.70	6.03
Institutional Class[4]	10.50	8.19	11.35
R Class[4]	9.11	7.60	10.25	6.57
Investments at identified cost	$732,123,136	$1,075,612,588	$968,647,076	$98,877,117
Market value of loaned securities[5]	52,910,224	29,650,445	–	782,318

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

3 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

4 Offering and redemption price per share.

5 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 55

Statements of Assets and Liabilities	June 30, 2020 (unaudited)

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
ASSETS: Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$236,636,602	$619,140,019	$1,151,809,196
Affiliated Companies	–	62,921,946	–
Repurchase agreements (at cost and value)	10,697,000	133,238,000	44,100,000
Cash and foreign currency	75	1,107	42,601
Receivable for investments sold	3,985,110	–	511,681
Receivable for capital shares sold	15,958	868,642	3,615,413
Receivable for dividends and interest	10,080	366,151	1,626,224
Receivable for securities lending income	27,078	–	63
Prepaid expenses and other assets	6,431	28,252	36,617
Total Assets	251,378,334	816,564,117	1,201,741,795
LIABILITIES:
Payable for collateral on loaned securities	13,921,904	–	–
Payable for investments purchased	1,927,691	95,049	7,689,623
Payable for capital shares redeemed	477,907	873,192	2,525,493
Payable for investment advisory fees	190,924	668,712	987,720
Payable for trustees' fees	8,623	36,672	48,951
Accrued expenses	207,355	602,472	888,695
Total Liabilities	16,734,404	2,276,097	12,140,482
Net Assets	$234,643,930	$814,288,020	$1,189,601,313
ANALYSIS OF NET ASSETS: Paid-in capital	$162,581,887	$672,092,951	$767,805,572
Total distributable earnings (loss)	72,062,043	142,195,069	421,795,741
Net Assets	$234,643,930	$814,288,020	$1,189,601,313
Investment Class	$85,451,791	$612,442,369	$819,247,101
Service Class	137,235,684	38,292,528	57,202,237
Consultant Class	5,877,863	19,141,194	109,239,988
Institutional Class	6,078,592	144,411,929	176,588,885
R Class			27,323,102
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	10,185,038	38,692,451	91,453,261
Service Class	16,827,844	2,423,903	6,192,140
Consultant Class	849,500	1,332,142	11,757,942
Institutional Class	713,852	9,201,977	20,016,639
R Class			2,928,141
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[2]	$8.39	$15.83	$8.96
Service Class[2]	8.16	15.80	9.24
Consultant Class[3]	6.92	14.37	9.29
Institutional Class[4]	8.52	15.69	8.82
R Class[4]			9.33
Investments at identified cost	$187,166,804	$632,963,398	$892,968,626
Market value of loaned securities[5]	33,275,184	–	–

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

3 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

4 Offering and redemption price per share.

5 Market value of loaned securities backed by non-cash collateral is as of prior business day.

56 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2020 (unaudited)

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME: INCOME:
Dividends	$1,044,325	$430,742	$7,228,284	$1,188,662
Foreign withholding tax	(54,662)	(26,601)	(744,019)	(24,316)
Interest	1,649	326	27,875	8,213
Securities lending	–	–	–	28,205
Total income	991,312	404,467	6,512,140	1,200,764
EXPENSES:
Investment advisory fees	348,190	151,260	3,872,571	1,370,342
Distribution fees	31,041	30,459	121,432	222,876
Shareholder servicing	74,784	25,304	307,013	212,345
Administrative and office facilities	34,219	18,115	169,780	88,112
Registration	28,701	16,331	41,009	24,204
Custody	18,196	15,335	130,531	18,439
Audit	16,050	15,003	20,769	19,732
Shareholder reports	12,697	4,598	101,821	54,211
Trustees' fees	6,239	2,189	45,982	19,735
Legal	2,798	982	17,088	8,850
Other expenses	6,042	2,214	21,777	11,149
Total expenses	578,957	281,790	4,849,773	2,049,995
Compensating balance credits	(1,026)	(398)	(12,195)	(5,711)
Fees waived by investment adviser and distributor	–	(3,655)	(253,225)	–
Expenses reimbursed by investment adviser	(100,387)	(52,360)	(157,417)	(111,121)
Net expenses	477,544	225,377	4,426,936	1,933,163
Net investment income (loss)	513,768	179,090	2,085,204	(732,399)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: NET REALIZED GAIN (LOSS):
Investments	(2,199,831)	(21,089)	2,758,031	10,092,700
Foreign currency transactions	(36,537)	(7,912)	171,806	(10,540)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(15,020,386)	(3,005,190)	(65,307,916)	(49,552,696)
Other assets and liabilities denominated in foreign currency	86	322	35,330	3,570
Net realized and unrealized gain (loss) on investments and foreign currency	(17,256,668)	(3,033,869)	(62,342,749)	(39,466,966)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(16,742,900)	$(2,854,779)	$(60,257,545)	$(40,199,365)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 57

Statements of Operations

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
INVESTMENT INCOME: INCOME:
Dividends	$2,811,632	$12,845,196	$15,294,667	$1,473,875
Foreign withholding tax	–	(621,006)	(1,010,240)	(56,883)
Interest	19,086	448,593	48,894	4,695
Securities lending	757,697	145,437	11,137	996
Total income	3,588,415	12,818,220	14,344,458	1,422,683
EXPENSES:
Investment advisory fees	3,628,974	6,036,094	7,575,887	609,891
Distribution fees	141,391	1,216,128	125,600	132,979
Shareholder servicing	368,736	674,881	671,514	116,765
Administrative and office facilities	221,876	453,969	431,919	49,627
Registration	36,149	38,257	37,723	24,588
Custody	57,593	80,506	78,003	13,413
Audit	21,639	27,479	20,725	14,949
Shareholder reports	71,978	173,093	185,315	26,786
Trustees' fees	53,568	114,489	108,168	9,895
Legal	24,029	78,678	47,373	4,582
Other expenses	36,290	68,494	67,110	7,904
Total expenses	4,662,223	8,962,068	9,349,337	1,011,379
Compensating balance credits	(6,016)	(24,880)	(11,891)	(1,533)
Fees waived by distributor	–	(64,026)	–	–
Expenses reimbursed by investment adviser	(77,470)	–	(16,869)	(101,480)
Net expenses	4,578,737	8,873,162	9,320,577	908,366
Net investment income (loss)	(990,322)	3,945,058	5,023,881	514,317
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(21,115,449)	(70,940,742)	58,932,249	(19,417,458)
Foreign currency transactions	–	(104,035)	(238,569)	(10,363)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	(141,830,809)	(205,131,218)	(296,130,034)	(28,610,069)
Other assets and liabilities denominated in foreign currency	–	1,889	64,390	2
Net realized and unrealized gain (loss) on investments and foreign currency	(162,946,258)	(276,174,106)	(237,371,964)	(48,037,888)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(163,936,580)	$(272,229,048)	$(232,348,083)	$(47,523,571)

58 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Six Months Ended June 30, 2020 (unaudited)

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
INVESTMENT INCOME: INCOME:
Dividends
Non-Affiliated Companies	$298,614	$6,636,555	$19,754,197
Affiliated Companies	–	3,939,650	–
Foreign withholding tax	–	–	(642,707)
Interest	4,256	67,638	71,126
Securities lending	108,450	–	267
Total income	411,320	10,643,843	19,182,883
EXPENSES:
Investment advisory fees	1,119,664	4,290,502	6,117,210
Distribution fees	192,613	150,518	737,006
Shareholder servicing	157,189	431,779	608,273
Administrative and office facilities	71,478	273,578	362,093
Registration	29,043	32,960	37,763
Custody	13,704	41,779	66,631
Audit	16,372	20,662	23,069
Shareholder reports	34,108	109,019	152,015
Trustees' fees	15,668	65,471	89,063
Legal	6,789	29,965	40,036
Other expenses	11,185	43,628	62,708
Total expenses	1,667,813	5,489,861	8,295,867
Compensating balance credits	(3,060)	(10,021)	(8,847)
Expenses reimbursed by investment adviser	(84,405)	(87,179)	(32,310)
Net expenses	1,580,348	5,392,661	8,254,710
Net investment income (loss)	(1,169,028)	5,251,182	10,928,173
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	20,909,871	59,141,130	141,060,380
Investments in Affiliated Companies	–	21,976,801	–
Foreign currency transactions	(5,871)	–	(10,633)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(17,374,208)	(139,161,200)	(408,589,702)
Investments in Affiliated Companies	–	(50,767,368)	–
Other assets and liabilities denominated in foreign currency	–	–	4,174
Net realized and unrealized gain (loss) on investments and foreign currency	3,529,792	(108,810,637)	(267,535,781)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,360,764	$(103,559,455)	$(256,607,608)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund

	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
INVESTMENT OPERATIONS:
Net investment income (loss)	$513,768	$1,440,582	$179,090	$345,084	$2,085,204	$3,847,785
Net realized gain (loss) on investments and foreign currency	(2,236,368)	13,569,493	(29,001)	999,600	2,929,837	312,405
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(15,020,300)	15,522,268	(3,004,868)	7,080,133	(65,272,586)	161,767,592
Net increase (decrease) in net assets from investment operations	(16,742,900)	30,532,343	(2,854,779)	8,424,817	(60,257,545)	165,927,782
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(440,894)	(11,256,453)			–	(1,519,599)
Service Class	(104,398)	(3,520,064)	–	(725,690)	–	(136,306)
Consultant Class	(827)	(211,294)			–	–
Institutional Class	(5,142)	(135,321)	–	(144,374)	–	(2,094,953)
Total distributions	(551,261)	(15,123,132)	–	(870,064)	–	(3,750,858)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(10,921,458)	(22,891,835)			43,780,219	(27,120,594)
Service Class	(3,346,516)	(6,605,916)	(3,763,066)	(8,137,121)	(2,282,160)	19,225,102
Consultant Class	(346,050)	99,037			(702,379)	(1,266,625)
Institutional Class	(61,952)	(2,500,925)	(12,598)	(1,542,523)	63,672,088	293,459,479
Shareholder redemption fees
Investment Class	402	1,850			12,937	8,159
Service Class	–	152	16	1,009	4,468	617
Net increase (decrease) in net assets from capital share transactions	(14,675,574)	(31,897,637)	(3,775,648)	(9,678,635)	104,485,173	284,306,138
Net Increase (Decrease) In Net Assets	(31,969,735)	(16,488,426)	(6,630,427)	(2,123,882)	44,227,628	446,483,062
NET ASSETS:
Beginning of period	104,032,907	120,521,333	36,940,124	39,064,006	808,737,016	362,253,954
End of period	$72,063,172	$104,032,907	$30,309,697	$36,940,124	$852,964,644	$808,737,016

60 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund

	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
INVESTMENT OPERATIONS:
Net investment income (loss)	$(732,399)	$(960,477)	$(990,322)	$(4,817,101)	$3,945,058	$4,049,696
Net realized gain (loss) on investments and foreign currency	10,082,160	16,396,186	(21,115,449)	1,127,436	(71,044,777)	130,352,100
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(49,549,126)	30,251,809	(141,830,809)	232,030,066	(205,129,329)	283,908,906
Net increase (decrease) in net assets from investment operations	(40,199,365)	45,687,518	(163,936,580)	228,340,401	(272,229,048)	418,310,702
DISTRIBUTIONS:
Total distributable earnings
Investment Class	–	(4,262,534)	–	(9,526,035)	–	(53,721,411)
Service Class	–	(4,422,915)	–	(733,734)	–	(5,169,309)
Consultant Class	–	(383,826)	–	(136,771)	–	(9,327,862)
Institutional Class			–	(3,585,669)	–	(4,072,855)
R Class			–	(483,977)	–	(314,939)
Total distributions	–	(9,069,275)	–	(14,466,186)	–	(72,606,376)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(5,089,263)	(30,491,304)	(32,588,697)	(104,388,520)	(121,519,808)	(121,858,940)
Service Class	(13,739,817)	(15,609,902)	(3,644,845)	(14,001,010)	(8,476,571)	(20,865,625)
Consultant Class	(890,114)	(4,905,556)	(58,489)	(3,323,961)	(19,751,446)	(44,014,764)
Institutional Class			10,172,601	(51,379,957)	33,171,226	4,153,231
R Class			227,292	(1,709,300)	(1,088,214)	(3,040,572)
Value of shares issued in connection with fund mergers		209,887,857		17,332,098		210,165,813
Shareholder redemption fees
Investment Class	64	12	3,404	4,899	5,138	2,134
Service Class	2	–	94	553	4	5
Net increase (decrease) in net assets from capital share transactions	(19,719,128)	158,881,107	(25,888,640)	(157,465,198)	(117,659,671)	24,541,282
Net Increase (Decrease) In Net Assets	(59,918,493)	195,499,350	(189,825,220)	56,409,017	(389,888,719)	370,245,608
NET ASSETS:
Beginning of period	337,271,852	141,772,502	925,637,549	869,228,532	1,949,329,770	1,579,084,162
End of period	$277,353,359	$337,271,852	$735,812,329	$925,637,549	$1,559,441,051	$1,949,329,770

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 61

Statements of Changes in Net Assets

	Royce Premier Fund		Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund

	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,023,881	$5,452,740	$514,317	$1,144,474	$(1,169,028)	$(2,366,065)
Net realized gain (loss) on investments and foreign currency	58,693,680	277,034,817	(19,427,821)	2,866,985	20,904,000	7,149,630
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(296,065,644)	251,378,198	(28,610,067)	26,275,487	(17,374,208)	53,476,679
Net increase (decrease) in net assets from investment operations	(232,348,083)	533,865,755	(47,523,571)	30,286,946	2,360,764	58,260,244
DISTRIBUTIONS:
Total distributable earnings
Investment Class	–	(270,134,126)	–	(1,802,865)	–	(3,105,680)
Service Class	–	(5,059,792)	–	(3,228,412)	–	(5,286,102)
Consultant Class	–	(3,012,350)	–	(192,647)	–	(215,621)
Institutional Class	–	(41,871,825)			–	(269,713)
R Class	–	(1,855,165)	–	(220,872)
Total distributions	–	(321,933,258)	–	(5,444,796)	–	(8,877,116)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(65,647,659)	(70,768,449)	(6,489,426)	(10,616,728)	(7,459,948)	(12,626,574)
Service Class	29,380	(18,247,575)	(8,588,185)	(24,440,364)	(18,099,172)	(31,562,938)
Consultant Class	(1,591,630)	(6,917,899)	(1,253,143)	(3,382,618)	(459,595)	(1,180,143)
Institutional Class	(2,811,271)	22,849,733			(1,923,729)	(551,637)
R Class	(1,174,460)	45,596	(281,834)	(1,317,046)
Shareholder redemption fees
Investment Class	1,131	15,132	–	1	–	495
Service Class	83	67	77	29	159	96
Net increase (decrease) in net assets from capital share transactions	(71,194,426)	(73,023,395)	(16,612,511)	(39,756,726)	(27,942,285)	(45,920,701)
Net Increase (Decrease) In Net Assets	(303,542,509)	138,909,102	(64,136,082)	(14,914,576)	(25,581,521)	3,462,427
NET ASSETS:
Beginning of period	1,808,393,706	1,669,484,604	171,268,062	186,182,638	260,225,451	256,763,024
End of period	$1,504,851,197	$1,808,393,706	$107,131,980	$171,268,062	$234,643,930	$260,225,451

62 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Special Equity Fund		Royce Total Return Fund

	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,251,182	$11,546,470	$10,928,173	$20,423,300
Net realized gain (loss) on investments and foreign currency	81,117,931	108,663,278	141,049,747	114,925,703
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(189,928,568)	16,963,326	(408,585,528)	196,976,208
Net increase (decrease) in net assets from investment operations	(103,559,455)	137,173,074	(256,607,608)	332,325,211
DISTRIBUTIONS:
Total distributable earnings
Investment Class	–	(88,177,876)	(7,357,162)	(93,615,989)
Service Class	–	(6,161,502)	(445,309)	(6,498,298)
Consultant Class	–	(2,409,822)	(123,274)	(11,752,705)
Institutional Class	–	(20,029,031)	(1,665,604)	(21,255,144)
R Class			(120,327)	(2,882,429)
Total distributions	–	(116,778,231)	(9,711,676)	(136,004,565)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(128,664,247)	(107,269,970)	(25,920,447)	(141,611,166)
Service Class	(17,731,953)	(3,843,977)	(6,100,600)	(17,455,317)
Consultant Class	(3,056,658)	(6,019,051)	(14,380,592)	(31,214,004)
Institutional Class	(24,367,621)	(15,974,413)	(17,320,210)	(12,344,314)
R Class			(2,607,638)	(14,978,169)
Shareholder redemption fees
Investment Class	4,913	4,063	493	279
Service Class	401	920	1	10
Net increase (decrease) in net assets from capital share transactions	(173,815,165)	(133,102,428)	(66,328,993)	(217,602,681)
Net Increase (Decrease) In Net Assets	(277,374,620)	(112,707,585)	(332,648,277)	(21,282,035)
NET ASSETS:
Beginning of period	1,091,662,640	1,204,370,225	1,522,249,590	1,543,531,625
End of period	$814,288,020	$1,091,662,640	$1,189,601,313	$1,522,249,590

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2020†	$6.21	$0.04	$(1.01)	$(0.97)	$(0.04)	$–	$(0.04)	$5.20	(15.64)%[1]	$52,623	1.28%[2]	1.27%[2]	1.09%[2]	1.33%[2]	3%
2019	5.56	0.09	1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
2018	7.56	0.10	(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16
2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21
2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14
Royce Dividend Value Fund–Service Class
2020†	$6.42	$0.03	$(1.03)	$(1.00)	$(0.03)	$–	$(0.03)	$5.39	(15.59)%[1]	$17,792	1.62%[2]	1.61%[2]	1.34%[2]	1.08%[2]	3%
2019	5.73	0.08	1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
2018	7.76	0.07	(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16
2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21
2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14
Royce Dividend Value Fund–Consultant Class
2020†	$7.33	$0.01	$(1.18)	$(1.17)	$(0.01)	$–	$(0.01)	$6.15	(16.03)%[1]	$1,017	3.55%[2]	3.54%[2]	2.09%[2]	0.36%[2]	3%
2019	6.53	0.03	1.85	1.88	(0.01)	(1.07)	(1.08)	7.33	29.03	1,621	3.30	3.29	2.09	0.40	8
2018	8.87	0.02	(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13
2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16
2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21
2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14
Royce Dividend Value Fund–Institutional Class
2020†	$6.10	$0.03	$(0.98)	$(0.95)	$(0.04)	$–	$(0.04)	$5.11	(15.60)%[1]	$631	3.80%[2]	3.79%[2]	1.09%[2]	1.30%[2]	3%
2019	5.48	0.15	1.48	1.63	(0.11)	(0.90)	(1.01)	6.10	30.08	883	1.98	1.98	0.97	1.62	8
2018	7.46	0.09	(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13
2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16
2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	7.09	16.70	823	3.30	3.30	0.93	1.81	21
2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14
Royce Global Financial Services Fund–Service Class
2020†	$9.91	$0.05	$(0.74)	$(0.69)	$–	$–	$–	$9.22	(6.96)%[1]	$24,054	1.91%[2]	1.90%[2]	1.49%[2]	1.18%[2]	0%
2019	8.18	0.10	1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
2018	10.57	0.07	(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19
2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37
2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

64 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Royce Global Financial Services Fund –Institutional Class [a]
2020†	$12.83	$0.07	$(0.97)	$(0.90)	$–	$–	$–	$11.93	(7.01)%[1]	$6,256	1.69%[2]	1.69%[2]	1.49%[2]	1.22%[2]		0%
2019	10.55	0.14	2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04		5
2018	13.58	0.15	(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06		8
2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	13.58	23.01	8,608	1.44	1.44	1.04	1.29		19
2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82	[2]	37
Royce International Premier Fund–Investment Class
2020†	$15.25	$0.04	$(1.16)	$(1.12)	$–	$–	$–	$14.13	(7.34)%[1]	$379,075	1.24%[2]	1.24%[2]	1.17%[2]	0.52%[2]		13%
2019	11.39	0.11	3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74		40
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00		65
2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	13.07	40.08	103,032	1.37	1.37	1.19	0.32		41
2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96		67
2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	9.82	16.42	3,623	2.80	2.80	1.38	1.72		67
Royce International Premier Fund–Service Class
2020†	$18.24	$0.02	$(1.38)	$(1.36)	$–	$–	$–	$16.88	(7.46)%[1]	$63,430	1.55%[2]	1.55%[2]	1.44%[2]	0.21%[2]		13%
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63		40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71		65
2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	15.60	39.81	48,642	1.65	1.65	1.44	0.28		41
2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66		67
2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	11.64	16.22	9,015	2.65	2.65	1.60	1.10		67
Royce International Premier Fund–Consultant Class [b]
2020†	$19.60	$(0.05)	$(1.48)	$(1.53)	$–	$–	$–	$18.07	(7.81)%[1]	$8,299	2.41%[2]	2.41%[2]	2.19%[2]	(0.54	)%2	13%
2019	14.71	(0.03)	4.92	4.89	–	–	–	19.60	33.24	9,894	2.41	2.41	2.18	(0.17)		40
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)		65
2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)		41
2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04	)2	67
Royce International Premier Fund–Institutional Class [c]
2020†	$15.25	$0.04	$(1.15)	$(1.11)	$–	$–	$–	$14.14	(7.28)%[1]	$402,160	1.19%[2]	1.18%[2]	1.04%[2]	0.64%[2]		13%
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57		40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84	[2]	65
Royce Micro-Cap Fund–Investment Class
2020†	$11.02	$(0.02)	$(1.26)	$(1.28)	$–	$–	$–	$9.74	(11.62)%[1]	$134,762	1.32%[2]	1.32%[2]	1.24%[2]	(0.36	)%2	17%
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)		21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)		24
2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)		26
2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	11.92	19.74	192,731	1.48	1.48	1.48	0.03		38
2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15		41

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Service Class
2020†	$10.79	$(0.03)	$(1.23)	$(1.26)	$–	$–	$–	$9.53	(11.68)%[1]	$131,052	1.58%[2]	1.58%[2]	1.49%[2]	(0.61)%[2]	17%
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26
2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38
2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41
Royce Micro-Cap Fund–Consultant Class
2020†	$8.42	$(0.06)	$(0.96)	$(1.02)	$–	$–	$–	$7.40	(12.11)%[1]	$11,539	2.44%[2]	2.43%[2]	2.43%[2]	(1.56)%[2]	17%
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26
2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38
2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41
Royce Opportunity Fund–Investment Class
2020†	$12.52	$(0.01)	$(2.25)	$(2.26)	$–	$–	$–	$10.26	(18.05)%[1]	$468,093	1.27%[2]	1.26%[2]	1.24%[2]	(0.25)%[2]	25%
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43
2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26
2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27
Royce Opportunity Fund–Service Class
2020†	$11.61	$(0.02)	$(2.08)	$(2.10)	$–	$–	$–	$9.51	(18.09)%[1]	$35,096	1.62%[2]	1.61%[2]	1.49%[2]	(0.50)%[2]	25%
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43
2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26
2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27
Royce Opportunity Fund–Consultant Class
2020†	$10.09	$(0.06)	$(1.81)	$(1.87)	$–	$–	$–	$8.22	(18.53)%[1]	$6,922	2.52%[2]	2.52%[2]	2.52%[2]	(1.54)%[2]	25%
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43
2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26
2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

66 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Opportunity Fund–Institutional Class
2020†	$12.80	$(0.01)	$(2.29)	$(2.30)	$–	$–	$–	$10.50	(17.97)%[1]	$199,688	1.14%[2]	1.14%[2]	1.14%[2]	(0.14)%[2]	25%
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43
2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26
2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27
Royce Opportunity Fund–R Class
2020†	$11.16	$(0.04)	$(2.01)	$(2.05)	$–	$–	$–	$9.11	(18.37)%[1]	$26,013	1.92%[2]	1.92%[2]	1.92%[2]	(0.93)%[2]	25%
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43
2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26
2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27
Royce Pennsylvania Mutual Fund–Investment Class
2020†	$9.44	$0.03	$(1.31)	$(1.28)	$–	$–	$–	$8.16	(13.56)%[1]	$1,109,983	0.97%[2]	0.97%[2]	0.97%[2]	0.65%[2]	14%
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27
2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18
2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21
Royce Pennsylvania Mutual Fund–Service Class
2020†	$9.42	$0.02	$(1.30)	$(1.28)	$–	$–	$–	$8.14	(13.59)%[1]	$114,586	1.29%[2]	1.29%[2]	1.18%[2]	0.44%[2]	14%
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27
2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18
2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21
Royce Pennsylvania Mutual Fund–Consultant Class
2020†	$7.47	$(0.01)	$(1.04)	$(1.05)	$–	$–	$–	$6.42	(14.06)%[1]	$205,066	1.99%[2]	1.98%[2]	1.98%[2]	(0.37)%[2]	14%
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27
2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18
2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Pennsylvania Mutual Fund–Institutional Class
2020†	$9.47	$0.03	$(1.31)	$(1.28)	$–	$–	$–	$8.19	(13.52)%[1]	$123,206	0.90%[2]	0.90%[2]	0.90%[2]	0.73%[2]	14%
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27
2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18
2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21
Royce Pennsylvania Mutual Fund–R Class
2020†	$8.84	$(0.01)	$(1.23)	$(1.24)	$–	$–	$–	$7.60	(14.03)%[1]	$6,599	1.88%[2]	1.88%[2]	1.88%[2]	(0.26)%[2]	14%
2019	7.30	(0.03)	1.89	1.86	–	(0.32)	(0.32)	8.84	25.48	8,853	1.75	1.74	1.74	(0.41)	30
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35
2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27
2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18
2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21
Royce Premier Fund–Investment Class
2020†	$12.88	$0.04	$(1.75)	$(1.71)	$–	$–	$–	$11.17	(13.28)%[1]	$1,240,346	1.22%[2]	1.22%[2]	1.22%[2]	0.68%[2]	16%
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8
2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15
2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13
Royce Premier Fund–Service Class
2020†	$12.54	$0.02	$(1.70)	$(1.68)	$–	$–	$–	$10.86	(13.40)%[1]	$25,798	1.62%[2]	1.62%[2]	1.49%[2]	0.40%[2]	16%
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8
2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15
2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13
Royce Premier Fund–Consultant Class
2020†	$10.09	$(0.02)	$(1.37)	$(1.39)	$–	$–	$–	$8.70	(13.78)%[1]	$13,584	2.35%[2]	2.34%[2]	2.34%[2]	(0.44)%[2]	16%
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8
2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15
2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

68 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Institutional Class
2020†	$13.08	$0.04	$(1.77)	$(1.73)	$–	$–	$–	$11.35	(13.23)%[1]	$216,833	1.16%[2]	1.16%[2]	1.16%[2]	0.71%[2]	16%
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8
2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15
2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13
Royce Premier Fund–R Class
2020†	$11.86	$(0.00)	$(1.61)	$(1.61)	$–	$–	$–	$10.25	(13.58)%[1]	$8,291	1.97%[2]	1.97%[2]	1.97%[2]	(0.08)%[2]	16%
2019	10.73	(0.05)	3.57	3.52	–	(2.39)	(2.39)	11.86	33.17	10,949	1.90	1.90	1.90	(0.43)	19
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8
2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15
2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13
Royce Small-Cap Value Fund–Investment Class
2020†	$9.57	$0.04	$(2.72)	$(2.68)	$–	$–	$–	$6.89	(28.00)%[1]	$32,128	1.41%[2]	1.41%[2]	1.24%[2]	1.09%[2]	34%
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61
2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56
2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60
Royce Small-Cap Value Fund–Service Class
2020†	$9.54	$0.03	$(2.71)	$(2.68)	$–	$–	$–	$6.86	(28.09)%[1]	$65,346	1.67%[2]	1.67%[2]	1.49%[2]	0.84%[2]	34%
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61
2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56
2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60
Royce Small-Cap Value Fund–Consultant Class
2020†	$8.44	$(0.01)	$(2.40)	$(2.41)	$–	$–	$–	$6.03	(28.55)%[1]	$3,979	2.69%[2]	2.69%[2]	2.69%[2]	(0.35)%[2]	34%
2019	7.40	(0.04)	1.30	1.26	–	(0.22)	(0.22)	8.44	17.03	7,486	2.44	2.44	2.44	(0.50)	64
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61
2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56
2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 69

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Value Fund–R Class
2020†	$9.16	$0.01	$(2.60)	$(2.59)	$–	$–	$–	$6.57	(28.28)%[1]	$5,679	2.14%[2]	2.14%[2]	1.99%[2]	0.32%[2]	34%
2019	8.00	0.01	1.40	1.41	(0.01)	(0.24)	(0.25)	9.16	17.68	8,083	1.98	1.98	1.97	0.11	64
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61
2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56
2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60
Royce Smaller-Companies Growth Fund–Investment Class
2020†	$8.21	$(0.03)	$0.21	$0.18	$–	$–	$–	$8.39	2.19%[1]	$85,452	1.28%[2]	1.28%[2]	1.24%[2]	(0.87)%[2]	31%
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61
2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64
2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59
2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45
Royce Smaller-Companies Growth Fund–Service Class
2020†	$7.99	$(0.04)	$0.21	$0.17	$–	$–	$–	$8.16	2.13%[1]	$137,236	1.57%[2]	1.57%[2]	1.49%[2]	(1.12)%[2]	31%
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64
2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59
2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45
Royce Smaller-Companies Growth Fund–Consultant Class
2020†	$6.81	$(0.06)	$0.17	$0.11	$–	$–	$–	$6.92	1.62%[1]	$5,878	2.59%[2]	2.58%[2]	2.24%[2]	(1.87)%[2]	31%
2019	5.74	(0.11)	1.42	1.31	–	(0.24)	(0.24)	6.81	22.85	6,298	2.52	2.51	2.11	(1.71)	53
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64
2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59
2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45
Royce Smaller-Companies Growth Fund–Institutional Class
2020†	$8.33	$(0.03)	$0.22	$0.19	$–	$–	$–	$8.52	2.28%[1]	$6,079	1.42%[2]	1.42%[2]	1.22%[2]	(0.86)%[2]	31%
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61
2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64
2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59
2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

70 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Special Equity Fund–Investment Class
2020†	$17.59	$0.10	$(1.86)	$(1.76)	$–	$–	$–	$15.83	(10.01)%[1]	$612,442	1.25%[2]	1.25%[2]	1.24%[2]	1.23%[2]	21%
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15
2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29
2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15
Royce Special Equity Fund–Service Class
2020†	$17.56	$0.07	$(1.83)	$(1.76)	$–	$–	$–	$15.80	(10.02)%[1]	$38,293	1.64%[2]	1.64%[2]	1.39%[2]	0.96%[2]	21%
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21
2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15
2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29
2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15
Royce Special Equity Fund–Consultant Class
2020†	$16.05	$0.01	$(1.69)	$(1.68)	$–	$–	$–	$14.37	(10.47)%[1]	$19,141	2.33%[2]	2.32%[2]	2.32%[2]	0.17%[2]	21%
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15
2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29
2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15
Royce Special Equity Fund–Institutional Class
2020†	$17.43	$0.11	$(1.85)	$(1.74)	$–	$–	$–	$15.69	(9.98)%[1]	$144,412	1.16%[2]	1.16%[2]	1.16%[2]	1.40%[2]	21%
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15
2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29
2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15
Royce Total Return Fund–Investment Class
2020†	$10.93	$0.09	$(1.98)	$(1.89)	$(0.08)	$–	$(0.08)	$8.96	(17.33)%[1]	$819,247	1.24%[2]	1.24%[2]	1.24%[2]	1.90%[2]	33%
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12
2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16
2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2020 Semiannual Report to Shareholders | 71

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Total Return Fund–Service Class
2020†	$11.27	$0.08	$(2.04)	$(1.96)	$(0.07)	$–	$(0.07)	$9.24	(17.42)%[1]	$57,202	1.58%[2]	1.58%[2]	1.49%[2]	1.64%[2]	33%
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12
2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16
2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11
Royce Total Return Fund–Consultant Class
2020†	$11.31	$0.04	$(2.05)	$(2.01)	$(0.01)	$–	$(0.01)	$9.29	(17.78)%[1]	$109,240	2.23%[2]	2.23%[2]	2.23%[2]	0.90%[2]	33%
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12
2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16
2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11
Royce Total Return Fund–Institutional Class
2020†	$10.77	$0.09	$(1.95)	$(1.86)	$(0.09)	$–	$(0.09)	$8.82	(17.35)%[1]	$176,589	1.14%[2]	1.14%[2]	1.14%[2]	1.99%[2]	33%
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12
2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16
2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11
Royce Total Return Fund–R Class
2020†	$11.38	$0.06	$(2.07)	$(2.01)	$(0.04)	$–	$(0.04)	$9.33	(17.68)%[1]	$27,323	1.91%[2]	1.91%[2]	1.91%[2]	1.23%[2]	33%
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12
2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16
2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

†	Six months ended June 30, 2020 (unaudited).

[1]	Not annualized

[2]	Annualized

[a]	The Class commenced operations on January 5, 2016.

[b]	The Class commenced operations on February 26, 2016.

[c]	The Class commenced operations on May 2, 2018.

72 | The Royce Funds 2020 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”). At June 30, 2020, officers, employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Global Financial Services Fund 13%

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Royce Funds 2020 Semiannual Report to Shareholders | 73

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2020. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$ 56,420,185	$ 14,721,060	$ –	$ 71,141,245
Repurchase Agreement	–	989,000	–	989,000
Royce Global Financial Services Fund
Common Stocks	23,792,968	6,006,160	–	29,799,128
Repurchase Agreement	–	546,000	–	546,000
Royce International Premier Fund
Common Stocks	45,901,004	733,248,259	–	779,149,263
Preferred Stocks	–	14,361,344	–	14,361,344
Repurchase Agreement	–	59,246,000	–	59,246,000
Royce Micro-Cap Fund
Common Stocks	260,144,274	9,993,143	690,000	270,827,417
Repurchase Agreement	–	6,529,000	–	6,529,000
Money Market Fund/Collateral Received for Securities Loaned	1,382,135	–	–	1,382,135
Royce Opportunity Fund
Common Stocks	703,612,322	925,886	–	704,538,208
Repurchase Agreement	–	35,661,000	–	35,661,000
Money Market Fund/Collateral Received for Securities Loaned	19,991,302	–	–	19,991,302
Royce Pennsylvania Mutual Fund
Common Stocks	1,516,082,558	22,629,293	0	1,538,711,851
Repurchase Agreement	–	18,811,000	–	18,811,000
Money Market Fund/Collateral Received for Securities Loaned	14,623,754	–	–	14,623,754
Royce Premier Fund
Common Stocks	1,392,448,940	75,393,979	–	1,467,842,919
Repurchase Agreement	–	37,961,000	–	37,961,000
Royce Small-Cap Value Fund
Common Stocks	104,187,742	–	–	104,187,742
Repurchase Agreement	–	2,368,000	–	2,368,000
Money Market Fund/Collateral Received for Securities Loaned	579,431	–	–	579,431
Royce Smaller-Companies Growth Fund
Common Stocks	212,197,000	10,517,698	–	222,714,698
Repurchase Agreement	–	10,697,000	–	10,697,000
Money Market Fund/Collateral Received for Securities Loaned	13,921,904	–	–	13,921,904
Royce Special Equity Fund
Common Stocks	624,662,965	57,399,000	–	682,061,965
Repurchase Agreement	–	133,238,000	–	133,238,000
Royce Total Return Fund
Common Stocks	1,108,759,350	39,873,288	0	1,148,632,638
Preferred Stocks	1,794,120	–	–	1,794,120
Corporate Bonds	–	1,382,438	–	1,382,438
Repurchase Agreement	–	44,100,000	–	44,100,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/19	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/20
Royce Micro-Cap Fund
Common Stocks	$ 828,000	$ –	$ –	$ –	$ (138,000)	$ 690,000
Royce Pennsylvania Mutual Fund
Common Stocks	0	–	–	–	–	0
Royce Total Return Fund
Common Stocks	0	–	–	–	–	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

74 | The Royce Funds 2020 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 6/30/20	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Royce Micro-Cap Fund
Common Stocks	$690,000	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at June 30, 2020 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The Royce Funds 2020 Semiannual Report to Shareholders | 75

Notes to Financial Statements (unaudited) (continued)

SECURITIES LENDING (continued):

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at June 30, 2020:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 1,382,135	$ (1,423,199)	$ (41,064)
Royce Opportunity Fund	19,991,302	(19,661,337)	329,965
Royce Pennsylvania Mutual Fund	14,623,754	(13,749,314)	874,440
Royce Small-Cap Value Fund	579,431	(583,022)	(3,591)
Royce Smaller-Companies Growth Fund	13,921,904	(13,593,674)	328,230
[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at June 30, 2020:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 8,910,605	$ (8,731,601)	$ 179,004
Royce Opportunity Fund	34,088,746	(33,248,887)	839,859
Royce Pennsylvania Mutual Fund	16,253,809	(15,901,131)	352,678
Royce Small-Cap Value Fund	204,255	(199,296)	4,959
Royce Smaller-Companies Growth Fund	20,752,359	(19,681,510)	1,070,849

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

76 | The Royce Funds 2020 Semiannual Report to Shareholders

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 9, 2020. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate, plus 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2020.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
Royce Dividend Value Fund
Investment Class	$5,495,352	$14,951,419	$382,907	$9,876,525	$(16,799,717)	$(47,719,779)	$(10,921,458)	$(22,891,835)
Service Class	282,004	1,022,313	89,558	3,110,695	(3,718,078)	(10,738,924)	(3,346,516)	(6,605,916)
Consultant Class	11,980	60,887	736	200,251	(358,766)	(162,101)	(346,050)	99,037
Institutional Class	167,926	110,655	5,057	134,514	(234,935)	(2,746,094)	(61,952)	(2,500,925)
Royce Global Financial Services Fund
Service Class	639,021	3,520,923	–	664,311	(4,402,087)	(12,322,355)	(3,763,066)	(8,137,121)
Institutional Class	–	–	–	144,374	(12,598)	(1,686,897)	(12,598)	(1,542,523)
Royce International Premier Fund
Investment Class	129,370,626	218,606,733	–	1,179,927	(85,590,407)	(246,907,254)	43,780,219	(27,120,594)
Service Class	19,700,243	34,586,615	–	111,744	(21,982,403)	(15,473,257)	(2,282,160)	19,225,102
Consultant Class	374,016	1,130,565	–	–	(1,076,395)	(2,397,190)	(702,379)	(1,266,625)
Institutional Class	97,834,955	305,727,657	–	1,133,061	(34,162,867)	(13,401,239)	63,672,088	293,459,479
Royce Micro-Cap Fund
Investment Class	5,557,385	6,921,267	–	3,856,739	(10,646,648)	(41,269,310)	(5,089,263)	(30,491,304)
Service Class	1,778,858	3,725,977	–	4,187,631	(15,518,675)	(23,523,510)	(13,739,817)	(15,609,902)
Consultant Class	80,084	68,408	–	356,880	(970,198)	(5,330,844)	(890,114)	(4,905,556)
Royce Opportunity Fund
Investment Class	48,065,913	63,473,524	–	8,305,468	(80,654,610)	(176,167,512)	(32,588,697)	(104,388,520)
Service Class	6,553,932	9,904,077	–	662,956	(10,198,777)	(24,568,043)	(3,644,845)	(14,001,010)
Consultant Class	1,114,540	565,245	–	121,025	(1,173,029)	(4,010,231)	(58,489)	(3,323,961)
Institutional Class	56,290,290	39,658,834	–	2,972,533	(46,117,689)	(94,011,324)	10,172,601	(51,379,957)
R Class	3,365,135	2,947,587	–	483,977	(3,137,843)	(5,140,864)	227,292	(1,709,300)
Royce Pennsylvania Mutual Fund
Investment Class	40,894,102	65,649,301	–	48,352,103	(162,413,910)	(235,860,344)	(121,519,808)	(121,858,940)
Service Class	3,759,196	4,005,041	–	4,949,810	(12,235,767)	(29,820,476)	(8,476,571)	(20,865,625)
Consultant Class	2,643,164	5,577,749	–	8,757,411	(22,394,610)	(58,349,924)	(19,751,446)	(44,014,764)
Institutional Class	50,240,704	31,436,891	–	4,025,072	(17,069,478)	(31,308,732)	33,171,226	4,153,231
R Class	518,134	1,063,963	–	314,800	(1,606,348)	(4,419,335)	(1,088,214)	(3,040,572)
Royce Premier Fund
Investment Class	120,774,779	144,090,535	–	225,067,779	(186,422,438)	(439,926,763)	(65,647,659)	(70,768,449)
Service Class	5,036,182	8,630,787	–	4,715,600	(5,006,802)	(31,593,962)	29,380	(18,247,575)
Consultant Class	380,951	832,801	–	2,925,141	(1,972,581)	(10,675,841)	(1,591,630)	(6,917,899)
Institutional Class	45,752,196	105,506,582	–	41,651,701	(48,563,467)	(124,308,550)	(2,811,271)	22,849,733
R Class	297,720	495,012	–	1,855,165	(1,472,180)	(2,304,581)	(1,174,460)	45,596
Royce Small-Cap Value Fund
Investment Class	2,285,358	4,471,832	–	1,639,034	(8,774,784)	(16,727,594)	(6,489,426)	(10,616,728)
Service Class	1,554,369	2,929,944	–	2,948,814	(10,142,554)	(30,319,122)	(8,588,185)	(24,440,364)
Consultant Class	163,362	148,760	–	184,165	(1,416,505)	(3,715,543)	(1,253,143)	(3,382,618)
R Class	758,477	931,036	–	220,872	(1,040,311)	(2,468,954)	(281,834)	(1,317,046)

The Royce Funds 2020 Semiannual Report to Shareholders | 77

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
Royce Smaller-Companies Growth Fund
Investment Class	$2,361,821	$6,186,917	$–	$2,606,452	$(9,821,769)	$(21,419,943)	$(7,459,948)	$(12,626,574)
Service Class	1,581,320	4,934,901	–	5,048,550	(19,680,492)	(41,546,389)	(18,099,172)	(31,562,938)
Consultant Class	22,837	25,144	–	208,839	(482,432)	(1,414,126)	(459,595)	(1,180,143)
Institutional Class	456,626	477,056	–	241,367	(2,380,355)	(1,270,060)	(1,923,729)	(551,637)
Royce Special Equity Fund
Investment Class	82,990,405	131,799,238	–	75,485,588	(211,654,652)	(314,554,796)	(128,664,247)	(107,269,970)
Service Class	11,939,702	13,920,271	–	5,811,061	(29,671,655)	(23,575,309)	(17,731,953)	(3,843,977)
Consultant Class	246,754	713,644	–	2,162,200	(3,303,412)	(8,894,895)	(3,056,658)	(6,019,051)
Institutional Class	128,249,635	85,607,154	–	17,428,965	(152,617,256)	(119,010,532)	(24,367,621)	(15,974,413)
Royce Total Return Fund
Investment Class	109,617,374	116,694,245	6,152,402	78,223,473	(141,690,223)	(336,528,884)	(25,920,447)	(141,611,166)
Service Class	6,095,274	11,398,903	408,765	5,938,201	(12,604,639)	(34,792,421)	(6,100,600)	(17,455,317)
Consultant Class	1,818,128	3,348,914	108,098	10,654,155	(16,306,818)	(45,217,073)	(14,380,592)	(31,214,004)
Institutional Class	21,255,234	101,415,320	1,580,126	20,099,865	(40,155,570)	(133,859,499)	(17,320,210)	(12,344,314)
R Class	2,476,496	5,018,902	120,327	2,882,429	(5,204,461)	(22,879,500)	(2,607,638)	(14,978,169)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
Royce Dividend Value Fund
Investment Class	1,190,410	2,364,642	73,493	1,614,615	(3,430,756)	(7,517,404)	(2,166,853)	(3,538,147)
Service Class	49,927	151,423	16,435	488,966	(693,753)	(1,617,085)	(627,391)	(976,696)
Consultant Class	1,626	8,708	115	27,613	(57,482)	(21,585)	(55,741)	14,736
Institutional Class	32,120	17,296	954	22,238	(54,431)	(444,665)	(21,357)	(405,131)
Royce Global Financial Services Fund
Service Class	81,728	385,405	–	68,840	(519,748)	(1,331,073)	(438,020)	(876,828)
Institutional Class	–	–	–	11,559	(963)	(145,047)	(963)	(133,488)
Royce International Premier Fund
Investment Class	9,847,334	16,346,057	–	79,349	(6,672,350)	(17,814,511)	3,174,984	(1,389,105)
Service Class	1,202,938	2,205,839	–	6,285	(1,357,139)	(968,096)	(154,201)	1,244,028
Consultant Class	20,651	66,520	–	–	(66,229)	(142,639)	(45,578)	(76,119)
Institutional Class	7,100,953	22,112,617	–	76,198	(2,719,534)	(972,608)	4,381,419	21,216,207
Royce Micro-Cap Fund
Investment Class[1]	633,158	5,534,664	–	359,770	(1,153,395)	(4,056,845)	(520,237)	1,837,589
Service Class[1]	197,160	16,336,340	–	399,583	(1,735,095)	(2,331,513)	(1,537,935)	14,404,410
Consultant Class	11,094	8,631	–	43,522	(139,350)	(671,085)	(128,256)	(618,932)
Royce Opportunity Fund
Investment Class[2]	5,251,118	7,115,781	–	671,420	(8,297,507)	(15,254,758)	(3,046,389)	(7,467,557)
Service Class	789,377	933,331	–	57,799	(1,060,971)	(2,315,305)	(271,594)	(1,324,175)
Consultant Class	138,023	59,509	–	12,127	(149,883)	(432,321)	(11,860)	(360,685)
Institutional Class	5,721,845	3,422,144	–	234,983	(4,697,101)	(8,081,501)	1,024,744	(4,424,374)
R Class	386,399	290,546	–	43,878	(330,749)	(495,232)	55,650	(160,808)
Royce Pennsylvania Mutual Fund
Investment Class[3]	5,257,060	17,135,747	–	5,187,994	(20,591,478)	(26,216,826)	(15,334,418)	(3,893,085)
Service Class[3]	477,415	13,777,776	–	531,666	(1,557,278)	(3,294,387)	(1,079,863)	11,015,055
Consultant Class[3]	419,837	1,758,010	–	1,186,641	(3,570,671)	(8,156,766)	(3,150,834)	(5,212,115)
Institutional Class	5,999,491	3,448,798	–	430,489	(2,204,601)	(3,415,712)	3,794,890	463,575
R Class	72,475	129,815	–	36,060	(206,560)	(536,743)	(134,085)	(370,868)
Royce Premier Fund
Investment Class	11,453,557	10,661,184	–	17,749,825	(17,326,929)	(31,948,702)	(5,873,372)	(3,537,693)
Service Class	476,163	643,620	–	382,139	(469,002)	(2,349,430)	7,161	(1,323,671)
Consultant Class	42,728	81,778	–	294,280	(224,530)	(963,591)	(181,802)	(587,533)
Institutional Class	4,417,976	7,151,202	–	3,236,340	(3,990,513)	(8,470,440)	427,463	1,917,102
R Class	32,789	38,838	–	158,833	(146,789)	(180,025)	(114,000)	17,646

78 | The Royce Funds 2020 Semiannual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 6/30/20 (unaudited)	Year Ended 12/31/19
Royce Small-Cap Value Fund
Investment Class	352,291	491,082	–	172,712	(1,253,482)	(1,856,300)	(901,191)	(1,192,506)
Service Class	234,550	316,985	–	311,714	(1,451,633)	(3,327,197)	(1,217,083)	(2,698,498)
Consultant Class	26,403	18,053	–	21,977	(253,777)	(455,254)	(227,374)	(415,224)
R Class	125,402	107,199	–	24,298	(143,740)	(280,913)	(18,338)	(149,416)
Royce Smaller-Companies Growth Fund
Investment Class	317,791	795,238	–	324,589	(1,294,975)	(2,675,412)	(977,184)	(1,555,585)
Service Class	214,925	631,242	–	646,422	(2,685,024)	(5,305,904)	(2,470,099)	(4,028,240)
Consultant Class	4,118	3,867	–	31,357	(79,863)	(212,170)	(75,745)	(176,946)
Institutional Class	55,806	58,868	–	29,615	(304,433)	(156,168)	(248,627)	(67,685)
Royce Special Equity Fund
Investment Class	5,499,997	7,136,926	–	4,308,538	(13,381,582)	(17,035,695)	(7,881,585)	(5,590,231)
Service Class	795,084	759,604	–	332,061	(1,791,496)	(1,272,328)	(996,412)	(180,663)
Consultant Class	17,756	42,622	–	135,137	(230,347)	(534,211)	(212,591)	(356,452)
Institutional Class	8,434,630	4,577,817	–	1,003,395	(10,005,747)	(6,517,702)	(1,571,117)	(936,490)
Royce Total Return Fund
Investment Class	12,977,594	10,644,890	663,379	7,198,720	(16,042,812)	(30,673,054)	(2,401,839)	(12,829,444)
Service Class	686,152	1,033,705	43,015	530,268	(1,383,123)	(3,078,129)	(653,956)	(1,514,156)
Consultant Class	210,814	297,041	11,079	945,606	(1,742,166)	(3,993,278)	(1,520,273)	(2,750,631)
Institutional Class	2,445,576	9,223,771	170,711	1,874,917	(4,188,354)	(12,289,410)	(1,572,067)	(1,190,722)
R Class	284,530	447,819	12,278	254,355	(563,578)	(1,996,603)	(266,770)	(1,294,429)

[1]	Includes shares issued in connection with the merger of Royce Low-Priced Stock Fund (4,874,935 for Investment Class and 15,964,843 for Service Class) for the year ended 12/31/19.

[2]	Includes shares issued in connection with the merger of Royce Micro-Cap Opportunity Fund (1,587,186 for Investment Class) for the year ended 12/31/19.

[3]	Includes shares issued in connection with the mergers of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund (9,793,096 for Investment Class, 13,319,368 for Service Class and 969,311 for Consultant Class) for the year ended 12/31/19.

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2021, and is shown below to the extent that it impacted net expenses for the six months ended June 30, 2020. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[3]					SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class[3]	Service Class[3]	Consultant Class[3]	Institutional Class[3]	R Class[3]	Net advisory fees	Advisory fees waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$348,190	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.49%	N/A	151,260	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	3,619,346	253,225
Royce Micro-Cap Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1,370,342	–
Royce Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	3,628,974	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	6,036,094	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	7,575,887	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	609,891	–
Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	1.24%[4]	N/A	1,119,664	–
Royce Special Equity Fund	1.00%	1.24%	1.39%	N/A	N/A5	N/A	4,290,502	–
Royce Total Return Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	6,117,210	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[4]	Royce Smaller-Companies Growth Fund’s committed net annual operating expense ratio cap was increased from 1.21% to 1.24% for Institutional Class, effective May 1, 2020.

[5]	Royce Special Equity Fund’s committed net annual operating expense ratio cap is 1.15% for Institutional Class, effective July 1, 2020.

The Royce Funds 2020 Semiannual Report to Shareholders | 79

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$24,637	$–
Royce Dividend Value Fund – Consultant Class	1.00%	6,404	–
Royce Global Financial Services Fund – Service Class	0.25%	26,804	3,655
Royce International Premier Fund – Service Class	0.25%	78,889	–
Royce International Premier Fund – Consultant Class	1.00%	42,543	–
Royce Micro-Cap Fund – Service Class	0.25%	165,439	–
Royce Micro-Cap Fund – Consultant Class	1.00%	57,437	–
Royce Opportunity Fund – Service Class	0.25%	44,278	–
Royce Opportunity Fund – Consultant Class	1.00%	33,618	–
Royce Opportunity Fund – R Class	0.50%	63,495	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	81,489	64,026
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	1,053,802	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	16,811	–
Royce Premier Fund – Service Class	0.25%	31,904	–
Royce Premier Fund – Consultant Class	1.00%	71,900	–
Royce Premier Fund – R Class	0.50%	21,796	–
Royce Small-Cap Value Fund – Service Class	0.25%	92,115	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	25,745	–
Royce Small-Cap Value Fund – R Class	0.50%	15,119	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	164,910	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	27,703	–
Royce Special Equity Fund – Service Class	0.25%	49,626	–
Royce Special Equity Fund – Consultant Class	1.00%	100,892	–
Royce Total Return Fund – Service Class	0.25%	75,176	–
Royce Total Return Fund – Consultant Class	1.00%	589,507	–
Royce Total Return Fund – R Class	0.50%	72,323	–

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2020, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]
Royce Dividend Value Fund	$2,195,897	$14,280,185
Royce Global Financial Services Fund	94,738	3,493,817
Royce International Premier Fund	205,720,295	97,091,191
Royce Micro-Cap Fund	44,344,831	46,899,925
Royce Opportunity Fund	178,260,831	200,518,943
Royce Pennsylvania Mutual Fund	224,601,836	281,519,821
Royce Premier Fund	239,602,944	279,830,446
Royce Small-Cap Value Fund	40,582,285	46,103,725
Royce Smaller-Companies Growth Fund	67,490,301	99,560,293
Royce Special Equity Fund	152,276,745	233,209,420
Royce Total Return Fund	398,871,886	454,236,631

[1]	Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the six months ended June 30, 2020, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Global Financial Services Fund	$–	$255,632	$(32,902)
Royce International Premier Fund	1,898,723	–	–
Royce Micro-Cap Fund	–	764,745	142,955
Royce Pennsylvania Mutual Fund	3,090,137	5,069,028	(3,210,143)
Royce Premier Fund	806,786	9,109,578	(17,017,355)
Royce Special Equity Fund	3,092,132	1,352,565	807,881
Royce Total Return Fund	4,082,260	5,577,200	3,637,727

80 | The Royce Funds 2020 Semiannual Report to Shareholders

Redemptions-In-Kind:

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the six months ended June 30, 2020, the following fund had redemptions-in-kind:

	PROCEEDS	REALIZED GAIN
Royce Special Equity Fund	$ 81,271,431	$ 25,102,408

Class Specific Expenses:

    Class specific expenses were as follows for the six months ended June 30, 2020:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$47,528	$8,938	$10,181	$(547)	$66,100	$55,250
Royce Dividend Value Fund – Service Class	24,637	20,373	3,377	7,346	(440)	55,293	27,087
Royce Dividend Value Fund – Consultant Class	6,404	3,595	320	5,653	(28)	15,944	9,311
Royce Dividend Value Fund – Institutional Class	–	3,288	62	5,521	(11)	8,860	8,739
	31,041	74,784	12,697	28,701	(1,026)		100,387
Royce Global Financial Services Fund – Service Class	26,804	22,048	4,588	9,932	(384)	62,988	46,565
Royce Global Financial Services Fund – Institutional Class	–	3,256	10	6,399	(5)	9,660	5,795
	26,804	25,304	4,598	16,331	(389)		52,360
Royce International Premier Fund – Investment Class	–	174,158	35,958	16,097	(801)	225,412	–
Royce International Premier Fund – Service Class	78,889	48,840	5,773	8,272	(223)	141,551	14,374
Royce International Premier Fund – Consultant Class	42,543	6,527	868	5,718	(48)	55,608	6,534
Royce International Premier Fund – Institutional Class	–	77,488	59,222	10,922	(11,123)	136,509	136,509
	121,432	307,013	101,821	41,009	(12,195)		157,417
Royce Micro-Cap Fund – Investment Class	–	85,011	37,790	9,591	(5,056)	127,336	50,038
Royce Micro-Cap Fund – Service Class	165,439	117,614	14,065	8,592	(226)	305,484	61,083
Royce Micro-Cap Fund – Consultant Class	57,437	9,720	2,356	6,021	(195)	75,339	–
	222,876	212,345	54,211	24,204	(5,477)		111,121
Royce Opportunity Fund – Investment Class	–	289,553	57,962	12,006	(4,834)	354,687	55,338
Royce Opportunity Fund – Service Class	44,278	34,159	4,536	5,908	(227)	88,654	22,132
Royce Opportunity Fund – Consultant Class	33,618	7,107	1,078	5,535	(188)	47,150	–
Royce Opportunity Fund – Institutional Class	–	5,200	7,264	7,695	(167)	19,992	–
Royce Opportunity Fund – R Class	63,495	32,717	1,138	5,005	(119)	102,236	–
	141,391	368,736	71,978	36,149	(5,535)		77,470
Royce Pennsylvania Mutual Fund – Investment Class	–	491,971	113,603	13,914	(18,071)	601,417	–
Royce Pennsylvania Mutual Fund – Service Class	81,489	71,180	25,192	6,250	(2,402)	181,709	–
Royce Pennsylvania Mutual Fund – Consultant Class	1,053,802	94,999	26,059	7,724	(3,205)	1,179,379	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	4,651	7,003	6,307	(246)	17,715	–
Royce Pennsylvania Mutual Fund – R Class	16,811	12,080	1,236	4,062	(238)	33,951	–
	1,152,102	674,881	173,093	38,257	(24,162)		–

The Royce Funds 2020 Semiannual Report to Shareholders | 81

Notes to Financial Statements (unaudited) (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Premier Fund – Investment Class	$–	$619,136	$128,548	$15,646	$(10,351)	$752,979	$–
Royce Premier Fund – Service Class	31,904	23,976	4,511	6,457	(186)	66,662	16,869
Royce Premier Fund – Consultant Class	71,900	10,180	1,876	5,661	(233)	89,384	–
Royce Premier Fund – Institutional Class	–	4,646	49,879	7,716	(200)	62,041	–
Royce Premier Fund – R Class	21,796	13,576	501	2,243	(65)	38,051	–
	125,600	671,514	185,315	37,723	(11,035)		16,869
Royce Small-Cap Value Fund – Investment Class	–	31,636	6,799	7,335	(771)	44,999	30,855
Royce Small-Cap Value Fund – Service Class	92,115	67,293	18,234	8,908	(559)	185,991	66,197
Royce Small-Cap Value Fund – Consultant Class	25,745	6,770	1,107	5,792	(91)	39,323	–
Royce Small-Cap Value Fund – R Class	15,119	11,066	646	2,553	(76)	29,308	4,428
	132,979	116,765	26,786	24,588	(1,497)		101,480
Royce Smaller-Companies Growth Fund – Investment Class	–	39,627	16,539	7,654	(1,790)	62,030	14,200
Royce Smaller-Companies Growth Fund – Service Class	164,910	107,963	16,043	10,023	(686)	298,253	54,297
Royce Smaller-Companies Growth Fund – Consultant Class	27,703	6,119	1,101	5,749	(113)	40,559	9,546
Royce Smaller-Companies Growth Fund – Institutional Class	–	3,480	425	5,617	(29)	9,493	6,362
	192,613	157,189	34,108	29,043	(2,618)		84,405
Royce Special Equity Fund – Investment Class	–	371,034	70,357	12,949	(7,854)	446,486	37,163
Royce Special Equity Fund – Service Class	49,626	41,907	8,609	6,230	(353)	106,019	50,016
Royce Special Equity Fund – Consultant Class	100,892	12,896	2,912	5,758	(492)	121,966	–
Royce Special Equity Fund – Institutional Class	–	5,942	27,141	8,023	(585)	40,521	–
	150,518	431,779	109,019	32,960	(9,284)		87,179
Royce Total Return Fund – Investment Class	–	452,619	106,396	15,803	(6,800)	568,018	4,670
Royce Total Return Fund – Service Class	75,176	55,899	6,523	6,359	(286)	143,671	27,640
Royce Total Return Fund – Consultant Class	589,507	56,092	13,562	5,493	(1,044)	663,610	–
Royce Total Return Fund – Institutional Class	–	4,916	23,108	6,482	(211)	34,295	–
Royce Total Return Fund – R Class	72,323	38,747	2,426	3,626	(365)	116,757	–
	737,006	608,273	152,015	37,763	(8,706)		32,310

Tax Information:

At June 30, 2020, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation
Royce Dividend Value Fund	$43,479,723	$28,650,522	$31,269,127	$2,618,605
Royce Global Financial Services Fund	22,529,859	7,815,269	11,030,629	3,215,360
Royce International Premier Fund	777,686,421	75,070,186	122,880,480	47,810,294
Royce Micro-Cap Fund	241,362,178	37,376,374	73,940,622	36,564,248
Royce Opportunity Fund	770,742,812	(10,552,302)	121,893,095	132,445,397
Royce Pennsylvania Mutual Fund	1,096,441,082	475,705,523	559,998,067	84,292,544
Royce Premier Fund	1,007,619,169	498,184,750	570,497,884	72,313,134
Royce Small-Cap Value Fund	101,407,543	5,727,630	15,120,429	9,392,799
Royce Smaller-Companies Growth Fund	198,115,776	49,217,826	59,155,307	9,937,481
Royce Special Equity Fund	766,264,610	49,035,355	142,983,476	93,948,121
Royce Total Return Fund	938,681,956	257,227,240	329,032,762	71,805,522

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

82	| The Royce Funds 2020 Semiannual Report to Shareholders

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2020:

AFFILIATED COMPANY	SHARES 12/31/19	MARKET VALUE 12/31/19	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 6/30/20	MARKET VALUE 6/30/20
Royce Special Equity Fund
CONSUMER DISCRETIONARY – 8.4%
AUTO COMPONENTS – 4.3%
Standard Motor Products [1]	1,229,000	$ 65,407,380	$ 866,093	$ 18,475,586	$ 6,527,675	$ (18,996,562)	$ 276,250
HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [2]	374,000	5,797,000	120,122	490,253	49,962	(2,224,360)	65,450	345,728	$ 3,252,471
HOUSEHOLD DURABLES - 3.7%
Flexsteel Industries [2]	720,000	14,342,400	1,038,648	1,006,140	(387,297)	(4,830,861)	191,900	725,000	9,156,750
Hooker Furniture [2]	1,000,000	25,690,000	2,971,525	2,390,008	(398,163)	(5,013,229)	323,520	1,072,500	20,860,125
		40,032,400			(785,460)	(9,844,090)	515,420		30,016,875
		111,236,780			5,792,177	(31,065,012)	857,120		33,269,346
INDUSTRIALS - 8.5%
AEROSPACE & DEFENSE - 3.7%
National Presto Industries [1]	409,000	36,151,510	632,425	5,927,599	3,191,846	(3,557,811)	2,278,704
BUILDING PRODUCTS - 1.1%
Insteel Industries [1]	969,000	20,823,810	94,031	11,497,095	(950,980)	664,764	30,188
MACHINARY - 3.7%
Gencor Industries [2,3]	1,130,000	13,187,100	593,977	1,290,843	(72,178)	1,011,944	–	1,062,500	13,430,000
Hurco Companies [2]	623,600	23,921,296	657,597	1,978,764	982,115	(7,359,644)	152,750	580,000	16,222,600
		37,108,396			909,937	(6,347,700)	152,750		29,652,600
		94,083,716			3,150,803	(9,240,747)	2,461,642		29,652,600
INFORMATION TECHNOLOGY - 7.0%
IT SERVICES - 7.0%
Computer Services [1,4]	1,463,000	65,103,500	–	19,593,770	12,458,473	(569,203)	469,418
		65,103,500			12,458,473	(569,203)	469,418
MATERIALS – 2.2%
PAPER & FOREST PRODUCTS – 2.2%
Verso Corporation Cl. A [1]	1,722,000	31,047,660	2,448,945	6,151,043	575,348	(9,892,406)	151,470
		31,047,660			575,348	(9,892,406)	151,470
		$301,471,656			$21,976,801	$(50,767,368)	$3,939,650		$62,921,946
[1]	Not an Affiliated Company at June 30, 2020.

[2]	At June 30, 2020, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[3]	Non-income producing.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities.

Merger Information:

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. Based on the opinion of counsel delivered to Royce Opportunity Fund, the acquisition, which was approved by shareholders of Royce Micro-Cap Opportunity Fund on May 28, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Micro-Cap Opportunity Fund’s net assets of $17,332,098, including $3,256,310 of unrealized appreciation, were combined with Royce Opportunity Fund for total net assets after the acquisition of $903,239,970. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Opportunity Fund, are as follows:

Net investment income (loss): $(4,901,614)

Net realized and change in unrealized gain (loss) on investments and foreign currency: $235,031,362

Net increase (decrease) in net assets resulting from investment operations: $230,129,748

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Based on the opinions of counsel delivered to Royce Pennsylvania Mutual Fund, the acquisitions, which were approved by shareholders of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund on May 28, 2019, qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Funds or their respective shareholders. Royce Small-Cap Leaders Fund’s net assets of $44,751,244, including $9,113,761 of unrealized appreciation, and Royce Small/Mid-Cap Premier Fund’s net assets of $165,414,569, including $17,832,090 of unrealized appreciation, were combined with Royce Pennsylvania Mutual Fund for total net assets after the acquisitions of $1,907,630,569. Assuming the acquisitions had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Pennsylvania Mutual Fund, are as follows:

The Royce Funds 2020 Semiannual Report to Shareholders | 83

Notes to Financial Statements (unaudited) (continued)

Merger Information (continued):

Net investment income (loss): $4,098,369

Net realized and change in unrealized gain (loss) on investments and foreign currency: $441,964,475

Net increase (decrease) in net assets resulting from investment operations: $446,062,844

As of the close of business on the New York Stock Exchange on July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. Based on the opinion of counsel delivered to Royce Micro-Cap Fund, the acquisition, which was approved by shareholders of Royce Low-Priced Stock Fund at a special meeting that was originally opened on May 28, 2019 and adjourned to June 27, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Low-Priced Stock Fund’s net assets of $209,887,857, including $41,559,475 of unrealized appreciation, were combined with Royce Micro-Cap Fund for total net assets after the acquisition of $344,553,391. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019 for Royce Micro-Cap Fund, are as follows:

Net investment income (loss): $(1,688,214)

Net realized and change in unrealized gain (loss) on investments and foreign currency: $75,449,738

Net increase (decrease) in net assets resulting from investment operations: $73,761,524

Subsequent Events:

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. Royce was an indirect, majority-owned subsidiary of Legg Mason prior to the transaction. As a result of the transaction, Royce, the investment adviser to each Fund, became an indirect, majority-owned subsidiary of Franklin Resources. Under the Investment Company Act of 1940 (the “1940 Act”), consummation of the transaction automatically terminated the investment advisory agreement that was in place for each Fund prior to the transaction (each referred to herein as the “Prior Agreement”).

The shareholders of each of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund and Royce Special Equity Fund (each, an “Approving Fund” and collectively, the “Approving Funds”) approved a new investment advisory agreement in accordance with the requirements of the 1940 Act at a special shareholder meeting held prior to the completion of the transaction. Such new agreements went into effect with respect to the Approving Funds upon completion of the transaction. The terms and conditions of each Approving Fund’s new investment advisory agreement are substantially identical to those of its Prior Agreement. Each Approving Fund’s contractual investment advisory fee rate remains the same under its new investment advisory agreement.

The special shareholder meeting with respect to Royce International Premier Fund, Royce Micro-Cap Fund, Royce Smaller-Companies Growth Fund and Royce Total Return Fund (each, an “Adjourning Fund” and collectively, the “Adjourning Funds”) was adjourned to a date and time after the completion of the transaction in order to permit the solicitation of additional shareholder votes to obtain a quorum with respect to each Adjourning Fund. As a result, an interim investment advisory agreement between Royce and each Adjourning Fund (each, an “Interim Agreement” and collectively, the “Interim Agreements”) went into effect upon the closing of the transaction. The Interim Agreements, which were approved by the Board of Trustees of the Trust (the “Board”), allow Royce to continue providing services to the Adjourning Funds while shareholder approval of new investment advisory agreements continues to be sought.

The terms of each Interim Agreement are substantially identical to those of the corresponding Prior Agreement, except for the term and escrow provisions described below. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the transaction (the “150-day period”) or when the Adjourning Fund’s shareholders approve a new investment advisory agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Royce under an Interim Agreement will be held in an interest-bearing escrow account. If an Adjourning Fund’s shareholders approve a new investment advisory agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to Royce. If an Adjourning Fund’s shareholders do not approve a new investment advisory agreement prior to the end of the 150-day period, the Board will consider what further action to take consistent with its duties under applicable law, and Royce will be paid the lesser of its costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Royce will continue to operate as an independent investment organization with its own brand after completion of the transaction. There are no changes planned to the management of the organization or investment teams at Royce as a result of the transaction.

84	| The Royce Funds 2020 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period ended June 30, 2020. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2020, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$843.58	$5.00	$1,000.00	$1,019.44	$5.47	1.09%
Royce International Premier Fund	1,000.00	926.56	5.60	1,000.00	1,019.05	5.87	1.17%
Royce Micro-Cap Fund	1,000.00	883.85	5.81	1,000.00	1,018.70	6.22	1.24%
Royce Opportunity Fund	1,000.00	819.49	5.61	1,000.00	1,018.70	6.22	1.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	864.41	4.50	1,000.00	1,020.04	4.87	0.97%
Royce Premier Fund	1,000.00	867.24	5.66	1,000.00	1,018.80	6.12	1.22%
Royce Small-Cap Value Fund	1,000.00	719.96	5.30	1,000.00	1,018.70	6.22	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,021.92	6.23	1,000.00	1,018.70	6.22	1.24%
Royce Special Equity Fund	1,000.00	899.94	5.86	1,000.00	1,018.70	6.22	1.24%
Royce Total Return Fund	1,000.00	826.75	5.63	1,000.00	1,018.70	6.22	1.24%
Service Class
Royce Dividend Value Fund	1,000.00	844.07	6.14	1,000.00	1,018.20	6.72	1.34%
Royce Global Financial Services Fund	1,000.00	930.37	7.15	1,000.00	1,017.45	7.47	1.49%
Royce International Premier Fund	1,000.00	925.44	6.89	1,000.00	1,017.70	7.22	1.44%
Royce Micro-Cap Fund	1,000.00	883.23	6.98	1,000.00	1,017.45	7.47	1.49%
Royce Opportunity Fund	1,000.00	819.12	6.74	1,000.00	1,017.45	7.47	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	864.12	5.47	1,000.00	1,019.00	5.92	1.18%
Royce Premier Fund	1,000.00	866.03	6.91	1,000.00	1,017.45	7.47	1.49%
Royce Small-Cap Value Fund	1,000.00	719.08	6.37	1,000.00	1,017.45	7.47	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,021.28	7.49	1,000.00	1,017.45	7.47	1.49%
Royce Special Equity Fund	1,000.00	899.77	6.57	1,000.00	1,017.95	6.97	1.39%
Royce Total Return Fund	1,000.00	825.81	6.76	1,000.00	1,017.45	7.47	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	839.67	9.56	1,000.00	1,014.47	10.47	2.09%
Royce International Premier Fund	1,000.00	921.94	10.47	1,000.00	1,013.97	10.97	2.19%
Royce Micro-Cap Fund	1,000.00	878.86	11.35	1,000.00	1,012.78	12.16	2.43%
Royce Opportunity Fund	1,000.00	814.67	11.37	1,000.00	1,012.33	12.61	2.52%
Royce Pennsylvania Mutual Fund[3]	1,000.00	859.44	9.15	1,000.00	1,015.02	9.92	1.98%
Royce Premier Fund	1,000.00	862.24	10.83	1,000.00	1,013.23	11.71	2.34%
Royce Small-Cap Value Fund	1,000.00	714.45	11.47	1,000.00	1,011.49	13.45	2.69%
Royce Smaller-Companies Growth Fund	1,000.00	1,016.15	11.23	1,000.00	1,013.72	11.22	2.24%
Royce Special Equity Fund	1,000.00	895.33	10.93	1,000.00	1,013.33	11.61	2.32%
Royce Total Return Fund	1,000.00	822.24	10.10	1,000.00	1,013.77	11.17	2.23%

The Royce Funds 2020 Semiannual Report to Shareholders | 85

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Institutional Class
Royce Dividend Value Fund	$1,000.00	$844.03	$5.00	$1,000.00	$1,019.44	$5.47	1.09%
Royce Global Financial Services Fund	1,000.00	929.85	7.15	1,000.00	1,017.45	7.47	1.49%
Royce International Premier Fund	1,000.00	927.21	4.98	1,000.00	1,019.69	5.22	1.04%
Royce Opportunity Fund	1,000.00	820.31	5.16	1,000.00	1,019.19	5.72	1.14%
Royce Pennsylvania Mutual Fund	1,000.00	864.84	4.17	1,000.00	1,020.39	4.52	0.90%
Royce Premier Fund	1,000.00	867.74	5.39	1,000.00	1,019.10	5.82	1.16%
Royce Smaller-Companies Growth Fund	1,000.00	1,022.81	6.14	1,000.00	1,018.80	6.12	1.22%
Royce Special Equity Fund	1,000.00	900.17	5.48	1,000.00	1,019.10	5.82	1.16%
Royce Total Return Fund	1,000.00	826.48	5.18	1,000.00	1,019.19	5.72	1.14%
R Class
Royce Opportunity Fund	1,000.00	816.31	8.67	1,000.00	1,015.32	9.62	1.92%
Royce Pennsylvania Mutual Fund	1,000.00	859.73	8.69	1,000.00	1,015.51	9.42	1.88%
Royce Premier Fund	1,000.00	864.25	9.13	1,000.00	1,015.07	9.87	1.97%
Royce Small-Cap Value Fund	1,000.00	717.25	8.50	1,000.00	1,014.97	9.97	1.99%
Royce Total Return Fund	1,000.00	823.21	8.66	1,000.00	1,015.37	9.57	1.91%
[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

86	| The Royce Funds 2020 Semiannual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee 1,2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: Director of Oxford Square Capital Corp.

Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee 1, President

Age: 55 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 71 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Arthur S. Mehlman, Trustee

Age: 78 | Number of Funds Overseen: 36 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Trustee

Age: 74 | Number of Funds Overseen: 36 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 62 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President

Age: 52 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 58 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 54 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 53 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 60 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

[2]	Resigned effective as of the close of business on July 30, 2020.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

The Royce Funds 2020 Semiannual Report to Shareholders | 87

Board Approval of Current Investment Advisory Agreements

At meetings held on May 27-28, 2020, the Board of Trustees of The Royce Fund (the “Board”), including all of the non-interested trustees, approved the continuation of the investment advisory agreements in between Royce & Associates, LP (“Royce”) and The Royce Fund (“TRF”) relating to each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Dividend Value Fund, Royce Global Financial Services Fund, and Royce International Premier Fund (each, a “Current Agreement” and collectively, the “Current Agreements”). In reaching these decisions, the Board reviewed, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each series of TRF listed above (each, a “Fund” and collectively, the “Funds”) with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by Royce and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. Royce also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services Royce receives, payments made to affiliates of Royce, as well as payments made by Royce relating to distribution of Fund shares and other direct and indirect benefits to Royce and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from Royce. The Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by Royce’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund shareholders between Royce and each of the Funds. In considering factors relating to the approval of the continuance of the Current Agreement for each Fund, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees dealt with each Fund separately. Among other factors, the trustees considered the following:

The nature, extent and quality of services provided by Royce.

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Current Agreement for each Fund: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when Royce believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that Royce provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between TRF and Royce. The Board determined that the services to be provided to the Funds by Royce would be the same as those that it previously provided to the Funds. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board also noted Royce’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that Royce officers, employees, and their families had substantial amounts invested in various Funds. The Board concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce would continue to be suitable for each Fund.

Investment performance of the Funds and Royce.

Although the Funds currently span a wider risk spectrum than they have historically, Royce generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years.

The Board noted that domestic and international equity markets rebounded nicely in 2019 from the steep declines that took place during 2018’s fourth quarter. Although large-cap indices outperformed their smaller counterparts, the major micro-, small-, and mid-cap indices still posted impressive returns in 2019. The advance for small-cap stocks was particularly broad-based, with the large majority of issuers and sectors posting positive returns. Biotech, software, and other growth stocks were among those within the small-cap space that outperformed during the period. The Funds, in the aggregate, enjoyed solid absolute and relative performance during 2019 as well. In particular, the Board noted that: (i) 7 of the 11 Funds (63.6%) ranked within the 1st or the 2nd Sharpe Ratio quartile in their respective Morningstar categories for the 1-year period ended December 31, 2019; (ii) 6 of the 11 Funds (54.5%) ranked within the 1st or the 2nd Sharpe Ratio quartile in their respective Morningstar categories for the 3-year period ended December 31, 2019; and (iii) 7 of the 11 Funds (63.6%) had improved Sharpe Ratio percentile rankings within their respective Morningstar categories for the 5-year period ended December 31, 2019 compared to the 5-year period ended December 31, 2018, with four of those Funds achieving improvements in excess of 15 percentile points. Overall, the average 5-year Morningstar percentile rank across the 11 Funds improved by 8 percentile points on a year-over-year comparison basis. The average 5-year Morningstar percentile rank for the five largest Funds improved by 11 percentile points on a year-over-year comparison basis. These aggregate improvements are on top of percentile rank improvements that were recorded for various Funds during the 3-year period ended December 31, 2018 compared to the 3-year period ended December 31, 2017. The Board noted that the last few years have been marked by increased return dispersion, declining correlation, and a steepening yield curve. While not dispositive, the trustees noted that such improved relative risk-adjusted performance during the more historically customary market environment that has recently prevailed was also not insignificant.

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The Board further noted that the Funds also generally underperformed their peers, as evidenced by their respective Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies generally favored by the Funds. The trustees also noted, however, that the relative performance for certain Funds during the more historically customary market cycle preceding the 2008 financial crisis was quite strong.

The relative risk-adjusted performance for certain individual Funds followed the aggregate Fund trends described above to varying degrees, while others did not.

The general trend of stronger 1-year, 3-year, and 5-year relative risk-adjusted performance and weaker 10-year relative risk-adjusted performance manifested itself for Royce Pennsylvania Mutual Fund (“PMF”) and Royce Opportunity Fund (“ROF”). The Sharpe Ratio for PMF ranked within the 2nd, 1st, 1st, and 3rd quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2019, while ROF’s Sharpe Ratio ranked in the 2nd, 1st, 2nd, and 3rd quartiles in its Morningstar category during the applicable time periods.

Royce Total Return Fund (“RTR”), on the other hand, produced strong relative risk-adjusted performance during each of the relevant time periods. RTR ranked within the 2nd Sharpe Ratio quartile in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2019.

Royce Global Financial Services Fund (“RFS”) and Royce Dividend Value Fund (“RDV”) followed the aggregate Fund trends to a certain extent by producing stronger relative risk-adjusted performance during at least half of the relevant time periods ended December 31, 2019. The Sharpe Ratio for RFS ranked within the 2nd, 1st, 3rd, and 2nd quartiles in its Morningstar category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2019, while RDV’s Sharpe Ratio ranked in the 2nd, 3rd, 2nd, and 3rd quartiles in its Morningstar category during the applicable time periods.

Royce Premier Fund (“RPR”) and Royce Small-Cap Value Fund (“RVV”) differed from the aggregate Fund trend, with RPR producing stronger relative risk-adjusted performance during the 1-year period (2nd quartile) ended December 31, 2019 and weaker relative risk-adjusted performance during the 3-year (3rd quartile), 5-year (3rd quartile), and 10-year (4th quartile) periods ended December 31, 2019, and RVV producing stronger relative risk-adjusted performance during the relevant 3-year period (2nd quartile) and weaker relative risk-adjusted performance during the relevant 1-year (4th quartile), 5-year (3rd quartile), and 10-year periods (4th quartile).

Royce Special Equity Fund (“RSE”), Royce Micro-Cap Fund (“RMC”), and Royce Smaller-Companies Growth Fund (“RVP”) also differed from the above-referenced aggregate Fund trend. RSE’s Sharpe Ratio ranked within the 4th, 3rd, 3rd, and 3rd quartiles in its Morningstar category for the 1-year period, the 3-year period, the 5-year period, and the 10-year period, respectively, ended December 31, 2019, while the Sharpe Ratios of RMC and RVP ranked within the 4th quartile in their respective Morningstar categories for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2019.

Although Royce International Premier Fund (“RIP”) has been in existence for less than 10 years, it demonstrated extremely strong relative risk-adjusted performance for the 1-year, 3-year, and 5-year periods ended December 31, 2019, with its Sharpe Ratio ranking within the 1st quartile in its Morningstar category during such periods.

The Board also noted that the peer groups included in the Broadridge materials provided to them for a number of Funds may not be appropriate for performance comparisons and that Royce had augmented the data provided to the Board throughout the years by including performance information for other funds that Royce believes are more comparable to those Funds.

In addition to the risk–adjusted performance of each Fund, the Board also reviewed and considered the absolute total returns for each Fund, down market performance and, for Funds in existence for such periods, long-term performance records over periods of 10 years or longer. The Board also considered it important to look beyond the current snapshot of performance as of December 31, 2019 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2020. The Board also noted that a majority of the Funds outperformed their respective benchmarks for at least a majority of the monthly rolling average annual return periods during at least two of the 3-year, 5-year, and 10-year periods ended March 31, 2020.

The Board noted that Royce manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions as well as in more recent periods as referenced above. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that Royce continued to be an appropriate investment adviser for each Fund and concluded that the performance of each Fund supported the approval of the continuance of the Current Agreement for each Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund.

The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board noted that at times in the past Royce had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that Royce’s profits with respect to each Fund were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each Fund, other than PMF, that became effective as of July 1, 2017. The trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

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Board Approval of Current Investment Advisory Agreements (continued)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Current Agreements to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in micro-, small-, and mid-cap stocks, as provided by Broadridge. The trustees noted that, except for PMF, RDV, and RIP, the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.

The Board noted that the net expense ratio for RIP ranked within the 1st quintile among its Broadridge-assigned peers. The trustees further noted that the net expense ratios for PMF and RDV ranked within the middle quintile among their respective Broadridge-assigned peers.

Although the net expense ratios for ROF, RVP, RMC, and RFS fell within the 4th quintile among their respective Broadridge-assigned peers, the trustees noted that the net expense ratios for RVP and RMC were not significantly higher than their respective peer group medians (i.e., 7 basis points higher for RVP and 11 basis points higher for RMC). The trustees further noted that the average net expense ratio for the 249 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less) was 1.16%. Such average net expense ratio was only 6 basis points lower than that ROF and 8 basis points lower than that of RVP. With respect to RMC, the trustees noted that its contractual investment advisory fee rate had been reduced from 1.25% to 1.00% as of July 15, 2019. Had such lower contractual investment advisory fee rate been in effect for all of 2019, RMC’s net expense ratio would have been around the median for its Broadridge-assigned peer group. The trustees also noted that comparisons of RFS to its Broadridge peer group were skewed by the fact that five of the eight funds in such peer group were significantly larger than RFS. Overall, the trustees believed that the net expense ratios for these 4th quintile Funds were reasonable in light of these factors.

The Board noted that the remaining Funds (i.e., RPR, RTR, RSE, and RVV) had 5th quintile net expense ratios among their respective Broadridge-assigned peers. Although these rankings can be attributed in large part to the investment advisory fees for these Funds, such fees are also consistent with those of other Royce-advised open-end funds.

While the trustees noted that RPR’s net expense ratio of 1.19% was 13 basis points higher than the median of its Broadridge-assigned peer group, they noted that such net expense ratio was only 3 basis points higher than the average net expense ratio for the 249 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). In addition, although the 1.21% net expense ratios of RTR and RSE were higher than the median of their respective Broadridge-assigned peer groups (i.e., 17 basis points higher for RTR and 18 basis points higher for RSE), the trustees noted that that such net expense ratios were only 5 basis points higher than the average net expense ratio for the 249 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). While the trustees noted that RVV’s net expense ratio of 1.24% was 10 basis points higher than the median of its Broadridge-assigned peer group, they noted that such net expense ratio was only 8 basis points higher than the average net expense ratio for the 249 small-cap funds in the Morningstar small-cap category (oldest share class only, non-institutional, non-index, non-ETF funds with Rule 12b-1 fees of 0.25% or less). The trustees further noted that the contractual investment advisory fee rate for each of RPR, RTR, RSE, and RVV is consistent with those of other Funds that invest primarily in micro-cap and small-cap equity securities. After taking into consideration that the level of work necessary to invest in domestic and/or international micro-cap and small-cap equity securities is significantly greater than that necessary to invest in larger-cap securities, the trustees noted that the basis point differentials in investment advisory fees, which in large measure give rise to the generally higher net expense ratios for RPR, RTR, RSE, and RVV, were appropriate for those Funds.

The Board also noted that Royce manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The trustees noted that PMF had an active share of 88%, RMC had an active share of 89%, two Funds had active shares between 91% and 93%, and 7 Funds had active shares of 95% or greater for the year ended December 31, 2019.

 The Board further noted that Royce has waived, both during the year ended December 31, 2019 and during earlier periods, investment advisory fees for numerous Funds in order to maintain expense ratios at competitive levels and acknowledged Royce’s intention to continue this expense limitation practice. The Board also noted lower contractual asset breakpoints for each Fund other than PMF became effective as of July 1, 2017. The trustees also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

No single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the continuation of the Current Agreement for each Fund, concluding that a contract continuation on the existing terms for each Fund was in the best interests of the shareholders of each Fund and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

The Board also noted that it had approved a new investment advisory agreement and an interim investment advisory agreement for each Fund in connection with Franklin Resources Inc.’s pending acquisition of Legg Mason, Inc., Royce’s indirect corporate parent, at a meeting held on April 22, 2020. The Board was advised at such meeting that the completion of such transaction would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of each Current Agreement. The Board was further informed at such meeting that effectiveness of a new investment advisory agreement is subject to its approval by the shareholders of the relevant Fund in accordance with the requirements of the 1940 Act and the completion of such transaction. After weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, also determined to ratify its approval of the new investment advisory agreement and the interim investment advisory agreement for each Fund, concluding that such agreements were in the best interest of the shareholders of each Fund and that the investment advisory fee rate for each Fund was reasonable in relation to the services provided.

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Board Approval of New Investment Advisory Agreements

On February 17, 2020, Legg Mason, Inc. (“Legg Mason”), the indirect corporate parent of Royce & Associates, LP (“Royce”), entered into a definitive agreement (the “Transaction Agreement”) with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (referred to herein as “Franklin Templeton”), pursuant to which Franklin Templeton would, subject to the satisfaction of certain terms and conditions, acquire Legg Mason (referred to herein as the “Transaction”). At a meeting of the Board of Trustees of The Royce Fund (the “Board”) held on April 21, 2020 (the “April Board Meeting”), representatives of Royce, Legg Mason, and Franklin Templeton made presentations to, and responded to questions from, the Board regarding the Transaction and Franklin Templeton’s plans and intentions regarding Legg Mason’s asset management business, including the preservation and continued investment autonomy of Royce and the combination of the distribution resources of Royce, Legg Mason, and Franklin Templeton. The Board was advised that the Transaction, if completed, would constitute a “change of control” under the Investment Company Act of 1940 (the “1940 Act”) that would result in the termination of the investment advisory agreement in place between Royce and The Royce Fund (“TRF”) with respect to each series of TRF (each, a “Current Agreement” and collectively, the “Current Agreements”). At the April Board Meeting, which included meetings of the full Board and separate meetings of the non-interested trustees, the Board considered, among other things, whether it would be in the best interests of each series of TRF (each, a “Fund” and collectively, the “Funds”) and its shareholders for the Board to approve a new investment advisory agreement between Royce and TRF with respect to each Fund (each, a “New Agreement” and collectively, the “New Agreements”), and the anticipated impacts of the Transaction on each Fund and its shareholders. The Board, including a majority of the non-interested trustees, approved each New Agreement at the April Board Meeting. The Board was advised that effectiveness of a New Agreement would be subject to its approval by the shareholders of the relevant Fund in accordance with the requirements of the 1940 Act and completion of the Transaction.

To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization. Franklin Templeton and Legg Mason also provided materials and information about the Transaction. The non-interested trustees, through their independent legal counsel, also requested and received additional information from Franklin Templeton and Legg Mason in connection with the non-interested trustees’ consideration of the New Agreements. The additional information was provided in advance of the April Board Meeting. After the presentations and after reviewing the written materials provided, the non-interested trustees met in executive session with their counsel to consider the New Agreements.

The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on June 5, 2019 and at other Board meetings held thereafter.

Among other things, the trustees considered:

(i) the reputation, experience, financial strength, and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries, including Royce;

(iii) that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent, and quality of services provided to the Funds and their respective shareholders by Royce, including compliance and non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that there will not be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(v) that Franklin Templeton has informed the Board that it has no present intention to alter the currently effective fee waiver and expense reimbursement arrangements for the Funds, and, while it reserves the right to do so in the future, it would consult with the Board before making any future changes;

(vi) that Franklin Templeton does not expect to propose any changes to the investment objective or principal investment strategies of any Fund as a result of the Transaction;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment and distribution opportunities;

(viii) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower fees and expenses by spreading expenses over a larger asset base;

(ix) that each of Franklin Templeton and Legg Mason will derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual investment advisory fee rate and administrative fee arrangements will remain the same and will not increase by virtue of the New Agreements;

(xi) the terms and conditions of the New Agreements, including that each New Agreement is substantially identical to its corresponding Current Agreement except for the date of execution, effectiveness, and termination and certain non-material updating changes;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiii) that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that on June 5, 2019 the Board had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of its business judgment that Royce has the capabilities, resources, and personnel necessary to provide the services provided to each Fund, and that the investment advisory fees paid by or in respect of each Fund, taking into account any applicable voluntary fee waiver and expense reimbursement arrangements, represent reasonable compensation to Royce in light of the services provided, the costs to Royce of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board considered relevant in the exercise of its business judgment, and represented an appropriate sharing between Fund shareholders and Royce of any economies of scale in the management of each Fund at current and anticipated asset levels;

(xiv) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including the legal costs associated with the proxy solicitation, regardless of whether the Transaction is consummated; and

(xv) that under the Transaction Agreement, Franklin Templeton acknowledged that Legg Mason had entered into such Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction, no more than 25% of the trustees shall be “interested persons” (as defined in the 1940 Act) of Royce, and (b) for a period of not less than two years after the closing of the Transaction, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions, or understandings applicable thereto.

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Board Approval of New Investment Advisory Agreements (continued)

Certain of these considerations are discussed in more detail below.

In their deliberations, the trustees considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the corresponding New Agreement. The Board also took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, liquidity risk management, cybersecurity risk, allocation of brokerage commissions, “soft dollar” research services received by Royce, payments made to affiliates of Royce, as well as payments made by Royce relating to the distribution of each Fund’s shares, and other direct and indirect benefits to Royce and its affiliates from their relationship with the Funds. The trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board encompassed each of the Funds. The discussion below for each Fund covers both the investment advisory functions rendered by Royce for the Fund pursuant to the relevant New Agreement and the administrative functions rendered by Royce for the Funds pursuant to the Administration Agreement, by and between Royce and TRF. The non-interested trustees considered each New Agreement separately from all of the other New Agreements in the course of their review.

The non-interested trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the non-interested trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements. The non-interested trustees also reviewed and discussed the proposed approval of the New Agreements with their independent legal counsel in a private session at which no representatives of Royce, Legg Mason, or Franklin Templeton were present.

Nature, extent, and quality of the services under the New Agreements.

The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by Royce under the Current Agreements. The Board considered the following factors to be of fundamental importance to its consideration of the Current Agreements: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when Royce believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that Royce provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between Royce and TRF. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund.

The Board also noted Royce’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that Royce officers, employees, and their families had substantial amounts invested in various Funds.

In evaluating the nature, extent, and quality of the services to be provided to the Funds by Royce under the New Agreements, the trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Royce, and that Franklin Templeton and Legg Mason have advised the Board that, following the completion of the Transaction, there is not expected to be any diminution in the nature, extent, and quality of the services provided to the Funds and their shareholders by Royce, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel for any Fund as a result of the Transaction. The Board also considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board recognized the importance of the Funds having an investment adviser with access to significant organizational and financial resources.

The Board received and considered information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category” in connection with its consideration of each Current Agreement. The Board was provided with a description of the methodology used to determine the similarity of each Fund with the funds included in its peer group. It was noted that while the trustees found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance and attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was also noted that the Board received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark and against its peers. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Board noted the explanations from Royce concerning the Fund’s relative performance versus the peer group for the various periods. The Board also reviewed and considered the Funds’ absolute total returns, monthly rolling average returns, and down-market performance and, for Funds in existence for such periods, long-term performance records for periods exceeding 10 years.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the trustees determined that the Transaction was not expected to affect adversely the nature, extent, and quality of services provided by Royce and that the Transaction was not expected to have a material adverse effect on Royce’s ability to provide those services, and the Board concluded that, overall, the nature, extent, and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

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Board Approval of New Investment Advisory Agreements (continued)

Investment advisory fees and expense ratios.

The Board reviewed and considered each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net operating expense ratio in light of the nature, extent, and quality of the investment advisory services provided to each Fund by Royce in connection with its consideration of each Current Agreement. In addition, the Board has also received and considered information provided by Broadridge comparing each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net expense ratios with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Morningstar. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board has also noted in the past that Royce manages each Fund in an active fashion and that each Fund has historically had a high active share score. The trustees also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s investment advisory fees compared favorably to these other accounts.

In evaluating the costs of the services to be provided by Royce under the New Agreements, the trustees considered, among other things, whether investment advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the trustees determined that the Transaction would not increase the total fees payable by any Fund for investment advisory services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the investment advisory fee for each Fund was reasonable in light of the nature, extent, and quality of the services to be provided under the corresponding New Agreement.

Profitability and economies of scale.

The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund in connection with its consideration of each Current Agreement. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board noted that at times in the past Royce had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that Royce’s profits with respect to each Fund were reasonable in relation to the nature and quality of services provided.

The Board also considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale in connection with its consideration of each Current Agreement. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF’s fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each Fund, other than PMF, that became effective as of July 1, 2017. The trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

The trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect Royce’s profitability from its relationship with the Funds, nor to quantify at this time any possible future economies of scale, but the trustees noted they would continue to evaluate these matters going forward.

Other benefits to Royce.

The Board considered other benefits received by Royce as a result of its relationship with each Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory and other services to each Fund and the ongoing commitment of Royce to the Funds, the Board considered that the ancillary benefits that Royce received were reasonable. In evaluating the fall-out benefits to be received by Royce under the New Agreements, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. Based on their review of the materials provided, and their discussions with Franklin Templeton and Legg Mason, the trustees determined that those benefits could include increased ability for Franklin Templeton, Legg Mason, and Royce to distribute shares of their funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Royce name in connection with operating and marketing of its funds. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion.

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the trustees, including the non-interested trustees, unanimously concluded that each New Agreement, including the fees payable thereunder, was fair and reasonable and that entering into each New Agreement was in the best interests of the relevant Fund’s shareholders, and they voted to approve each New Agreement and to recommend that Fund shareholders approve the relevant New Agreement.

The Royce Funds 2020 Semiannual Report to Shareholders | 93

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. As required by the Liquidity Rule, The Royce Fund (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (as amended from time to time, the “LRMP”) which took effect on December 1, 2018.

The LRMP is designed to assess and manage the liquidity risk of each series of the Trust (each, a “Fund” and together, the “Funds”), taking into consideration each Fund’s: (i) investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) short and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) access to other funding sources, including custodian overdrafts and the Funds’ line of credit. In this context, liquidity risk refers to the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of the Chief Risk Officer of Royce Investment Partners (“Royce”) as the administrator of the LRMP (in such capacity, the “Administrator”). The Administrator reports directly to the Board and serves at its pleasure in her capacity as Administrator. Such person also reports directly to Royce’s Chief Executive Officer in her capacity as Royce’s Chief Risk Officer. The members of Royce’s Risk Management Committee and its Legal & Compliance Department serve the Administrator in an advisory capacity. The Administrator may also consult with Royce’s portfolio management, administration, and trading personnel to the extent such person deems it necessary or appropriate to carry out the duties assigned to the Administrator under the LRMP. The Trust has retained a third-party liquidity vendor that performs various functions in connection with the administration of the LRMP, including classifying the liquidity of each Fund investment.

In accordance with the requirements of the Liquidity Rule and the LRMP, each Fund must classify each of its investments into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less.

•	Moderately liquid investments – convertible to cash in three to seven calendar days.

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days.

•	Illiquid investments – cannot not be sold or disposed of within seven calendar days.

In addition, the LRMP prohibits a Fund from acquiring any illiquid investment if, immediately after such acquisition, it would have invested more than 15% of its net assets in illiquid investments. Liquidity classification determinations take into account a variety of factors, including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from the third-party liquidity vendor.

Each Fund has been classified as a “primarily highly liquid fund” under the LRMP. For these purposes, a primarily highly liquid fund must hold more than 50% of its net assets in highly liquid investments. A Fund would cease to be a primarily highly liquid fund if its highly liquid investments fell to 50% or less of its net assets as of the end of any calendar month.

The Administrator presented a report to the Board at its meeting on February 19, 2020 that addressed the adequacy and effectiveness of the LRMP during the period December 1, 2018 to December 31, 2019 (the “covered period”). Among other things, the report provided summary information regarding overall market liquidity and the Funds’ compliance with various liquidity-related requirements along with examples of how the Administrator, Royce’s Risk Management Committee, and the relevant portfolio managers monitored and reacted to changes in liquidity profiles during the covered period. The report concluded that:

•	each Fund remained a primarily highly liquid fund during the covered period;

•	no Fund breached the 15% limit on illiquid investments during the covered period;

•	the LRMP remains reasonably designed and implemented to assess and manage each Fund’s liquidity risk; and

•	each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the covered period.

No assurance can be given that the LRMP will achieve its objectives in the future. Please refer to the Trust’s statutory prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks and a description of how the Funds expect to satisfy redemption requests.

94 | The Royce Funds 2020 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. There can be no assurance that companies that currently pay a dividend will continue to do so in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. The CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments.(Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

The Royce Funds 2020 Semiannual Report to Shareholders | 95

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96 | The Royce Funds 2020 Semiannual Report to Shareholders

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including:
of experience, depth of knowledge, and focus.	● How to open an account
● An overview of our firm and Funds
Independent Thinking	● Ordering literature including Prospectuses
The confidence to go against consensus, the insight	(800) 221-4268
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.	ACCOUNT INFORMATION
Speak with a representative about:
Specialized Approaches	● Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 841-1180
that pursue approaches with different risk profiles.
FINANCIAL ADVISORS, CONSULTANTS,
Unwavering Commitment	AND INSTITUTIONS
Our team of 18 portfolio managers has significant	Speak with your regional Royce contact regarding:
personal investments in the strategies they manage.	● Scheduling a meeting or call
● Information about our firm, strategies, and funds
● Resources for financial professionals, such as portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION
24-hour Automated Telephone Service
(800) 787-6923

OE-REP-0620

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: August 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 27, 2020		Date: August 27, 2020